Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
Registration File No.: 2-34215

PROSPECTUS

March 1, 2008
(as revised March 7, 2008)

Equity Funds

SCHRODER EMERGING MARKET EQUITY FUND
SCHRODER INTERNATIONAL ALPHA FUND
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
SCHRODER NORTH AMERICAN EQUITY FUND
SCHRODER U.S. OPPORTUNITIES FUND*
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

Taxable Fixed Income Funds

SCHRODER STRATEGIC BOND FUND
SCHRODER TOTAL RETURN FIXED INCOME FUND

Tax-Exempt Fixed Income Funds

SCHRODER MUNICIPAL BOND FUND
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Investor Shares

* Closed to new investors, subject to certain exceptions described in this Prospectus.

This Prospectus describes ten mutual funds (each, a ‘‘Fund’’ and collectively, the ‘‘Funds’’) offered by Schroder Capital Funds (Delaware), Schroder Series Trust, or Schroder Global Series Trust (each, a ‘‘Trust’’ and collectively, the ‘‘Trusts’’). Each Fund is a series of one of the Trusts.

Schroder Emerging Market Equity Fund seeks capital appreciation through investment principally in equity securities of companies in emerging market countries in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa.

Schroder International Alpha Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

Schroder International Diversified Value Fund seeks long-term capital appreciation by investing principally in a portfolio of equity securities of companies located outside the United States that the Fund’s investment sub-adviser considers to offer attractive valuations.

Schroder North American Equity Fund seeks capital growth by investing primarily in equity securities of companies in the United States.

Schroder U.S. Opportunities Fund seeks capital appreciation by investing primarily in equity securities of companies in the United States with market capitalizations of $3 billion or less.

Schroder U.S. Small and Mid Cap Opportunities Fund seeks capital appreciation by investing primarily in equity securities of small and mid cap companies in the United States.

Schroder Strategic Bond Fund seeks a high level of total return by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world.

Schroder Total Return Fixed Income Fund seeks a high level of total return by investing in a portfolio of fixed income obligations. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

Schroder Municipal Bond Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of five to ten years.

Schroder Short-Term Municipal Bond Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade short-term municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully. You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

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SUMMARY INFORMATION

SCHRODER EMERGING MARKET EQUITY FUND

Investment Objective.   To seek capital appreciation.

Principal Investment Strategies.   The Fund normally invests at least 80% of its net assets in equity securities of companies the Fund’s sub-adviser considers to be ‘‘emerging market’’ issuers. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders.) The Fund may use derivatives for purposes of complying with this policy. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and index-linked warrants. The Fund may also invest in sponsored or unsponsored American Depositary Receipts (‘‘ADRs’’), Global Depositary Receipts (‘‘GDRs’’), European Depositary Receipts (‘‘EDRs’’) or other similar securities representing ownership of foreign securities (collectively, ‘‘Depositary Receipts’’). The Fund may also invest in securities of closed-end investment companies and exchange-traded funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) (‘‘ETFs’’), including securities of emerging market issuers. An investment in a domestic closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has ‘‘emerging market’’ or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

The Fund invests in equity securities of issuers domiciled or doing business in ‘‘emerging market’’ countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund’s sub-adviser currently considers ‘‘emerging market’’ issuers to be issuers domiciled in or deriving a substantial portion of their revenues from countries not included at the time of investment in the Morgan Stanley Capital World Index. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund’s sub-adviser may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund’s investments. The Fund’s sub-adviser has determined that Chinese companies listed in Hong Kong will be considered emerging market issuers for this purpose. There is no limit on the amount of the Fund’s assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries.

The Fund invests in issuers and countries that its sub-adviser believes offer the potential for capital growth. In identifying investments for the Fund, the Fund’s sub-adviser considers a variety of factors, including the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, and whether the issuer enjoys proprietary advantages. The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro-cap companies. The Fund may also purchase securities issued in initial public offerings. In addition, the Fund’s sub-adviser considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when the Fund’s sub-adviser believes they are fully priced or to take advantage of other investments the Fund’s sub-adviser considers more attractive.

The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. The Fund’s sub-adviser may hedge some of the Fund’s foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described below under ‘‘Small and Mid Cap Companies Risk.’’

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Small and Mid Cap Companies Risk. Many companies located in emerging markets have smaller market capitalizations than those of comparable companies located in developed markets. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities and index-linked warrants. The price, performance and liquidity of such warrants are typically linked to the underlying stock or index, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for these warrants.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of closed-end investment companies (including single country funds) and ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

–	Depositary Receipts Risk. The Fund may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

–	Equity Markets Risk. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Initial Public Offerings (IPOs) Risk. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering. Such investments are subject generally to the risks described above under ‘‘Small and Mid Cap Companies Risk.’’ Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund’s sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Investor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the period shown above, the highest quarterly return was 15.60% for the quarter ended September 30, 2007, and the lowest was 1.96% for the quarter ended March 31, 2007.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since March 31, 2006)
Return Before Taxes	39.84%	33.21%
Return After Taxes on Distributions(1)	34.78%	30.32%
Return After Taxes on Distributions and Sale of Fund Shares(1)	27.08%	27.20%
Morgan Stanley Capital Institutional Emerging Markets Index (reflects no deduction for fees, expenses or taxes)(2)	39.38%	32.88%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital International Emerging Markets Index is an unmanaged market-capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER INTERNATIONAL ALPHA FUND

Investment Objective.   Long-term capital appreciation through investment in securities markets outside the United States.

Principal Investment Strategies.   The Schroder International Alpha Fund (formerly, Schroder International Fund) will invest principally in securities of companies located outside of the United States, and normally invests at least 65% of its total assets in equity securities of companies the Fund’s adviser considers to be located outside of the United States. The Fund will invest in a variety of countries throughout the world. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Fund’s sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market-weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East. The Fund expects typically to invest in forty to sixty companies located outside of the United States at any one time.

The Fund invests in issuers that the Fund’s sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the Fund’s sub-adviser may consider the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages. The Fund generally sells securities when the Fund’s sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market-capitalization. The Fund may purchase or sell futures contracts and options, in order to gain long or short exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. By employing these techniques the Fund’s portfolio manager tries to add incremental return over the Fund’s benchmark index, which incremental return is sometimes referred to as ‘‘alpha.’’

The Fund also may do the following:

–	Invest in securities of issuers domiciled or doing business in ‘‘emerging market’’ countries.

–	Invest in securities of closed-end investment companies and ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) that invest primarily in foreign securities.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described below under ‘‘Small and Mid Cap Companies Risk.’’

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

–	Equity Markets Risk. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund’s sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Small and Mid Cap Companies Risk. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Geographic Focus Risk. To the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Issuer Focus Risk. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. The Fund expects typically to invest in forty to sixty companies at any time. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of closed-end investment companies (including single country funds) and ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund’s sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.(+)(++)

Below is a bar chart that shows the investment returns of the Fund’s Investor Shares for each of its last ten full calendar years of operations. The table following the bar chart shows how the Fund’s annual return for the last year, and its average annual returns for the last five years and for the last ten years, compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was −22.38% for the quarter ended September 30, 2002.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Five Years	Ten Years
Return Before Taxes	14.05%	20.81%	8.33%
Return After Taxes on Distributions(1)	13.29%	20.45%	5.85%
Return After Taxes on Distributions and Sale of Fund Shares(1)	9.12%	18.35%	5.91%
Morgan Stanley Capital International EAFE Index (reflects no deduction for fees, expenses or taxes)(2)	11.17%	21.59%	8.66%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital International EAFE Index is a market-weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australasia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

(+) The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective March 2005. The performance results shown in the bar chart and table for periods prior to such date were achieved by the Fund under different lead portfolio managers.

(++) Effective April 1, 2006, the combined advisory and administrative fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the prior periods shown, the returns shown in the bar chart and table would have been lower. See ‘‘Management of the Funds – Management Fees.’’

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

Investment Objective.   Long-term capital appreciation.

Principal Investment Strategies.   The Fund invests principally in a diversified portfolio of equity securities of companies located outside of the United States that the Fund’s sub-adviser considers to offer attractive valuations. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund’s sub-adviser applies a proprietary quantitative investment analysis that seeks to develop a portfolio designed to capture the historically high returns from value stocks but with lower risk than the Morgan Stanley Capital International EAFE Index over the longer term and to provide a dividend yield typically above that Index. The sub-adviser expects that a substantial portion of the Fund’s investments will normally be in countries included in the Morgan Stanley Capital International EAFE Index, which is a market-weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, although the Fund may invest in any country in the world, including ‘‘emerging market’’ countries. (The sub-adviser currently expects to invest not more than 25% of the Fund’s assets in securities of companies domiciled in emerging markets countries.)

The main elements of the sub-adviser’s portfolio construction process are the identification of attractive value stocks within a broad universe of companies around the world and careful management of portfolio risks. The portfolio construction process is bottom-up. The sub-adviser seeks to select stocks anywhere in the world with high dividends and strong cash-flow. The sub-adviser does not generally specify ‘‘top-down’’ geographic or sector allocations for the Fund’s portfolio; rather, the Fund’s geographic and sector allocations are principally the result of the sub-adviser’s selection of individual companies that it believes offer the greatest value. (The sub-adviser may adjust geographic or sector weights resulting from this process in order to avoid extreme outcomes.)

The sub-adviser does not consider benchmark weights when it constructs the Fund’s portfolio. Individual stock weights are determined using a disciplined stock weighting process. The Fund’s sub-adviser believes that indices weighted by market-capitalization reflect a natural bias towards expensive stocks and geographic regions, and that, by contrast, a ‘‘bottom-up’’ approach to portfolio construction, not constrained by reference to a specific benchmark or index, has the potential to provide investment in less expensive stocks offering better investment value.

The Fund will normally invest at least 65% of its net assets in equity securities of companies located in countries outside of the United States. The Fund will invest in a variety of countries throughout the world. The Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund’s sub-adviser will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Fund’s sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund may invest in companies of any market-capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies.

The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

The Fund generally sells securities when the Fund’s sub-adviser believes they are fully priced or when the sub-adviser considers more attractive investment candidates are available.

The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the sub-adviser considers it appropriate.

The Fund may also invest in closed-end investment companies, trusts, ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and real estate investment trusts (‘‘REITs’’).

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described below under ‘‘Small and Mid Cap Companies Risk.’’

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

–	Equity Markets Risk. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund’s sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Geographic Focus Risk. To the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Small and Mid Cap Companies Risk. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of closed-end investment companies (including single country funds), trusts, and ETFs. Investing in another investment company or pooled vehicle exposes the Fund to all the risks of that other investment company or pooled vehicle, and, in general, subjects it to a pro rata portion of the other investment company or pooled vehicle’s fees and expenses.

–	Real Estate Investment Trust Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund’s sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Investor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the period shown above, the highest quarterly return was 8.36% for the quarter ended June 30, 2007, and the lowest was −5.01% for the quarter ended December 31, 2007.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since August 30, 2006)
Return Before Taxes	10.71%	18.70%
Return After Taxes on Distributions(1)	4.81%	13.46%
Return After Taxes on Distributions and Sale of Fund Shares(1)	7.55%	13.13%
Morgan Stanley Capital Institutional EAFE Index (reflects no deduction for fees, expenses or taxes)(2)	11.17%	16.71%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital Institutional EAFE Index is a market-weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australasia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER NORTH AMERICAN EQUITY FUND

Investment Objective.   The Fund seeks long-term capital growth.

Principal Investment Strategies.   The Fund invests principally in equity securities of companies in the United States. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund’s sub-adviser is responsible for day-to-day portfolio management. It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund’s sub-adviser uses that analysis to construct a highly diversified portfolio of stocks. In addition, the Fund’s sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund’s portfolio to take advantage of those deviations.

The Fund’s investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the Fund’s sub-adviser’s evaluation of economic and market factors, as well as factors affecting individual companies, changes.

The Fund will invest in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The Fund’s portfolio may include large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund generally sells securities when the Fund’s sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available.

The Fund may purchase or sell futures contracts and options, in order to gain long or short exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may also invest in closed-end investment companies and in ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

The Fund normally invests at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. An investment in a U.S. closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of North American companies, and has ‘‘North America’’ or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of North American companies for purposes of determining if the Fund has invested at least 80% of its net assets in such securities. The Fund considers North America to consist of the United States and Canada.

The Fund’s sub-adviser may trade the Fund’s portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund’s portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

–	Equity Markets Risk. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund’s sub-adviser, due to factors that adversely affect North American equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. There can be no assurance that the sub-adviser’s use of the quantitative analysis described above will produce a portfolio that will achieve long-term capital growth or that the Fund’s sub-adviser will interpret or implement the results of any quantitative analysis in a manner that will result in long-term capital growth. In addition, to the extent that the sub-adviser adjusts the Fund’s portfolio to take advantage of short-term deviations from longer-term historical trends and cycles, there can be no assurance that such deviations will in fact occur or that the Fund’s portfolio will be positioned optimally to take advantage of them. There is a risk that the Fund’s sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

–	Small and Mid Cap Companies Risk. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Geographic Focus Risk. Because the Fund invests principally in equity securities of North American companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of closed-end investment companies (including single country funds) and ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Investor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 9.30% for the quarter ended December 31, 2004, and the lowest was −2.98% for the quarter ended December 31, 2007.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since September 17, 2003)
Return Before Taxes	6.57%	11.51%
Return After Taxes on Distributions(1)	3.53%	9.32%
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.43%	9.04%
FTSE North American Index (reflects no deduction for fees, expenses or taxes)(2)	7.44%	12.94%
S&P 500 Index(3)	5.49%	11.59%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The FTSE North American Index is a market-capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends.

(3) The S&P 500 Index is a market-capitalization, value-weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER U.S. OPPORTUNITIES FUND

The Fund is closed to new investors. Shareholders of the Fund as of April 18, 2007 may continue to add to their Fund positions. Investors who did not own shares of the Fund prior to its closure on April 18, 2007 generally will not be allowed to buy shares of the Fund, with the following exceptions:

−	participants in most employee benefit plans or employer-sponsored retirement plans, if the Fund had been established as an investment option under the plan prior to April 18, 2007; and

−	a Trustee of a Trust, an employee of Schroder Investment Management North America Inc. (‘‘Schroders’’), or a member of the immediate family of any of these persons.

Schroders may make additional exceptions or modify this policy at any time.

Investment Objective.   To seek capital appreciation.

Principal Investment Strategies.   In selecting investments for the Fund, the Fund’s adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks and REITs. Under current market conditions, the Fund expects to invest primarily in equity securities of small and micro capitalization companies in the United States. The Fund’s adviser considers small capitalization companies to be companies that have market capitalizations of $3 billion or less, and micro-capitalization companies to be companies with market capitalizations of $500 million or less, measured at the time of investment. However, the Fund may invest any portion of its assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies the Fund’s adviser considers to be located in the United States. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled and has its principal place of business located in the United States and is principally traded in the United States, or if the Fund’s adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund generally sells securities when the Fund’s adviser believes they are fully priced or when more attractive investment candidates become available. The Fund may purchase securities offered in initial public offerings, and may invest in securities of closed-end investment companies and in ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

The Fund may use options (puts and calls) for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund’s Statement of Additional Information (‘‘SAI’’).

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Small Companies Risk. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Equity Markets Risk. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Real Estate Investment Trust Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

–	Initial Public Offerings (IPOs) Risk. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering. Such investments are subject generally to the risks described above under ‘‘Small Companies Risk.’’ Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

–	Issuer Focus Risk. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

–	Geographic Focus Risk. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of closed-end investment companies (including single country funds) and ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund’s adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

–	Frequent Trading/Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The portfolio turnover rate for the Fund’s last fiscal year was 77%.

–	Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

Performance Information.(+)(++)

Below is a bar chart that shows the investment returns of the Fund’s Investor Shares for each of its last ten full calendar years of operations. The table following the bar chart shows how the Fund’s annual return for the last year, and its average annual returns for the last five years and for the last ten years, compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 18.14% for the quarter ended March 31, 2000, and the lowest was −23.27% for the quarter ended September 30, 1998.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Five Years	Ten Years
Return Before Taxes	10.27%	19.50%	11.50%
Return After Taxes on Distributions(1)	8.25%	18.07%	9.89%
Return After Taxes on Distributions and Sale of Fund Shares(1)	8.38%	16.83%	9.41%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)(2)	−1.57%	16.25%	7.08%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Russell 2000 Index is a market-capitalization weighted, broad-based index of 2000 small capitalization U.S. companies.

(+) The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results shown in the bar chart and table for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(++) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during the prior periods shown, the returns shown in the bar chart and in the table would have been lower. See ‘‘Management of the Funds – Management Fees.’’

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

Investment Objective.   To seek capital appreciation.

Principal Investment Strategies.   The Fund invests primarily in companies in the United States (determined as described below) that the Fund’s adviser considers to be small or mid cap companies. In selecting investments for the Fund, the Fund’s adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors. These factors generally apply to all investments made by the Fund, including initial public offerings, although the Fund may also invest in certain initial public offerings that the portfolio manager believes will be in high demand. The Fund may sell a security when the Fund’s adviser believes it is fully priced or when investments become available that it believes are more attractive.

The Fund normally invests at least 80% of its net assets in companies considered by the Fund’s adviser at the time to be small or mid cap companies located in the United States. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. The Fund’s adviser currently considers a company to be a small or mid cap company if the company has a market-capitalization (at the time of purchase) of between $1 billion and $7 billion. The Fund may also invest in equity securities of micro-cap companies or larger companies, if the Fund’s adviser believes they offer the potential for capital appreciation. The Fund invests in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and REITs. The Fund may purchase securities on securities exchanges as well as over-the-counter, and may also purchase securities offered in initial public offerings. The Fund may use options for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund’s SAI.

The Fund’s adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United States and is principally traded in the United States, or if the Fund’s adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Small and Mid Cap Companies Risk. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

–	Real Estate Investment Trust Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

–	Initial Public Offerings (IPOs) Risk. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering. Such investments are subject generally to the risks described above under ‘‘Small and Mid Cap Companies Risk.’’ Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

–	Equity Markets Risk. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

–	Geographic Focus Risk. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund’s adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Investor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the period shown above, the highest quarterly return was 7.80% for the quarter ended June 30, 2007, and the lowest was −1.05% for the quarter ended December 31, 2007.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since March 31, 2006)
Return Before Taxes	12.63%	10.93%
Return After Taxes on Distributions(1)	10.91%	9.95%
Return After Taxes on Distributions and Sale of Fund Shares(1)	8.98%	8.96%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)(2)	1.38%	3.36%

(1) After-tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Russell 2500 Index is a market-capitalization weighted, broad-based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 70% of the total market-capitalization of the Russell 300 Index.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER STRATEGIC BOND FUND

Investment Objective.   To seek a high level of total return.

Principal Investment Strategies.   In making investments for the Fund, the sub-adviser seeks to invest the Fund’s assets in a portfolio of securities that offer high total return — from current income, increases in market value of the Fund’s investments, or both. The Fund seeks its objective by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world. The Fund normally invests substantially all, and at least 80%, of its net assets in debt securities. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for the purposes of complying with this policy. The Fund is a non-diversified investment company.

The Fund may invest in any type of debt securities, including, for example, corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities (including securities issued by the U.S. Government, the Government National Mortgage Association, Federal Home Loan Banks, Fannie Mae, and Freddie Mac) and mortgage-backed securities (including collateralized mortgage obligations). The Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries.

The Fund may invest in convertible securities and warrants. The Fund may invest in securities of any maturity, but will normally seek to maintain a dollar-weighted average portfolio duration of 10 years or less. The Fund may invest a substantial portion of its assets in mortgage-backed and mortgage-related securities, including collateralized mortgage obligations, and other asset-backed securities. Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

The Fund will invest principally in securities of ‘‘investment grade’’ at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) has rated the securities Baa3 or BBB− (or the equivalent) or better, or the Fund’s sub-adviser has determined the securities to be of comparable quality. Up to 40% of the Fund’s total assets may be invested in securities rated below ‘‘investment grade,’’ sometimes referred to as ‘‘junk bonds’’ (or, if unrated, determined by the Fund’s sub-adviser to be of comparable quality), although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) has rated the securities CC− (or the equivalent) or better, or the Fund’s sub-adviser has determined the securities to be of comparable quality.

The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into swap transactions including interest rate swaps, foreign currency forwards and swap transactions, and options, as a substitute for cash investments, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may take long or short positions in so-called credit default swaps or other credit derivatives as an alternative to buying or selling debt securities themselves or otherwise to increase the Fund’s total return. The Fund may also invest in money market securities when the Fund’s sub-adviser expects the return on such securities to exceed the return on securities with longer durations.

The Fund’s sub-adviser will normally (though it will not necessarily) hedge a substantial portion of the Fund’s foreign currency exposure back into the U.S. dollar, in order to limit the effects of changes in foreign currencies on the value of the Fund’s portfolio.

In managing the Fund, the Fund’s sub-adviser will allocate the Fund’s assets among issuers, types of securities, industries, interest rates, and geographical regions, including emerging markets. An investment team located in London will make top-down investment allocation decisions. Subject to the oversight of this investment team, other investment teams located in various geographical regions or specializing in particular types of investments will implement those asset allocation decisions by selecting the specific securities in which the Fund will invest. In this way, the Fund’s sub-adviser attempts to construct a portfolio representing many of the firm’s ‘‘best ideas.’’ The Fund’s sub-adviser will change asset allocations and the Fund’s portfolio securities in response to changes in its assessment of market, economic, political, and other factors. The sub-adviser may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. The Fund’s sub-adviser may trade the Fund’s portfolio securities more frequently than many other mutual funds, which may result in taxable capital gains and transaction costs (such as the bid/asked spread on purchases and sales of securities).

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

–	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

–	Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund’s investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

–	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

–	Valuation Risk. Due to the nature of some of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that such prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

–	High-Yield/Junk Bonds Risk. Securities rated below investment grade (‘‘high-yield bonds’’ or ‘‘junk bonds’’) lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

–	Mortgage and Asset-Backed Securities Risk. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk (as described above under ‘‘Interest Rate Risk’’), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk and valuation risk (as described above under ‘‘Credit Risk’’ and ‘‘Valuation Risk’’) and liquidity risk (as described below under ‘‘Liquidity Risk’’).

Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by a Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

–	U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), prepayment risk (as described above under ‘‘Mortgage and Asset-Backed Securities Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Convertible Securities Risk. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common or preferred stock, and so subject to the risks of investments in both debt securities and equity securities.

–	Warrants Risk. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund’s sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

–	Frequent Trading/Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The portfolio turnover rate for the Fund’s last fiscal year was 725%.

–	Non-Diversification Risk. The Fund is a non-diversified investment company. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer’s securities declines.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Investor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the period shown above, the highest quarterly return was 2.42% for the quarter ended December 31, 2007, and the lowest was −0.13% for the quarter ended September 30, 2007.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since June 30, 2006)
Return Before Taxes	4.46%	4.78%
Return After Taxes on Distributions(1)	2.95%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.88%	3.25%
Lehman U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(2)	6.96%	8.11%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman Aggregate Bond Index comprises government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds on the market.

Past performance (before and after taxes) is not necessarily an indication of future performance.    It is possible to lose money on an investment in a Fund.

SCHRODER TOTAL RETURN FIXED INCOME FUND

Investment Objective.    To seek a high level of total return.

Principal Investment Strategies.    The Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund) normally invests at least 80% of its net assets in fixed income obligations. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. In making investments for the Fund, the adviser seeks to invest the Fund’s assets in a portfolio of securities that offer high total return – from current income, increases in market values of the Fund’s investments, or both. The adviser currently considers fixed income obligations to include:

–	securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

–	debt securities of domestic or foreign corporations;

–	mortgage-backed and other asset-backed securities;

–	taxable and tax-exempt municipal bonds;

–	obligations of international agencies or supranational entities;

–	debt securities convertible into equity securities;

–	inflation-indexed bonds;

–	structured notes, including hybrid or ‘‘indexed’’ securities, event-linked bonds, and loan participations;

–	delayed funding loans and revolving credit facilities; and

–	short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers’ acceptances.

The Fund may invest in securities of companies located in a variety of countries outside the United States, including obligations of non-U.S. governmental issuers or of private issuers located in any country outside the United States, including emerging market countries. The Fund will normally invest no more than 20% of its total assets in securities that are not denominated in the U.S. dollar.

The Fund’s adviser currently expects that a substantial portion of the Fund’s assets will be invested in mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities.

The Fund will invest principally in securities of ‘‘investment grade’’ at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) has rated the securities Baa3 or BBB− (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The Fund may invest up to 20% of the Fund’s total assets in securities rated below ‘‘investment grade’’ (or, if unrated, determined by the Fund’s adviser to be of comparable quality), sometimes referred to as ‘‘junk bonds,’’ although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody’s Standard & Poor’s, or Fitch) has rated the securities CC− (or the equivalent) or better, or the Fund’s adviser has determined the securities to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is ‘‘investment grade.’’

Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. The Fund may also invest in zero-coupon securities.

The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser’s judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these ‘‘derivatives’’ strategies for hedging purposes. The Fund may also use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund’s SAI.

The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

In managing the Fund, the Fund’s adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

The Fund’s adviser will trade the Fund’s portfolio securities actively. In selecting individual securities for investment, the Fund’s adviser typically:

–	uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

–	exploits inefficiencies in the valuation of risk and reward;

–	looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

–	considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

The Fund generally sells securities in order to take advantage of investments in other securities offering what the adviser believes is the potential for more attractive current income or capital gain or both.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

–	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

–	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

–	Valuation Risk. Due to the nature of some of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that such prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

–	Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund’s investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

–	Mortgage and Asset-Backed Securities Risk. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk (as described above under ‘‘Interest Rate Risk’’), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk and valuation risk (as described above under ‘‘Credit Risk’’ and ‘‘Valuation Risk’’) and liquidity risk (as described below under ‘‘Liquidity Risk’’).

Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by a Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

–	U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), prepayment risk (as described above under ‘‘Mortgage and Asset-Backed Securities Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Convertible Securities Risk. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common or preferred stock, and so subject to the risks of investments in both debt securities and equity securities.

–	Frequent Trading/Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The portfolio turnover rate for the Fund’s last fiscal year was 464%.

–	High-Yield/Junk Bonds Risk. Securities rated below investment grade (‘‘high-yield bonds’’ or ‘‘junk bonds’’) lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund’s adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Investor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 3.45% for the quarter ended September 30, 2006, and the lowest was −0.82% for the quarter ended September 30, 2005.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since December 31, 2004)
Return Before Taxes	6.27%	4.42%
Return After Taxes on Distributions(1)	4.41%	2.73%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.04%	2.78%
Lehman Brothers U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)(2)	6.96%	4.56%

(1) After-tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman Brothers U.S. Aggregate Index is a widely used measure of short-term debt returns. It is not managed.

Past performance (before and after taxes) is not necessarily an indication of future performance. It is possible to lose money on an investment in a Fund.

SCHRODER MUNICIPAL BOND FUND

Investment Objective.    To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

Principal Investment Strategies.    The Fund invests primarily in municipal bonds that:

−	pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax (‘‘AMT’’);

−	are investment grade in quality; and

−	have intermediate to long-term effective maturities (three years or longer) (a bond’s effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

‘‘Municipal bonds’’ are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

The Fund’s adviser considers a security ‘‘investment grade’’ if either a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) has rated the securities Baa3 or BBB− (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the highest rating will be used. The Fund’s adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, and their credit quality will be determined by the adviser.

The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund’s adviser allocates the Fund’s assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market – that is, in a group of issuers that finance similar projects − including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund’s adviser generally relies on detailed proprietary research. The Fund’s adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

In selecting individual securities for investment, the Fund’s adviser typically:

−	assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

−	uses in-depth credit analysis to determine the issuer’s ability to fulfill its obligations;

−	compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

−	looks to exploit any inefficiencies between intrinsic value and market trading price; and

−	subordinates sector weightings to individual securities that may be undervalued.

The Fund’s adviser may sell a security for the Fund if the security reaches the adviser’s target price or if the adviser’s credit outlook for the security has deteriorated. The Fund’s adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund’s adviser devotes substantial independent research to the selection of the Fund’s investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

Principal Risks.

−	It is possible to lose money on an investment in the Fund.

−	Municipal Bonds Risk. Municipal bonds include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue and obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Payments of interest and repayments of principal will depend on the ability of the governmental entity or other issuer to meet its obligations. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable. The amount of public information available about municipal bonds in the Fund’s portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund’s adviser. In addition, a pending Supreme Court decision concerning the constitutionality of state-specific tax preferences for municipal bonds could adversely affect the value of some or all of the bonds in a Fund’s portfolio (see ‘‘Taxes’’ in the SAI for additional details).

At times, a portion of a Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Fund’s adviser or its affiliates, holds all or a major portion thereof. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Fund’s adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the Fund in respect of its investment might not be tax-exempt.

−	Taxable Municipal Securities Risk. The Fund may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax.

−	Volatility of the Municipal Bond Market Risk. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

−	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

−	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

−	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

−	Insurer Risk. The Fund invests a portion of its assets in bonds that are insured by private insurers. The credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer’s ability or perceived ability to meet its obligations.

−	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

−	Valuation Risk. Due to the nature of some of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that such prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

−	Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund’s investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

−	State and Issuer Risk. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make the Fund more vulnerable to that state’s economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund’s shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund’s investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

−	U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

−	When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

−	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Investor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 3.12% for the quarter ended September 30, 2004, and the lowest was −1.70% for the quarter ended June 30, 2004.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of the Fund (Since December 31, 2003)
Return Before Taxes	2.06%	3.38%
Return After Taxes on Distributions(1)	2.06%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.77%	3.36%
Lehman 5-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)(2)	5.13%	3.03%

(1) After-tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

Past performance (before and after taxes) is not necessarily an indication of future performance.    It is possible to lose money on an investment in a Fund.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Investment Objective.    To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

Principal Investment Strategies.    The Fund invests primarily in municipal bonds that:

−	pay interest that is exempt from federal income tax (but which may be subject to federal AMT);

−	are investment grade in quality; and

−	have effective maturities of no more than three years (a bond’s effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

‘‘Municipal bonds’’ are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

The Fund’s adviser considers a security ‘‘investment grade’’ if either a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) has rated the securities Baa3 or BBB− (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the highest rating will be used. The Fund’s adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, and their credit quality will be determined by the adviser.

The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for the purposes of complying with this policy. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund’s adviser allocates the Fund’s assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market − that is, in a group of issuers that finance similar projects − including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund’s adviser generally relies on detailed proprietary research. The Fund’s adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

In selecting individual securities for investment, the Fund’s adviser typically:

−	assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

−	uses in-depth credit analysis to determine the issuer’s ability to fulfill its obligations;

−	compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

−	looks to exploit any inefficiencies between intrinsic value and market trading price; and

−	subordinates sector weightings to individual securities that may be undervalued.

The Fund’s adviser may sell a security for the Fund if the security reaches the adviser’s target price or if the adviser’s credit outlook for the security has deteriorated. The Fund’s adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund’s adviser devotes substantial independent research to the selection of the Funds’ investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

Principal Risks.

−	It is possible to lose money on an investment in the Fund.

−	Municipal Bonds Risk. Municipal bonds include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue and obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Payments of interest and repayments of principal will depend on the ability of the governmental entity or other issuer to meet its obligations. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable. The amount of public information available about municipal bonds in the Fund’s portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund’s adviser. In addition, a pending Supreme Court decision concerning the constitutionality of state-specific tax preferences for municipal bonds could adversely affect the value of some or all of the bonds in a Fund’s portfolio (see ‘‘Taxes’’ in the SAI for additional details).

At times, a portion of a Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Fund’s adviser or its affiliates, holds all or a major portion thereof. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Fund’s adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the Fund in respect of its investment might not be tax-exempt.

−	Taxable Municipal Securities Risk. The Fund may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax.

−	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

−	Volatility of the Municipal Bond Market. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

−	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

−	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

−	Insurer Risk. The Fund invests a portion of its assets in bonds that are insured by private insurers. The credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer’s ability or perceived ability to meet its obligations.

−	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

−	Valuation Risk. Due to the nature of some of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that such prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

−	Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund’s investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

−	State and Issuer Risk. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a Fund more vulnerable to that state’s economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund’s shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund’s investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

−	U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

−	When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

−	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Investor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 1.65% for the quarter ended September 30, 2006, and the lowest was −0.84% for the quarter ended June 30, 2004.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of the Fund (Since December 31, 2003)
Return Before Taxes	2.69%	2.73%
Return After Taxes on Distributions(1)	2.69%	2.66%
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.12%	2.72%
Lehman 1-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)(2)	4.37%	2.52%

(1) After-tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman 1-Year Municipal Bond Index is a rules-based, market-value-weighted index of debt obligations issued by municipalities with short-term maturities.

Past performance (before and after taxes) is not necessarily an indication of future performance.    It is possible to lose money on an investment in a Fund.

Changes in investment objective and policies.    The policies described above requiring the Funds to invest at least 80% of their net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. Except for any policy described in this prospectus or in the Funds’ SAI as fundamental, the Funds’ investment objectives and policies may be changed by the Trustees without a vote of the shareholders.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Funds.

Shareholder Fees (paid directly from your investment):

Maximum Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Redemption Fee
Schroder Emerging Market Equity Fund	2.00%(1)
Schroder International Alpha Fund	2.00%(1)
Schroder International Diversified Value Fund	2.00%(1)
Schroder North American Equity Fund	None
Schroder U.S. Opportunities Fund	2.00%(1)
Schroder U.S. Small and Mid Cap Opportunities Fund	2.00%(1)
Schroder Strategic Bond Fund	2.00%(1)
Schroder Total Return Fixed Income Fund	None
Schroder Municipal Bond Fund	None
Schroder Short-Term Municipal Bond Fund	None

(1) Shares of this Fund held for two months or less are subject to a redemption fee of 2.00% subject to certain exceptions described herein. See ‘‘How to Sell Shares – Redemption Fee.’’

Annual Fund Operating Expenses   (expenses that are deducted from Fund assets):

	Schroder Emerging Market Equity Fund(1)	Schroder International Alpha Fund(1)	Schroder International Diversified Value Fund(1)	Schroder North American Equity Fund(1)	Schroder U.S. Opportunities Fund	Schroder U.S. Small and MidCap Opportunities Fund(1)	Schroder Strategic Bond Fund(1)	Schroder Total Return Fixed Income Fund(1)	Schroder Municipal Bond Fund	Schroder Short-Term Municipal Bond Fund
Management Fees(2)	1.00%	0.975%	1.00%	0.25%	1.00%	1.00%	0.75%(2)	0.25%	0.40%	0.40%
Distribution (12b-1) Fees	None	None	None	None	None	None	None	None	None	None
Other Expenses	1.68%	0.565%	2.85%	0.08%	0.25%	2.13%	1.02%	0.71%	0.23%	0.27%
Acquired Fund Fees and Expenses(3)	None	None	None	None	0.05%	None	None	None	0.01%	0.01%
Total Annual Fund Operating Expenses	2.68%	1.54%	3.85%	0.33%	1.30%	3.13%	1.77%	0.96%	0.64%	0.68%
Less: Fee Waiver and Expense Limitation(3)(4)	(0.93)%	(0.29)%	(2.60)%	None	None	(1.73)%	(1.03)%	(0.56)%	(0.08)%	(0.12)%
Net Expenses(4)(5)	1.75%	1.25%	1.25%	0.33%	1.30%	1.40%	0.74%	0.40%	0.56%	0.56%

(1) In addition to direct expenses incurred by the Fund, ‘‘Other Expenses’’ may include certain indirect expenses not included under ‘‘Acquired Fund Fees and Expenses’’ and incurred as a result of the Fund’s investment in one or more funds, including ETFs. These indirect expenses of the Fund are not subject to waiver and are not subject to the expense limitation of the Fund.

(2) Management Fees for each Fund include all fees payable to the Fund’s adviser and its affiliates for investment advisory and fund administration services. The Fund also pays administrative or sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under ‘‘Other Expenses.’’ The Funds’ adviser has contractually agreed to waive 0.20% of its management fee on the Strategic Bond Fund through March 7, 2009; the waiver is reflected in the table above under ‘‘Less: Fee Waiver and Expense Limitation.’’

(3) ‘‘Acquired Fund Fees and Expenses’’ are indirectly borne by the Fund and these fees and expenses are not subject to the expense limitation of the Fund.

(4) The ‘‘Net Expenses’’ shown for certain Funds reflect the effect of contractually imposed fee waivers and/or expense limitations on the Total Annual Fund Operating Expenses of each such Fund.

In order to limit the expenses of the Investor Shares of certain Funds, the Funds’ adviser has contractually agreed through February 28, 2009 (and through March 7, 2009 with respect to the Schroder Strategic Bond Fund) to reduce the annual rate of its compensation and, if necessary, to pay or reimburse the applicable Fund for other Fund expenses to the extent that the Total Annual Fund Operating Expenses of a Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to the Fund’s Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Investor Shares): Schroder Emerging Market Equity Fund: 1.75%; Schroder International Alpha Fund: 1.25%; Schroder International Diversified Value Fund: 1.25%; Schroder U.S. Opportunities Fund: 1.70%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.40%; Schroder Strategic Bond Fund: 0.74%; Schroder Total Return Fixed Income Fund: 0.40%; Schroder Municipal Bond Fund: 0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%. The Fee Waiver and Expense Limitation shown in the table for the Schroder Strategic Bond Fund include the management fee waiver described in Note (2) above. The fee waiver and/or expense limitations for the Funds may only be terminated during their term by the Board of Trustees.

Net Expenses of the Funds’ Investor Shares may be higher than the Net Expenses shown in the table above to the extent the Fund has interest, taxes, or extraordinary expenses. In the last fiscal year, those Funds with fee waivers and/or expense limitations in effect had no such expenses, and these Funds do not expect to incur such expenses in the next fiscal year.

(5) The ‘‘Net Expenses’’ shown in the table includes any expenses incurred indirectly by the Fund as a result of its investments in one or more funds, including ETFs, as applicable. The Net Expenses shown may be higher than the Ratio of Expenses to Average Net Assets included in the ‘‘Financial Highlights’’ section, which reflects the operating expenses of the Fund and does not include indirect Other Expenses or Acquired Fund Fees and Expenses. If only the operating expenses of the Fund were included in Net Expenses, and not the indirect expenses incurred by the Fund, the Net Expenses would be: Schroder U.S. Opportunities Fund: 1.25%; Schroder Municipal Bond Fund: 0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that a Fund’s operating expenses for each year are the same as the Fund’s Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund’s Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Schroder Emerging Market Equity Fund	$178	$744	$1,337	$2,944
Schroder International Alpha Fund	$127	$458	$812	$1,810
Schroder International Diversified Value Fund	$127	$935	$1,762	$3,914
Schroder North American Equity Fund	$34	$106	$185	$418
Schroder U.S. Opportunities Fund	$132	$412	$713	$1,568
Schroder U.S. Small and Mid Cap Opportunities Fund	$143	$803	$1,489	$3,318
Schroder Strategic Bond Fund	$76	$457	$863	$1,999
Schroder Total Return Fixed Income Fund	$41	$250	$476	$1,127
Schroder Municipal Bond Fund	$57	$197	$349	$791
Schroder Short-Term Municipal Bond Fund	$57	$205	$367	$835

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective. The following provides more detail about certain of the Funds’ principal risks and the circumstances which could adversely affect the value of a Fund’s shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund’s investment restrictions as set forth in this Prospectus or under ‘‘Investment Restrictions’’ in the Funds’ SAI, or by applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

–	Interest Rate Risk. (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

–	Credit Risk. (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities.

If a security has been rated by more than one nationally recognized statistical rating organization the Funds’ adviser will consider the highest rating for the purposes of determining whether the security is of ‘‘investment grade.’’ A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund’s adviser will consider whether the security continues to be an appropriate investment for the Fund. A Fund considers whether a security is of ‘‘investment grade’’ only at the time of purchase. Some of the Funds will invest in securities which will not be rated by a nationally recognized statistical rating organization (such as Moody’s, Standard & Poor’s, or Fitch), but the credit quality will be determined by the adviser.

Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security’s market value could decline significantly.

–	Extension Risk. (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund). During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

–	High-Yield/Junk Bonds Risk. (Schroder Strategic Bond Fund and Schroder Total Return Fixed Income Fund). The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund adviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

–	Inflation/Deflation Risk. (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund). Inflation risk is the risk that a Fund’s assets or income from a Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

–	Mortgage and Asset-Backed Securities Risk. (Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described above under ‘‘Interest Rate Risk’’), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk (as described above under ‘‘Credit Risk’’ and below under ‘‘Valuation Risk’’ and ‘‘Liquidity Risk’’). Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The types of mortgages underlying securities held by the Funds may differ and may be affected differently by market factors. For example, a Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (‘‘IOs’’) or the principal portion (‘‘POs’’) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell.

A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

–	Liquidity Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

–	Derivatives Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds’ adviser or sub-adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into ‘‘over the counter’’ (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. Special tax considerations apply to a Fund’s investment in derivatives. See the SAI for more information.

–	Small and Mid Cap Companies Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Equity Securities Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The principal risks of investing in the Funds include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Funds’ adviser or sub-adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions.

–	Convertible Securities Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Schroder Strategic Bond Fund and Schroder Total Return Fixed Income Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common or preferred stock, and so subject to the risks of investments in both debt securities and equity securities. Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

–	Warrants Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund). The Funds may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. Schroder Strategic Bond Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

–	Initial Public Offerings (IPOs) Risk. (Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may also purchase securities of companies in initial public offerings, which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Funds may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Funds. The investment performance of the Funds during periods when they are unable to invest significantly or at all in initial public offerings may be lower than during periods when the Funds are able to do so.

–	Foreign Investment Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund may invest in foreign securities. Schroder North American Equity Fund may invest in securities of Canadian companies and in companies located in other countries in North America. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

Schroder Emerging Market Equity Fund may invest in Chinese companies. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the United States. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the United States government, or governments that otherwise have policies in conflict with the U.S. government. Investments in such companies may subject the Schroder Emerging Market Equity Fund to the risk that these companies’ reputation and price in the market will be adversely affected.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to a Fund’s investments in foreign securities. In determining whether to invest a Fund’s assets in debt securities of foreign issuers, the Fund’s adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

–	Foreign Currencies Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

–	Emerging Markets Securities Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

–	Geographic Focus Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund). To the extent that a Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly. Because the Schroder North American Equity Fund invests principally in equity securities of North American companies, and Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund invest principally in equity securities of U.S. companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Issuer Focus Risk. (Schroder International Alpha Fund and Schroder U.S. Opportunities Fund). The Funds, and in particular the Schroder International Alpha Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

–	Depositary Receipts Risk. (Schroder Emerging Market Equity Fund). A Fund may invest in ADRs, as well as GDRs, EDRs or other similar securities representing ownership of foreign securities. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. A Fund may invest in both sponsored and unsponsored Depositary Receipts. Unsponsored Depositary Receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored Depositary Receipts and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

–	Investments in Pooled Vehicles Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder U.S. Opportunities Fund). A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and ETFs, that are advised by the Fund’s sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to a Fund, although there is no guarantee that it will do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations such as redemption fees. See ‘‘How to Sell Fund Shares – Redemption Fees’’ for more information.

–	Real Estate Investment Trust Risk. (Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

–	Over-the-Counter Risk. (Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund). Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price.

–	Equity Markets Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

–	Management Risk. (All Funds). Because the Funds are actively managed, each Fund’s investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund’s adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that each Fund’s adviser or sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

–	Frequent Trading / Portfolio Turnover Risk (Schroder U.S. Opportunities Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s adviser or sub-adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as ‘‘portfolio turnover.’’ Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. For the fiscal year ended October 31, 2007, the Funds had the following portfolio turnover rates: Schroder Emerging Market Equity Fund: 107%; Schroder International Alpha Fund: 112%; Schroder International Diversified Value Fund: 58%; Schroder North American Equity Fund: 38%; Schroder U.S. Opportunities Fund: 77%; Schroder U.S. Small and Mid Cap Opportunities Fund: 93%; Schroder Strategic Bond Fund: 725%; Schroder Total Return Fixed Income Fund: 464%; Schroder Municipal Bond Fund: 6%; and Schroder Short-Term Municipal Bond Fund: 21%. For Schroder Total Return Fixed Income Fund and Schroder Strategic Bond Fund, the variation in their rate of turnover over the last two fiscal years is due to the nature of the Funds’ investments and market conditions. Consult your tax advisor regarding the effect of a Fund’s portfolio turnover rate on your investments.

–	Municipal Bonds Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Payments of interest and repayments of principal will depend on the ability of the governmental entity or other issuer to meet its obligations. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

General obligations.    These are backed by the issuer’s authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

Special revenue obligations.    These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities. Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

The amount of public information available about the municipal bonds in a Fund’s portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund’s adviser.

Interest income from private activity bonds may be subject to federal AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

At times, a portion of a Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds’ adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Funds’ adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the Fund in respect of its investment might not be tax-exempt.

In addition, a pending Supreme Court decision concerning the constitutionality of state-specific tax preferences for municipal bonds could adversely affect the value of some or all of the bonds in a Fund’s portfolio (see ‘‘Taxes’’ in the SAI for additional details).

–	Taxable Municipal Securities Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax. These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis. The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

–	Volatility of the Municipal Bond Market Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds. Because many municipal bonds are issued to finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

–	State and Issuer Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state. Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state’s economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or legal limitations on an issuer’s ability to meet payment obligations. A Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund’s shares to change more than the values of shares of funds that invest in a greater variety of investments.

Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund’s investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

–	Insurer Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). Each Fund invests a portion of its assets in bonds that are insured by private insurers. The credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer’s ability or perceived ability to meet its obligations.

–	U.S. Government Securities Risk. (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), prepayment risk (as described above under ‘‘Mortgage and Asset-Backed Securities Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

–	When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). The Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

–	Non-Diversification Risk. (Schroder Strategic Bond Fund). Schroder Strategic Bond Fund is a non-diversified investment company. It therefore may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer’s securities declines.

–	Valuation Risk (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). Due to the nature of some Fund investments and the market environment, a portion of a Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively a, broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. If a Fund has overvalued securities it holds, you may end up paying too much for the Fund’s shares when you buy into the Fund. If the Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds’ adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds’ adviser and sub-adviser.

–	Short Sales. A Fund may sell a security short when the Fund’s adviser or sub-adviser anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund ‘‘closes’’ the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

–	Securities Loans and Repurchase Agreements. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

–	Temporary Defensive Strategies. At times, the Funds’ adviser or sub-adviser may judge that conditions in the securities markets make pursuing a Fund’s investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund’s adviser or sub-adviser may, but is not required to, take temporary ‘‘defensive’’ positions that are inconsistent with a Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund’s adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

–	Pricing. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for the Fund’s shares when you buy into a Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

–	Other Investments. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

–	Securities in Default. Schroder Strategic Bond Fund may invest in securities that are in default. Securities that are in default are subject generally to the risks described above under ‘‘Principal Risks of Investing in the Fund – High-Yield/Junk Bonds Risk,’’ and which offer little or no prospect for the payment of the full amount of unpaid principal and interest.

–	Percentage Investment Limitations. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment, including the requirements that: Schroder Emerging Market Equity Fund normally invest at least 80% of its net assets in equity securities of companies the Fund’s sub-adviser considers to be ‘‘emerging market’’ issuers; Schroder International Alpha Fund normally invest at least 65% of its total assets in equity securities of companies the Fund’s adviser considers to be located outside of the United States; Schroder International Diversified Value Fund normally invest at least 65% of its net assets in equity securities of companies located in countries outside of the United States; Schroder North American Equity Fund normally invest at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America; Schroder U.S. Opportunities Fund normally invest at least 80% of its net assets in securities of companies the Fund’s adviser considers to be located in the United States; Schroder U.S. Small and Mid Cap Opportunities Fund normally invest at least 80% of its net assets in companies considered by the Fund’s adviser at the time to be small or mid cap companies located in the United States; Schroder Strategic Bond Fund normally invest at least 80% of its net assets in debt securities; Schroder Total Return Fixed Income Fund normally invest at least 80% of its net assets in fixed income obligations; Schroder Municipal Bond Fund normally invest at least 80% of its net assets in municipal bonds and at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT; and Schroder Short-Term Municipal Bond Fund normally invest at least 80% of its net assets in municipal bonds and at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. An investment by a Fund would not be considered to violate a percentage limitation unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Funds’ investment policies above to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by a Fund for investment purposes.

–	Private Placements and Restricted Securities. A Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund’s adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. A Fund’s sale of such investments may also be restricted under securities laws. In the event that the Trustees, or persons designated by the Trustees, determine that a security is ‘‘readily marketable’’ pursuant to these procedures, and a Fund is not able to sell such security at the price that such persons anticipate, the Fund’s net asset value will decrease.

MANAGEMENT OF THE FUNDS

Each Trust is governed by a Board of Trustees. The Board of Trustees of each Trust has retained Schroder Investment Management North America Inc. to serve as each Fund’s adviser and to manage the investments of each Fund. Subject to the control of the applicable Board of Trustees, Schroders also manages each Fund’s other affairs and business.

Schroder Investment Management North America Limited (‘‘SIMNA Ltd.’’), an affiliate of Schroders, serves as sub-adviser responsible for portfolio management of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder Strategic Bond Fund.

Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders’ ultimate parent, is a global asset management company with approximately $280.5 billion under management as of September 30, 2007. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world’s investment markets.

–	Management Fees. For the fiscal year ended October 31, 2007, each of the following Funds paid aggregate management fees, net of applicable expense limitations and/or fee waivers, for investment management and administration services to Schroders at the following annual rates (based on each Fund’s average daily net assets): Schroder Emerging Market Equity Fund: 0.07%; Schroder International Alpha Fund: 0.685%; Schroder North American Equity Fund: 0.25%; Schroder U.S. Opportunities Fund: 1.00%; Schroder Municipal Bond Fund: 0.32%; Schroder Short-Term Municipal Bond Fund: 0.28%; and Schroder Strategic Bond Fund: 0.13%. Each of Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Total Return Fixed Income Fund did not pay fees during the fiscal year ended October 31, 2007 due to expense limitations and/or fee waivers in effect during that period. As compensation for SIMNA Ltd.’s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees Schroders receives from each of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder Strategic Bond Fund. A discussion regarding the basis for the Trustees’ approval of the investment management agreements for the Funds is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2007.

–	Expense Limitations and Waivers. In order to limit the expenses of the Investor Shares of certain Funds, the Funds’ adviser has contractually agreed through February 28, 2009 (and through March 7, 2009 with respect to the Schroder Strategic Bond Fund) to reduce the annual rate of its compensation and, if necessary, to pay or reimburse the applicable Fund for other Fund expenses to the extent that the Total Annual Fund Operating Expenses of a Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund’s Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Investor Shares): Schroder Emerging Market Equity Fund: 1.75%; Schroder International Alpha Fund: 1.25%; Schroder International Diversified Value Fund: 1.25%; Schroder U.S. Opportunities Fund: 1.70%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.40%; Schroder Strategic Bond Fund: 0.74%; Schroder Total Return Fixed Income Fund: 0.40%; Schroder Municipal Bond Fund: 0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%. The Funds’ adviser has also contractually agreed to waive 0.20% of its management fee on the Schroder Strategic Bond Fund through March 7, 2009.

–	Portfolio Management. The following portfolio managers at Schroders and SIMNA Ltd. have primary responsibility for making investment decisions for the respective Funds. For each of Schroder International Diversified Value Fund and Schroder North American Equity Fund, all investment decisions are made by a team of investment professionals at SIMNA Ltd. with the portfolio managers listed in the table below for that Fund having primary responsibility for making investment decisions for the Fund. Each portfolio manager’s recent professional experience is also shown. The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the respective Fund.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Emerging Market Equity Fund	James Gotto	Portfolio Manager	Inception (March 31, 2006)	Mr. Gotto is a Portfolio Manager of SIMNA Ltd. He has been an employee of SIMNA Ltd. since 1991.
Schroder Emerging Market Equity Fund	Waj Hashmi, CFA	Portfolio Manager	Inception (March 31, 2006)	Mr. Hashmi is a Portfolio Manager of SIMNA Ltd. He has been an employee of SIMNA Ltd. since 2000.
Schroder Emerging Market Equity Fund	Robert Davy	Portfolio Manager	Inception (March 31, 2006)	Mr. Davy is a Portfolio Manager of SIMNA Ltd. He has been an employee of SIMNA Ltd. since 1986.
Schroder Emerging Market Equity Fund	Allan Conway	Head of Emerging Markets Equities	Inception (March 31, 2006)	Mr. Conway is Head of Emerging Markets Equities at SIMNA Ltd. He has been an employee of SIMNA Ltd. since 2004. Formerly, Head of Global Emerging Markets, West LB Asset Management and Chief Executive Officer of WestAM (UK) Ltd.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder International Alpha Fund	Virginie Maisonneuve, CFA	Lead Portfolio Manager	March 2005	Ms. Maisonneuve is Head of Schroders’ Global and Europe, Australasia, Far East (EAFE) Team. She has been an employee of SIMNA Ltd. since 2004. Formerly, Co-Chief Investment Officer and Director, Clay Finlay.
Schroder International Alpha Fund	Matthew Dobbs	Portfolio Manager	2004	Mr. Dobbs is Head of Global Small Cap Equities at Schroders and is a member of the Global/EAFE team. He has been an employee of Schroders since 1981.
Schroder International Diversified Value Fund and Schroder North American Equity Fund	Justin Abercrombie	Lead Portfolio Manager and Head of Quantitative Equity Products (‘‘QEP’’)	Inception (August 30, 2006) (Schroder International Diversified Value Fund) Inception (September 2003) (Schroder North American Equity Fund)	Mr. Abercrombie is the Lead Portfolio Manager and Head of QEP, SIMNA Ltd. He has been an employee of Schroders since 1996. Formerly, founding member of QEP, SIMNA Ltd.
Schroder North American Equity Fund	John Marsland, CFA	Senior Portfolio Manager and Quantitative Analyst	May 2006	Mr. Marsland is a Senior Portfolio Manager and Quantitative Analyst, SIMNA Ltd. He has been an employee of SIMNA Ltd. since May 2006. Formerly, Quantitative Fund Manager, WMG Advisors LLP from January 2005 to April 2006, Head of Risk Advisory, Commerzbank Securities from 2000 to November 2004.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund	Jenny B. Jones	Lead Portfolio Manager	2003 (Schroder U.S. Opportunities Fund) Inception (March 31, 2006) (Schroder U.S. Small and Mid Cap Opportunities Fund)	Ms. Jones is the Head of U.S. Small and Mid Cap Equities of Schroders. She has been an employee of Schroders since 2003. Formerly, portfolio manager and Executive Director, Morgan Stanley Investment Advisors Inc.
Schroder Total Return Fixed Income Fund	Steven S. Lear, CFA	Lead Portfolio Manager	Inception (December 2004)	Mr. Lear is Head of U.S. Fixed Income of Schroders. He has been an employee of Schroders since June 1998.
Schroder Total Return Fixed Income Fund	David Harris	Portfolio Manager	Inception (December 2004)	Mr. Harris is Product Manager – U.S. Fixed Income of Schroders. He has been an employee of Schroders since November 1992.
Schroder Total Return Fixed Income Fund	Wesley A. Sparks, CFA	Portfolio Manager	Inception (December 2004)	Mr. Sparks is Head of U.S. Credit Strategies of Schroders. He has been an employee of Schroders since December 2000. Formerly, portfolio manager at Aeltus Investment Management.
Schroder Total Return Fixed Income Fund	Gregg T. Moore, CFA	Portfolio Manager	Inception (December 2004)	Mr. Moore is Fund Manager, Fixed Income of Schroders and has been an employee of Schroders since June 2001. Formerly, quantitative analyst at Aeltus Investment Management.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Total Return Fixed Income Fund	Ed Fitzpatrick	Portfolio Manager	2006	Mr. Fitzpatrick is Fund Manager, Fixed Income of Schroders. He has been an employee of Schroders since 2006. Formerly, a Vice President of Pershing LLC from 1999 to 2006.
Schroder Total Return Fixed Income Fund	Tony Hui	Portfolio Manager	2007	Mr. Hui is Fund Manager, Fixed Income of Schroders. Formerly, a Trader at UBS from 2002 to 2007. He has been an employee of Schroders since 2007.
Schroder Strategic Bond Fund	Robert Michele, CFA	Global Head of Fixed Income	Inception (June 30, 2006)	Mr. Michele is Global Head of Fixed Income of Schroders. He has been an employee of Schroders since 1998.
Schroder Strategic Bond Fund	Lisa Coleman, CFA	Global Head of Credit Strategies	July, 2006	Ms. Coleman is Global Head of Credit Strategies and is an Executive Director of Schroders. She has been an employee of Schroders since 2000.
Schroder Strategic Bond Fund	Nicholas Gartside, CFA	Portfolio Manager	June, 2007	Mr. Gartside is a Global Government Bond Portfolio Manager. Formerly, Euro government bond portfolio manager from 2002 to 2006.
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund	David Baldt, CFA	Portfolio Manager	Inception (December 2003) for each Fund	Mr. Baldt is the Head of Municipal Bonds of Schroders. He has been an employee of Schroders since fall 2003. Formerly, Managing Director of Deutsche Asset Management (formerly Morgan Grenfell).

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund	Susan Beck	Portfolio Manager	Inception (December 2003) for each Fund	Ms. Beck is Fund Manager, Fixed Income of Schroders. She has been an employee of Schroders since fall 2003. Formerly, a Vice President and Portfolio Manager of Deutsche Asset Management (formerly Morgan Grenfell).
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund	Ted Manges	Portfolio Manager	Inception (December 2003) for each Fund	Mr. Manges is a Fund Manager, Fixed Income of Schroders. He has been an employee of Schroders since fall 2003. Formerly, Vice President of Deutsche Asset Management from 1999 to 2003, and Manager of Trading and Sales, Commerce Capital Markets from 1995 to1999.
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund	Whitney Sweeney	Portfolio Manager	2006	Ms. Sweeney is Product Manager, U.S. Tax Exempt Fixed Income of Schroders. She has been an employee of Schroders since June 2006. Formerly, an Assistant Vice President with Bank of America (1997 to 2001, 2005 to June 2006).
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund	Ryan Haynes	Portfolio Management Assistant	2008	Mr. Haynes is Fund Manager, Fixed Income of Schroders. He has been an employee of Schroders since 2003. Formerly, an investment assistant at Wilmington Trust from 2001 to 2003.

HOW THE FUNDS’ SHARES ARE PRICED

Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Each Fund values its Investor Shares as of the close of trading on the New York Stock Exchange (the ‘‘Exchange’’)

(normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trusts expect that days, other than weekend days, when the Exchange will not be open are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Schroders, most nearly represent the market values of such securities. Securities for which market values are not readily available, or for which the Funds’ adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly traded securities, initial public offerings, or when there is a particular event that may affect the value of a security), are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees. Certain securities, such as various types of options (as described further below), are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment. Reliable market quotations are not considered to be readily available for many bonds (excluding U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments (‘‘high yield debt’’) and emerging market debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders believes another valuation is more appropriate.

Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are generally valued at the most recently reported mid-market price. Credit default and interest rate swaps are valued at the estimate of the mid-market price, together with other supporting information. Options on indices or ETF shares are valued at the closing mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, interest rates, and currency exchange rates.

Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the price of the Fund’s shares is not calculated. The price of the Fund’s shares will reflect any such changes when the price of the Fund’s shares is next calculated, which is the next day the Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund’s investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Schroders’ Fair Value Committee pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees. The net asset value of a Fund’s Investor Shares may differ from that of its Advisor Shares due to differences in the expenses of Investor Shares and Advisor Shares.

HOW TO BUY SHARES

Each Trust, through its distributor, Schroder Fund Advisors Inc. (‘‘SFA’’), sells Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund.

You may purchase Investor Shares of each Fund by completing the Account Application that accompanies this Prospectus, and sending payment by check or wire as described below. Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority from corporations, administrators, executors, personal representatives, directors, or custodians.

Each Fund sells its Investor Shares at their net asset value next determined after the applicable Fund, its transfer agent, Boston Financial Data Services, Inc. (‘‘BFDS’’), or an authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the applicable Fund’s transfer agent or the Fund). In order for you to receive a Fund’s next determined net asset value, the Fund, BFDS or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally 4:00 p.m., Eastern Time). Each Trust reserves the right to reject any order to purchase Investor Shares of any of its Funds. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

The minimum investments for initial and additional purchases of Investor Shares of a Fund are as follows:

Initial Investment	Additional Investments
$250,000	$1,000

The applicable Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a Fund, or such employee’s spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

Investor Shares of the Funds are intended for purchase by investors making a minimum initial investment of $250,000 and purchasing shares directly from the Fund. Advisor Shares of the Funds are offered through another prospectus and are intended for investors making a minimum initial investment of $2,500 and purchasing shares through a financial intermediary.

The Funds do not issue share certificates.

Each Trust may suspend the offering of Investor Shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

Purchases by check.   You may purchase Investor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase Investor Shares of two or more Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL Schroder Mutual Funds P.O. Box 8507 Boston, MA 02266	OVERNIGHT OR EXPRESS MAIL Boston Financial Data Services, Inc. Attn: Schroder Mutual Funds 30 Dan Road Canton, MA 02021

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire.   If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

State Street Bank and Trust Company

225 Franklin Street
Boston, Massachusetts 02110
ABA No.: 011000028
Attn: Schroder Mutual Funds
DDA No.: 9904-650-0
FBO: Account Registration
A/C: Mutual Fund Account Number
         Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases.   You can make regular investments of $100 or more per month or quarter in Investor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.

Brokers and other financial institutions.   You may also buy and exchange Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging Investor Shares. Please consult a representative of your financial institution for further information.

Certain brokers or other financial institutions may accept purchase orders for Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution’s authorized designee, receives the order. Agreements between such brokers or financial institutions and SFA, the Trusts’ distributor, provide that these orders will be priced at the Fund’s net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees the Fund charges.

Purchases in kind.   Investors may purchase Investor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Investor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund’s gain for tax purposes would be calculated with regard to the investor’s tax basis), and in such cases the Fund’s holding period in those securities would include the investor’s holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund’s shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor Shares of the Fund may be a taxable transaction to the investor, in which case the Fund’s tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds’ portfolio securities as of the time of the next determination of a Fund’s net asset value. Although the Funds seek to determine the fair value of securities contributed to a Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone BFDS at (800) 464-3108, their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates.   SFA, Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. See ‘‘Payments to Financial Intermediaries.’’ If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

HOW TO SELL SHARES

When you may redeem.   You may sell your Investor Shares back to a Fund on any day the Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. Redemption requests received in good order by Schroder Mutual Funds, BFDS, or an authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor’s account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with a Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. Each Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

Each Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Each Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, each Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, each Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

Brokers and other financial institutions.   You may also redeem and exchange Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

Certain brokers or other financial institutions may accept redemption orders for Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution’s authorized designee, receives the order. Agreements between such brokers or financial institutions and SFA, the Trusts’ distributor, provide that these orders will be priced at the Fund’s net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees a Fund charges.

Involuntary redemptions.   If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the Trustees (presently $2,000), a Trust may choose to redeem your Investor Shares in the Funds and pay you for them. You will receive at least 30 days’ written notice before the Trust redeems your Investor Shares, and you may purchase additional Investor Shares at any time to avoid a redemption. Each Trust may also redeem Investor Shares if you own shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension.   Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the Exchange is restricted, as determined by the Securities and Exchange Commission (‘‘SEC’’), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of a Fund’s net asset value not reasonably practicable.

Redemptions in kind.   The Trusts do not expect to redeem Investor Shares in kind under normal circumstances. If a Trust redeems your Investor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds (Delaware) has agreed to redeem Investor Shares of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets attributable to Investor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Schroder Capital Funds (Delaware) may pay any redemption proceeds exceeding this amount for any of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. Schroder Global Series Trust and Schroder Series Trust may pay redemption proceeds in any amount with respect to Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund, Schroder Total Return Fixed

Income Fund, Schroder Municipal Bond Fund, or Schroder Short-Term Municipal Bond Fund in whole or in part by a distribution in kind of liquid securities held by the applicable Fund in lieu of cash.

General.   If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your Schroders client representative or your financial intermediary. Each Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

Redemption fee.   Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund each imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by a Fund in connection with short-term trading by investors in its shares.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The Funds permit exceptions to the redemption fee policy for the following transactions:

–	to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (‘‘wrap programs’’) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly, or, if more frequent, was the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

–	to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

–	to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans:

–	where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, and loan repayments);

–	redemptions made in connection with taking out a loan from the plan;

–	redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders;

–	redemptions made as part of a systematic withdrawal plan;

–	redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan;

–	redemptions made in connection with a participant’s termination of employment; and

–	redemptions made as part of a periodic rebalancing under an asset allocation model.

–	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in a Fund;

–	redemptions of shares acquired through the reinvestment of dividends or distributions paid by a Fund;

–	redemptions and exchanges effected by other mutual funds (e.g., funds of funds) that are sponsored by Schroders or its affiliates;

–	to the extent a Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974 for certain 401(k) plans; and

–	otherwise as the officers of Schroders or the applicable Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Funds.

The application of the redemption fee and exceptions may vary among intermediaries, and certain intermediaries may not apply the exceptions listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

EXCHANGES

You can exchange your Investor Shares of a Fund for Investor Shares of other funds in the Schroder family of funds offered in this Prospectus at any time at their respective net asset values. An exchange of shares of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund may be subject to a redemption fee of 2.00% as described above under ‘‘Redemption Fee’’ (such that the exchange would be made at net asset value minus any redemption fee). The Trusts would treat the exchange as a sale of your Investor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange Investor Shares, please call (800) 464-3108. (From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

DIVIDENDS AND DISTRIBUTIONS

Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund each declare dividends from net investment income daily and distribute these dividends monthly. Schroder Strategic Bond Fund declares dividends from net investment income and distributes these dividends quarterly. Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund each declare dividends from net investment income and distribute these dividends annually. All Funds distribute any net realized capital gain at least annually. All Funds make distributions from net capital gain after applying any available capital loss carryovers.

Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

You can choose from four distribution options:

–	Reinvest all distributions in additional Investor Shares of your Fund;

–	Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares of your Fund;

–	For each Fund except Schroder North American Equity Fund, receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

–	Receive all distributions in cash.

You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

If correspondence to a shareholder’s address of record is returned, then, unless BFDS determines the shareholder’s new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder’s account at then-current net asset value.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemptions of the Fund’s shares to the extent Schroders believes that such trading is harmful to a Fund’s shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in question is engaged in ‘‘market timing activities’’ or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Boards of Trustees of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund have established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See ‘‘How to Sell Shares – Redemption Fee’’ for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. Each Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trusts’ ‘‘market timing’’ policies. Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

PAYMENTS TO FINANCIAL INTERMEDIARIES

SFA, the Funds’ distributor, Schroders, or any of their affiliates, may, from time to time, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders. For Advisor Shares, these payments may be in addition to payments made with 12b-1 fees or sales loads. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients’ shares of the Funds in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by SFA, Schroders, or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by SFA, Schroders, or their affiliates to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate ranging up to 0.40% (0.00% to 0.40%) of the value of the financial intermediary’s clients’ investments in the Funds.

SFA or its affiliates, at their own expense and out of their own assets, also may provide other compensation to financial intermediaries in connection with conferences, sales, or training programs for employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (‘‘FINRA’’).

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. A financial intermediary could also have an incentive to recommend a particular Fund or share class. Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary and his or her firm by SFA and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

TAXES

Taxes on dividends and distributions.   For federal income tax purposes, distributions of investment income are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less and gains on the sale of bonds characterized as a market discount sale will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from ‘‘qualified dividend income’’ will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

For Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund, distributions designated as ‘‘exempt-interest dividends’’ will generally not be subject to federal income tax. Gains realized by a Fund on the sale or exchange of investments the income from which is tax-exempt will be taxable to shareholders. Shareholders of the Funds who receive social security or railroad retirement benefits should consult their tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. In addition, an investment in the Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

A Fund’s investment in certain debt obligations and derivative contracts may cause the Fund to recognize taxable income in excess of the cash generated by such obligations or contracts. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a ‘‘U.S. person’’ within the meaning of the Code (a ‘‘foreign person’’), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. Legislation to extend this provision one year was proposed in 2007 and is still pending; whether it will be enacted is unclear.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

Taxes when you sell, redeem or exchange your shares.   Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

Foreign taxes.   A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s return on those securities would be decreased. Shareholders of Schroders Funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.

Derivatives.   A Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Consult your tax advisor about other possible tax consequences.   This is a summary of certain U.S. federal income tax consequences of investing in the Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the Funds’ SAI for a description of the Funds’ policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund’s portfolio securities positions, and under which circumstances.

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you understand the financial performance of each of the Funds for the past five years or, if more recent, since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.

For all periods through the fiscal year ended October 31, 2007, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accountant to the Funds. The audited financial statements for the Funds and the related independent registered public accountant’s report are contained in the Funds’ combined Annual Report and are incorporated by reference into the Funds’ SAI. Copies of the Annual Report may be obtained without charge by writing the Funds at P.O. Box 8507, Boston, Massachusetts 02266, or by calling (800) 464-3108. The Funds’ Annual Report is also available on the following website: www.schroderfunds.com.

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding
Through the Period Ended October 31

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain	Distributions from Return of Capital
Emerging Market Equity Fund
2007	$10.55	$0.04		$7.37		$7.41	$(0.05)	$—	$—
2006(b)	10.00	0.04		0.51		0.55	—	—	—
International Alpha Fund
2007	$10.64	$0.11	(1)	$2.78	†	$2.89	$(0.09)	$—	$—
2006	8.35	0.12		2.34		2.46	(0.17)	—	—
2005	7.08	0.14		1.22		1.36	(0.09)	—	—
2004	6.37	0.09		0.75		0.84	(0.13)	—	—
2003	5.37	0.10		1.08		1.18	(0.12)	(0.06)	—
International Diversified Value Fund
2007	$10.54	$0.48		$2.80		$3.28	$(0.11)	$(0.06)	$—
2006(c)	10.00	0.04		0.50		0.54	—	—	—
North American Equity Fund
2007	$12.63	$0.31		$1.49		$1.80	$(0.28)	$(0.63)	$—
2006	11.15	0.23		1.53		1.76	(0.10)	(0.18)	—
2005(d)	11.00	0.06		0.63		0.69	(0.05)	(0.49)	—
2005(e)	10.88	0.22		0.62		0.84	(0.20)	(0.52)	—
2004(e)(f)	10.00	0.09		0.86		0.95	(0.04)	(0.03)	—
U.S. Opportunities Fund
2007	$23.06	$0.02	(1)	$4.30	†	$4.32	$—	$(1.98)	$—
2006	19.66	—	(i)	4.15	†	4.15	—	(0.75)	—
2005	19.58	—	(i)	2.11	†	2.11	—	(2.03)	—
2004	16.18	—	(i)	3.40	†	3.40	—	—	—
2003	12.57	(0.16)		4.11		3.95	—	(0.34)	—
U.S. Small and Mid Cap Opportunities Fund
2007	$10.25	$(0.03	)(1)	$2.35	†	$2.32	$(0.01)	$—	$—
2006(b)	10.00	—	(j)	0.25		0.25	—	—	—
Strategic Bond Fund
2007	$10.05	$0.42	(1)	$(0.01)		$0.41	$(0.41)	$—	$—
2006(h)	10.00	0.10		0.03		0.13	(0.08)	—	—
Total Return Fixed Income Fund
2007	$9.81	$0.50		$(0.03)		$0.47	$(0.49)	$—	$—
2006	9.85	0.48		(0.01)		0.47	(0.49)	(0.02)	—
2005(g)	10.00	0.30		(0.15)		0.15	(0.30)	—	—
Municipal Bond Fund
2007	$10.10	$0.40		$(0.16)		$0.24	$(0.40)	$—	$—
2006	9.97	0.40		0.12		0.52	(0.39)	—	—
2005	10.12	0.36		(0.15)		0.21	(0.36)	—	—
2004(c)	10.00	0.24		0.11		0.35	(0.23)	—	—

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain	Distributions from Return of Capital
Short-Term Municipal Bond Fund
2007	$9.96	$0.39	$(0.10)	$0.29	$(0.38)	$—	$—
2006	9.92	0.35	0.04	0.39	(0.35)	—	—
2005	9.97	0.29	(0.05)	0.24	(0.29)	—	—
2004(j)	10.00	0.15	(0.03)	0.12	(0.15)	—	—

Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and excluding Offsets)		Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$(0.05)	$17.91	70.50%	$27,774	1.75%		2.68%	0.37%	107%
—	10.55	5.50	12,767	1.87	*	4.88	0.88	49%

$(0.09)	$13.44	27.38%	$28,483	1.25%		1.54%	0.92%	112%
(0.17)	10.64	29.86	22,962	1.25		2.45	1.68	76
(0.09)	8.35	19.45	6,545	1.25		3.88	1.85	126
(0.13)	7.08	13.31	5,233	1.25		3.36	1.16	136
(0.18)	6.37	22.66	6,242	1.25		3.27	2.09	50

$(0.17)	$13.65	31.56%	$12,479	1.25%		3.85%	2.97%	58%
—	10.54	5.40	9,484	1.25		8.61	2.30	7

$(0.91)	$13.52	15.08%	$809,998	0.33%		0.33%	1.82%	38%
(0.28)	12.63	16.04	1,261,983	0.33		0.33	1.66	51
(0.54)	11.15	6.35	1,303,276	0.35		0.35	1.39	30
(0.72)	11.00	7.59	883,146	0.33		0.33	1.79	89
(0.07)	10.88	9.56	890,929	0.37		0.37	1.29	54

$(1.98)	$25.40	20.02%	$302,351	1.25%		1.25%	0.10%	77%
(0.75)	23.06	21.67	231,009	1.21		1.21	(0.11)	101
(2.03)	19.66	11.26	140,467	1.13		1.13	(0.29)	107
—	19.58	21.01	73,679	1.62		1.62	(0.83)	144
(0.34)	16.18	32.13	46,783	1.93		2.25	(1.22)	162

$(0.01)	$12.56	22.60%	$10,197	1.40%		3.13%	(0.23)%	93%
—	$10.25	2.50	6,952	1.55	**	6.14	(0.05)	46

$(0.41)	$10.05	4.13%	$32,023	1.15%		1.77%	4.17%	725%
(0.08)	10.05	1.28	19,236	1.23	***	4.67	3.56	321

$(0.49)	$9.79	4.90%	$71,259	0.40%		0.96%	4.97%	464%
(0.51)	9.81	4.90	21,795	0.40		2.05	4.86	295
(0.30)	9.85	1.51	9,138	0.40		3.05	3.61	571

$(0.40)	$9.94	2.45%	$656,027	0.55%		0.63%	4.09%	6%
(0.39)	10.10	5.36	244,919	0.55		0.77	4.06	15
(0.36)	9.97	2.14	96,114	0.55		0.93	3.70	27
(0.23)	10.12	3.53	45,781	0.56	****	1.41	2.82	46

Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and excluding Offsets)		Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
$(0.38)	$9.87	2.96%	$233,532	0.55%		0.67%	3.92%	21%
(0.35)	9.96	3.97	187,268	0.55		0.77	3.55	24
(0.29)	9.92	2.47	131,062	0.55		0.85	3.03	36
(0.15)	9.97	1.26	74,031	0.56	****	1.30	1.95	17

* Had custody offsets been included the ratio would have been 1.75%.

** Had custody offsets been included the ratio would have been 1.40%.

*** Had custody offsets been included the ratio would have been 1.15%.

**** Had custody offsets been included the ratio would have been 0.55%.

† Includes redemption fees. Amount less than $0.01 per share.

(1) Per share net investment income (loss) calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized

(b) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c) Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(d) For the six months ended October 31, 2005. The North American Equity Fund’s fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(e) For the year or period ended April 30.

(f) Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(g) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(h) Commenced operations on June 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(i) Amount was less than $0.01 per share.

(j) Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

INVESTMENT MANAGER
Schroder Investment Management North America Inc.
875 Third Avenue
New York, New York 10022

INVESTMENT SUB-ADVISER
SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND,
AND SCHRODER STRATEGIC BOND FUND
Schroder Investment Management North America Limited
31 Gresham Street
London EC2V 7QA

ADMINISTRATOR
SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER INTERNATIONAL
DIVERSIFIED VALUE FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, SCHRODER STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

ADMINISTRATOR
SCHRODER NORTH AMERICAN EQUITY FUND
Schroder Fund Advisors, Inc.
875 Third Avenue
New York, New York 10022

SUB-ADMINISTRATOR
SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH AMERICAN EQUITY FUND, AND SCHRODER U.S. OPPORTUNITIES FUND
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

CUSTODIAN
J.P. Morgan Chase Bank
270 Park Avenue
New York, New York 10017

DISTRIBUTOR
Schroder Fund Advisors Inc.
875 Third Avenue
New York, New York 10022

TRANSFER AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

COUNSEL
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

Table of Contents

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Alpha Fund
Schroder U.S. Opportunities Fund

SCHRODER SERIES TRUST
Schroder Emerging Market Equity Fund
Schroder International Diversified Value Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder Strategic Bond Fund
Schroder Total Return Fixed Income Fund
Schroder Municipal Bond Fund
Schroder Short-Term Municipal Bond Fund

SCHRODER GLOBAL SERIES TRUST
Schroder North American Equity Fund

The Funds have a Statement of Additional Information (‘‘SAI’’) and annual report to shareholders which contain additional information about the Funds. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The SAI and the financial statements included in the Funds’ most recent annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds. The Funds’ SAI and annual report are also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission’s Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trusts’ file number under the Investment Company Act, which are: Schroder Capital Funds (Delaware): 811-1911; Schroder Series Trust: 811-7840; and Schroder Global Series Trust: 811-21364.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-1911 – Schroder Capital Funds (Delaware)
File No. 811-7840 – Schroder Series Trust
File No. 811-21364 – Schroder Global Series Trust

PRO-INVESTOR
49777

PROSPECTUS

March 1, 2008
(as revised March 7, 2008)

Equity Funds

SCHRODER EMERGING MARKET EQUITY FUND
SCHRODER INTERNATIONAL ALPHA FUND
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
SCHRODER NORTH AMERICAN EQUITY FUND
SCHRODER U.S. OPPORTUNITIES FUND*
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

Taxable Fixed Income Funds

SCHRODER STRATEGIC BOND FUND
SCHRODER TOTAL RETURN FIXED INCOME FUND

Tax-Exempt Fixed Income Funds

SCHRODER MUNICIPAL BOND FUND
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Advisor Shares

* Closed to new investors, subject to certain exceptions described in this Prospectus.

This Prospectus describes ten mutual funds (each, a ‘‘Fund’’ and collectively, the ‘‘Funds’’) offered by Schroder Capital Funds (Delaware), Schroder Series Trust, or Schroder Global Series Trust (each, a ‘‘Trust’’ and collectively, the ‘‘Trusts’’). Each Fund is a series of one of the Trusts.

Schroder Emerging Market Equity Fund seeks capital appreciation through investment principally in equity securities of companies in emerging market countries in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa.

Schroder International Alpha Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

Schroder International Diversified Value Fund seeks long-term capital appreciation by investing principally in a portfolio of equity securities of companies located outside the United States that the Fund’s investment sub-adviser considers to offer attractive valuations.

Schroder North American Equity Fund seeks capital growth by investing primarily in equity securities of companies in the United States.

Schroder U.S. Opportunities Fund seeks capital appreciation by investing primarily in equity securities of companies in the United States with market capitalizations of $3 billion or less.

Schroder U.S. Small and Mid Cap Opportunities Fund seeks capital appreciation by investing primarily in equity securities of small and mid cap companies in the United States.

Schroder Strategic Bond Fund seeks a high level of total return by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world.

Schroder Total Return Fixed Income Fund seeks a high level of total return by investing in a portfolio of fixed income obligations. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

Schroder Municipal Bond Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of five to ten years.

Schroder Short-Term Municipal Bond Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade short-term municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully. You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

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SUMMARY INFORMATION

SCHRODER EMERGING MARKET EQUITY FUND

Investment Objective.   To seek capital appreciation.

Principal Investment Strategies.   The Fund normally invests at least 80% of its net assets in equity securities of companies the Fund’s sub-adviser considers to be ‘‘emerging market’’ issuers. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders.) The Fund may use derivatives for purposes of complying with this policy. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and index-linked warrants. The Fund may also invest in sponsored or unsponsored American Depositary Receipts (‘‘ADRs’’), Global Depositary Receipts (‘‘GDRs’’), European Depositary Receipts (‘‘EDRs’’) or other similar securities representing ownership of foreign securities (collectively, ‘‘Depositary Receipts’’). The Fund may also invest in securities of closed-end investment companies and exchange-traded funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) (‘‘ETFs’’), including securities of emerging market issuers. An investment in a domestic closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has ‘‘emerging market’’ or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

The Fund invests in equity securities of issuers domiciled or doing business in ‘‘emerging market’’ countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund’s sub-adviser currently considers ‘‘emerging market’’ issuers to be issuers domiciled in or deriving a substantial portion of their revenues from countries not included at the time of investment in the Morgan Stanley Capital World Index. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund’s sub-adviser may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund’s investments. The Fund’s sub-adviser has determined that Chinese companies listed in Hong Kong will be considered emerging market issuers for this purpose. There is no limit on the amount of the Fund’s assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries.

The Fund invests in issuers and countries that its sub-adviser believes offer the potential for capital growth. In identifying investments for the Fund, the Fund’s sub-adviser considers a variety of factors, including the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, and whether the issuer enjoys proprietary advantages. The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro-cap companies. The Fund may also purchase securities issued in initial public offerings. In addition, the Fund’s sub-adviser considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when the Fund’s sub-adviser believes they are fully priced or to take advantage of other investments the Fund’s sub-adviser considers more attractive.

The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. The Fund’s sub-adviser may hedge some of the Fund’s foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described below under ‘‘Small and Mid Cap Companies Risk.’’

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Small and Mid Cap Companies Risk. Many companies located in emerging markets have smaller market capitalizations than those of comparable companies located in developed markets. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities and index-linked warrants. The price, performance and liquidity of such warrants are typically linked to the underlying stock or index, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for these warrants.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of closed-end investment companies (including single country funds) and ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

–	Depositary Receipts Risk. The Fund may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

–	Equity Markets Risk. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Initial Public Offerings (IPOs) Risk. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering. Such investments are subject generally to the risks described above under ‘‘Small and Mid Cap Companies Risk.’’ Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund’s sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Advisor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the period shown above, the highest quarterly return was 15.48% for the quarter ended September 30, 2007, and the lowest was 1.87% for the quarter ended March 31, 2007.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since March 31, 2006)
Return Before Taxes	39.44%	32.87%
Return After Taxes on Distributions (1)	34.46%	30.07%
Return After Taxes on Distributions and Sale of Fund Shares (1)	26.81%	26.96%
Morgan Stanley Capital Institutional Emerging Markets Index (reflects no deduction for fees, expenses or taxes) (2)	39.38%	32.88%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital International Emerging Markets Index is an unmanaged market- capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER INTERNATIONAL ALPHA FUND

Investment Objective.   Long-term capital appreciation through investment in securities markets outside the United States.

Principal Investment Strategies.   The Schroder International Alpha Fund (formerly, Schroder International Fund) will invest principally in securities of companies located outside of the United States, and normally invests at least 65% of its total assets in equity securities of companies the Fund’s adviser considers to be located outside of the United States. The Fund will invest in a variety of countries throughout the world. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Fund’s sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East. The Fund expects typically to invest in forty to sixty companies located outside of the United States at any one time.

The Fund invests in issuers that the Fund’s sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the Fund’s sub-adviser may consider the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages. The Fund generally sells securities when the Fund’s sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market-capitalization. The Fund may purchase or sell futures contracts and options, in order to gain long or short exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. By employing these techniques the Fund’s portfolio manager tries to add incremental return over the Fund’s benchmark index, which incremental return is sometimes referred to as ‘‘alpha.’’

The Fund also may do the following:

–	Invest in securities of issuers domiciled or doing business in ‘‘emerging market’’ countries.

–	Invest in securities of closed-end investment companies and ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) that invest primarily in foreign securities.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described below under ‘‘Small and Mid Cap Companies Risk.’’

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

–	Equity Markets Risk. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund’s sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Small and Mid Cap Companies Risk. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Geographic Focus Risk. To the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Issuer Focus Risk. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. The Fund expects typically to invest in forty to sixty companies at any time. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of closed-end investment companies (including single country funds) and ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund’s sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.(+)(++)(+++)

Below is a bar chart that shows the investment returns of the Fund’s Advisor Shares for each of its last ten full calendar years of operations. The table following the bar chart shows how the Fund’s annual return for the last year, and its average annual returns for the last five years and for the last ten years, compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 21.51% for the quarter ended December 31, 1999, and the lowest was −22.32% for the quarter ended September 30, 2002.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Five Years	Ten Years
Return Before Taxes	13.76%	20.52%	8.06%
Return After Taxes on Distributions (1)	13.07%	19.89%	5.35%
Return After Taxes on Distributions and Sale of Fund Shares (1)	8.93%	17.80%	5.46%
Morgan Stanley Capital International EAFE Index (reflects no deduction for fees, expenses or taxes) (2)	11.17%	21.59%	8.66%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australasia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

(+) The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective March 2005. The performance results shown in the bar chart and table for periods prior to such date were achieved by the Fund under different lead portfolio managers.

(++) Advisor Shares of the Fund were offered commencing May 15, 2006. The performance information provided in the bar chart and table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, offered through a separate prospectus, adjusted to reflect the 12b-1 fees that would have been paid by Advisor Shares.

(+++) Effective April 1, 2006, the combined advisory and administrative fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the prior periods shown, the returns shown in the bar chart and table would have been lower. See ‘‘Management of the Funds – Management Fees.’’

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

Investment Objective.   Long-term capital appreciation.

Principal Investment Strategies.   The Fund invests principally in a diversified portfolio of equity securities of companies located outside of the United States that the Fund’s sub-adviser considers to offer attractive valuations. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund’s sub-adviser applies a proprietary quantitative investment analysis that seeks to develop a portfolio designed to capture the historically high returns from value stocks but with lower risk than the Morgan Stanley Capital International EAFE Index over the longer term and to provide a dividend yield typically above that Index. The sub-adviser expects that a substantial portion of the Fund’s investments will normally be in countries included in the Morgan Stanley Capital International EAFE Index, which is a market-weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, although the Fund may invest in any country in the world, including ‘‘emerging market’’ countries. (The sub-adviser currently expects to invest not more than 25% of the Fund’s assets in securities of companies domiciled in emerging markets countries.)

The main elements of the sub-adviser’s portfolio construction process are the identification of attractive value stocks within a broad universe of companies around the world and careful management of portfolio risks. The portfolio construction process is bottom-up. The sub-adviser seeks to select stocks anywhere in the world with high dividends and strong cash-flow. The sub-adviser does not generally specify ‘‘top-down’’ geographic or sector allocations for the Fund’s portfolio; rather, the Fund’s geographic and sector allocations are principally the result of the sub-adviser’s selection of individual companies that it believes offer the greatest value. (The sub-adviser may adjust geographic or sector weights resulting from this process in order to avoid extreme outcomes.)

The sub-adviser does not consider benchmark weights when it constructs the Fund’s portfolio. Individual stock weights are determined using a disciplined stock weighting process. The Fund’s sub-adviser believes that indices weighted by market-capitalization reflect a natural bias towards expensive stocks and geographic regions, and that, by contrast, a ‘‘bottom-up’’ approach to portfolio construction, not constrained by reference to a specific benchmark or index, has the potential to provide investment in less expensive stocks offering better investment value.

The Fund will normally invest at least 65% of its net assets in equity securities of companies located in countries outside of the United States. The Fund will invest in a variety of countries throughout the world. The Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund’s sub-adviser will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Fund’s sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund may invest in companies of any market-capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies.

The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

The Fund generally sells securities when the Fund’s sub-adviser believes they are fully priced or when the sub-adviser considers more attractive investment candidates are available.

The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the sub-adviser considers it appropriate.

The Fund may also invest in closed-end investment companies, trusts, ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and real estate investment trusts (‘‘REITs’’).

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described below under ‘‘Small and Mid Cap Companies Risk.’’

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

–	Equity Markets Risk. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund’s sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Geographic Focus Risk. To the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Small and Mid Cap Companies Risk. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of closed-end investment companies (including single country funds), trusts, and ETFs. Investing in another investment company or pooled vehicle exposes the Fund to all the risks of that other investment company or pooled vehicle, and, in general, subjects it to a pro rata portion of the other investment company or pooled vehicle’s fees and expenses.

–	Real Estate Investment Trust Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund’s sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Advisor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the period shown above, the highest quarterly return was 8.37% for the quarter ended June 30, 2007, and the lowest was −5.15% for the quarter ended December 31, 2007.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since August 30, 2006)
Return Before Taxes	10.47%	18.37%
Return After Taxes on Distributions (1)	4.65%	13.22%
Return After Taxes on Distributions and Sale of Fund Shares (1)	7.40%	12.91%
Morgan Stanley Capital Institutional EAFE Index (reflects no deduction for fees, expenses or taxes) (2)	11.17%	16.71%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital Institutional EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australasia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER NORTH AMERICAN EQUITY FUND

Investment Objective.   The Fund seeks long-term capital growth.

Principal Investment Strategies.   The Fund invests principally in equity securities of companies in the United States. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund’s sub-adviser is responsible for day-to-day portfolio management. It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund’s sub-adviser uses that analysis to construct a highly diversified portfolio of stocks. In addition, the Fund’s sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund’s portfolio to take advantage of those deviations.

The Fund’s investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the Fund’s sub-adviser’s evaluation of economic and market factors, as well as factors affecting individual companies, changes.

The Fund will invest in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The Fund’s portfolio may include large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund generally sells securities when the Fund’s sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available.

The Fund may purchase or sell futures contracts and options, in order to gain long or short exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may also invest in closed-end investment companies and in ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

The Fund normally invests at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. An investment in a U.S. closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of North American companies, and has ‘‘North America’’ or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of North American companies for purposes of determining if the Fund has invested at least 80% of its net assets in such securities. The Fund considers North America to consist of the United States and Canada.

The Fund’s sub-adviser may trade the Fund’s portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund’s portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

–	Equity Markets Risk. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund’s sub-adviser, due to factors that adversely affect North American equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. There can be no assurance that the sub-adviser’s use of the quantitative analysis described above will produce a portfolio that will achieve long-term capital growth or that the Fund’s sub-adviser will interpret or implement the results of any quantitative analysis in a manner that will result in long-term capital growth. In addition, to the extent that the sub-adviser adjusts the Fund’s portfolio to take advantage of short-term deviations from longer-term historical trends and cycles, there can be no assurance that such deviations will in fact occur or that the Fund’s portfolio will be positioned optimally to take advantage of them. There is a risk that the Fund’s sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

–	Small and Mid Cap Companies Risk. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Geographic Focus Risk. Because the Fund invests principally in equity securities of North American companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of closed-end investment companies (including single country funds) and ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Performance Information.(+)

Below is a bar chart that shows the investment returns of the Fund’s Advisor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 9.19% for the quarter ended December 31, 2004, and the lowest was −3.00% for the quarter ended December 31, 2007.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since September 17, 2003)
Return Before Taxes	6.23%	9.03%
Return After Taxes on Distributions (1)	3.30%	6.23%
Return After Taxes on Distributions and Sale of Fund Shares (1)	6.20%	6.78%
FTSE North American Index (reflects no deduction for fees, expenses or taxes) (2)	7.44%	12.94%
S&P 500 Index (3)	5.49%	11.59%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The FTSE North American Index is a market-capitalization, value-weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends.

(3) The S&P 500 Index is a market-capitalization, value-weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

(+) Advisor Shares of the Fund were offered commencing March 31, 2006. The performance information provided in the bar chart and table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, offered through a separate prospectus, adjusted to reflect the 12b-1 fees that would have been paid by Advisor Shares.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER U.S. OPPORTUNITIES FUND

The Fund is closed to new investors. Shareholders of the Fund as of April 18, 2007 may continue to add to their Fund positions. Investors who did not own shares of the Fund prior to its closure on April 18, 2007 generally will not be allowed to buy shares of the Fund, with the following exceptions:

–	participants in most employee benefit plans or employer-sponsored retirement plans, if the Fund had been established as an investment option under the plan prior to April 18, 2007; and

–	a Trustee of a Trust, an employee of Schroder Investment Management North America Inc. (‘‘Schroders’’), or a member of the immediate family of any of these persons.

Schroders may make additional exceptions or modify this policy at any time.

Investment Objective.   To seek capital appreciation.

Principal Investment Strategies.   In selecting investments for the Fund, the Fund’s adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks and REITs. Under current market conditions, the Fund expects to invest primarily in equity securities of small and micro capitalization companies in the United States. The Fund’s adviser considers small capitalization companies to be companies that have market capitalizations of $3 billion or less, and micro-capitalization companies to be companies with market capitalizations of $500 million or less, measured at the time of investment. However, the Fund may invest any portion of its assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies the Fund’s adviser considers to be located in the United States. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled and has its principal place of business located in the United States and is principally traded in the United States, or if the Fund’s adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund generally sells securities when the Fund’s adviser believes they are fully priced or when more attractive investment candidates become available. The Fund may purchase securities offered in initial public offerings, and may invest in securities of closed-end investment companies and in ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

The Fund may use options (puts and calls) for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.

Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund’s Statement of Additional Information (‘‘SAI’’).

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Small Companies Risk. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Equity Markets Risk. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Real Estate Investment Trust Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

–	Initial Public Offerings (IPOs) Risk. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering. Such investments are subject generally to the risks described above under ‘‘Small Companies Risk.’’ Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

–	Issuer Focus Risk. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

–	Geographic Focus Risk. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of closed-end investment companies (including single country funds) and ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund’s adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

–	Frequent Trading/Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The portfolio turnover rate for the Fund’s last fiscal year was 77%.

–	Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

Performance Information.(+) (++) (+++)

Below is a bar chart that shows the investment returns of the Fund’s Advisor Shares for each of its last ten full calendar years of operations. The table following the bar chart shows how the Fund’s annual return for the last year, and its average annual returns for the last five years and for the last ten years, compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 18.06% for the quarter ended March 31, 2000, and the lowest was −23.29% for the quarter ended September 30, 1998.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Five Years	Ten Years
Return Before Taxes	10.05%	19.21%	11.24%
Return After Taxes on Distributions (1)	8.08%	17.78%	9.62%
Return After Taxes on Distributions and Sale of Fund Shares (1)	8.24%	16.55%	9.16%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) (2)	−1.57%	16.25%	7.08%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Russell 2000 Index is a market-capitalization weighted, broad-based index of 2000 small capitalization U.S. companies.

(+) The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results shown in the bar chart and table for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(++) Advisor Shares of the Fund were offered commencing May 15, 2006. The performance information provided in the bar chart and table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, offered through a separate prospectus, adjusted to reflect the 12b-1 fees that would have been paid by Advisor Shares.

(+++) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during the prior periods shown, the returns shown in the bar chart and in the table would have been lower. See ‘‘Management of the Funds – Management Fees.’’

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

Investment Objective.   To seek capital appreciation.

Principal Investment Strategies.   The Fund invests primarily in companies in the United States (determined as described below) that the Fund’s adviser considers to be small or mid cap companies. In selecting investments for the Fund, the Fund’s adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors. These factors generally apply to all investments made by the Fund, including initial public offerings, although the Fund may also invest in certain initial public offerings that the portfolio manager believes will be in high demand. The Fund may sell a security when the Fund’s adviser believes it is fully priced or when investments become available that it believes are more attractive.

The Fund normally invests at least 80% of its net assets in companies considered by the Fund’s adviser at the time to be small or mid cap companies located in the United States. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. The Fund’s adviser currently considers a company to be a small or mid cap company if the company has a market-capitalization (at the time of purchase) of between $1 billion and $7 billion. The Fund may also invest in equity securities of micro-cap companies or larger companies, if the Fund’s adviser believes they offer the potential for capital appreciation. The Fund invests in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and REITs. The Fund may purchase securities on securities exchanges as well as over-the-counter, and may also purchase securities offered in initial public offerings. The Fund may use options for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund’s SAI.

The Fund’s adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United States and is principally traded in the United States, or if the Fund’s adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Small and Mid Cap Companies Risk. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

–	Real Estate Investment Trust Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

–	Initial Public Offerings (IPOs) Risk. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering. Such investments are subject generally to the risks described above under ‘‘Small and Mid Cap Companies Risk.’’ Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

–	Equity Markets Risk. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

–	Geographic Focus Risk. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund’s adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Advisor Shares for each of the full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the period shown above, the highest quarterly return was 7.81% for the quarter ended June 30, 2007, and the lowest was −1.13% for the quarter ended December 31, 2007.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since March 31, 2006)
Return Before Taxes	12.36%	10.68%
Return After Taxes on Distributions (1)	10.64%	9.71%
Return After Taxes on Distributions and Sale of Fund Shares (1)	8.80%	8.75%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes) (2)	1.38%	3.36%

(1) After-tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Russell 2500 Index is a market-capitalization weighted, broad-based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 70% of the total market-capitalization of the Russell 300 Index.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER STRATEGIC BOND FUND

Investment Objective.   To seek a high level of total return.

Principal Investment Strategies.   In making investments for the Fund, the sub-adviser seeks to invest the Fund’s assets in a portfolio of securities that offer high total return – from current income, increases in market value of the Fund’s investments, or both. The Fund seeks its objective by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world. The Fund normally invests substantially all, and at least 80%, of its net assets in debt securities. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for the purposes of complying with this policy. The Fund is a non-diversified investment company.

The Fund may invest in any type of debt securities, including, for example, corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities (including securities issued by the U.S. Government, the Government National Mortgage Association, Federal Home Loan Banks, Fannie Mae, and Freddie Mac) and mortgage-backed securities (including collateralized mortgage obligations). The Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries.

The Fund may invest in convertible securities and warrants. The Fund may invest in securities of any maturity, but will normally seek to maintain a dollar-weighted average portfolio duration of 10 years or less. The Fund may invest a substantial portion of its assets in mortgage-backed and mortgage-related securities, including collateralized mortgage obligations, and other asset-backed securities. Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

The Fund will invest principally in securities of ‘‘investment grade’’ at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) has rated the securities Baa3 or BBB− (or the equivalent) or better, or the Fund’s sub-adviser has determined the securities to be of comparable quality. Up to 40% of the Fund’s total assets may be invested in securities rated below ‘‘investment grade,’’ sometimes referred to as ‘‘junk bonds’’ (or, if unrated, determined by the Fund’s sub-adviser to be of comparable quality), although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) has rated the securities CC− (or the equivalent) or better, or the Fund’s sub-adviser has determined the securities to be of comparable quality.

The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into swap transactions including interest rate swaps, foreign currency forwards and swap transactions, and options, as a substitute for cash investments, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may take long or short positions in so-called credit default swaps or other credit derivatives as an alternative to buying or selling debt securities themselves or otherwise to increase the Fund’s total return. The Fund may also invest in money market securities when the Fund’s sub-adviser expects the return on such securities to exceed the return on securities with longer durations.

The Fund’s sub-adviser will normally (though it will not necessarily) hedge a substantial portion of the Fund’s foreign currency exposure back into the U.S. dollar, in order to limit the effects of changes in foreign currencies on the value of the Fund’s portfolio.

In managing the Fund, the Fund’s sub-adviser will allocate the Fund’s assets among issuers, types of securities, industries, interest rates, and geographical regions, including emerging markets. An investment team located in London will make top-down investment allocation decisions. Subject to the oversight of this investment team, other investment teams located in various geographical regions or specializing in particular types of investments will implement those asset allocation decisions by selecting the specific securities in which the Fund will invest. In this way, the Fund’s sub-adviser attempts to construct a portfolio representing many of the firm’s ‘‘best ideas.’’ The Fund’s sub-adviser will change asset allocations and the Fund’s portfolio securities in response to changes in its assessment of market, economic, political, and other factors. The sub-adviser may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. The Fund’s sub-adviser may trade the Fund’s portfolio securities more frequently than many other mutual funds, which may result in taxable capital gains and transaction costs (such as the bid/asked spread on purchases and sales of securities).

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

–	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

–	Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund’s investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

–	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

–	Valuation Risk. Due to the nature of some of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that such prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

–	High-Yield/Junk Bonds Risk. Securities rated below investment grade (‘‘high-yield bonds’’ or ‘‘junk bonds’’) lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

–	Mortgage and Asset-Backed Securities Risk. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk (as described above under ‘‘Interest Rate Risk’’), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk and valuation risk (as described above under ‘‘Credit Risk’’ and ‘‘Valuation Risk’’) and liquidity risk (as described below under ‘‘Liquidity Risk’’).

Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by a Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

–	U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), prepayment risk (as described above under ‘‘Mortgage and Asset-Backed Securities Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Convertible Securities Risk. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common or preferred stock, and so subject to the risks of investments in both debt securities and equity securities.

–	Warrants Risk. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The

Fund’s sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies or other matters.

–	Frequent Trading/Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The portfolio turnover rate for the Fund’s last fiscal year was 725%.

–	Non-Diversification Risk. The Fund is a non-diversified investment company. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer’s securities declines.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Advisor Shares for each of its full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the period shown above, the highest quarterly return was 2.36% for the quarter ended December 31, 2007, and the lowest was −0.30% for the quarter ended September 30, 2007.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since June 30, 2006)
Return Before Taxes	4.11%	4.53%
Return After Taxes on Distributions (1)	2.69%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares (1)	2.65%	3.09%
Lehman U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (2)	6.96%	8.11%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman Aggregate Bond Index comprises government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds on the market.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER TOTAL RETURN FIXED INCOME FUND

Investment Objective.   To seek a high level of total return.

Principal Investment Strategies.   The Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund) normally invests at least 80% of its net assets in fixed income obligations. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. In making investments for the Fund, the adviser seeks to invest the Fund’s assets in a portfolio of securities that offer high total return – from current income, increases in market values of the Fund’s investments, or both. The adviser currently considers fixed income obligations to include:

–	securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

–	debt securities of domestic or foreign corporations;

–	mortgage-backed and other asset-backed securities;

–	taxable and tax-exempt municipal bonds;

–	obligations of international agencies or supranational entities;

–	debt securities convertible into equity securities;

–	inflation-indexed bonds;

–	structured notes, including hybrid or ‘‘indexed’’ securities, event-linked bonds, and loan participations;

–	delayed funding loans and revolving credit facilities; and

–	short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers’ acceptances.

The Fund may invest in securities of companies located in a variety of countries outside the United States, including obligations of non-U.S. governmental issuers or of private issuers located in any country outside the United States, including emerging market countries. The Fund will normally invest no more than 20% of its total assets in securities that are not denominated in the U.S. dollar.

The Fund’s adviser currently expects that a substantial portion of the Fund’s assets will be invested in mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities.

The Fund will invest principally in securities of ‘‘investment grade’’ at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) has rated the securities Baa3 or BBB− (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The Fund may invest up to 20% of the Fund’s total assets in securities rated below ‘‘investment grade’’ (or, if unrated, determined by the Fund’s adviser to be of comparable quality), sometimes referred to as ‘‘junk bonds,’’ although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody’s Standard & Poor’s, or Fitch) has rated the securities CC− (or the equivalent) or better, or the Fund’s adviser has determined the securities to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is ‘‘investment grade.’’

Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. The Fund may also invest in zero-coupon securities.

The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser’s judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these ‘‘derivatives’’ strategies for hedging purposes. The Fund may also use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund’s SAI.

The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

In managing the Fund, the Fund’s adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

The Fund’s adviser will trade the Fund’s portfolio securities actively. In selecting individual securities for investment, the Fund’s adviser typically:

–	uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

–	exploits inefficiencies in the valuation of risk and reward;

–	looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

–	considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

The Fund generally sells securities in order to take advantage of investments in other securities offering what the adviser believes is the potential for more attractive current income or capital gain or both.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

–	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

–	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

–	Valuation Risk. Due to the nature of some of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that such prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

–	Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund’s investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

–	Mortgage and Asset-Backed Securities Risk. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk (as described above under ‘‘Interest Rate Risk’’), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk and valuation risk (as described above under ‘‘Credit Risk’’ and ‘‘Valuation Risk’’) and liquidity risk (as described below under ‘‘Liquidity Risk’’).

Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by a Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

–	U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), prepayment risk (as described above under ‘‘Mortgage and Asset-Backed Securities Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Convertible Securities Risk. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common or preferred stock, and so subject to the risks of investments in both debt securities and equity securities.

–	Frequent Trading/Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The portfolio turnover rate for the Fund’s last fiscal year was 464%.

–	High-Yield/Junk Bonds Risk. Securities rated below investment grade (‘‘high-yield bonds’’ or ‘‘junk bonds’’) lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund’s adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Advisor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 3.28% for the quarter ended September 30, 2006, and the lowest was −0.88% for the quarter ended September 30, 2005.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of Fund (Since December 31, 2004)
Return Before Taxes	5.90%	4.10%
Return After Taxes on Distributions (1)	4.14%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares (1)	3.81%	2.57%
Lehman Brothers U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes) (2)	6.96%	4.56%

(1) After-tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman Brothers U.S. Aggregate Index is a widely used measure of short-term debt returns. It is not managed.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER MUNICIPAL BOND FUND

Investment Objective.   To seek a high level of current income exempt from federal income tax,    consistent with the preservation of capital.

Principal Investment Strategies.   The Fund invests primarily in municipal bonds that:

–	pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax (‘‘AMT’’);

–	are investment grade in quality; and

–	have intermediate to long-term effective maturities (three years or longer) (a bond’s effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

‘‘Municipal bonds’’ are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

The Fund’s adviser considers a security ‘‘investment grade’’ if either a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) has rated the securities Baa3 or BBB− (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the highest rating will be used. The Fund’s adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, and their credit quality will be determined by the adviser.

The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund’s adviser allocates the Fund’s assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market – that is, in a group of issuers that finance similar projects – including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund’s adviser generally relies on detailed proprietary research. The Fund’s adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

In selecting individual securities for investment, the Fund’s adviser typically:

–	assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

–	uses in-depth credit analysis to determine the issuer’s ability to fulfill its obligations;

–	compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

–	looks to exploit any inefficiencies between intrinsic value and market trading price; and

–	subordinates sector weightings to individual securities that may be undervalued.

The Fund’s adviser may sell a security for the Fund if the security reaches the adviser’s target price or if the adviser’s credit outlook for the security has deteriorated. The Fund’s adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund’s adviser devotes substantial independent research to the selection of the Fund’s investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Municipal Bonds Risk. Municipal bonds include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue and obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Payments of interest and repayments of principal will depend on the ability of the governmental entity or other issuer to meet its obligations. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable. The amount of public information available about municipal bonds in the Fund’s portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund’s adviser. In addition, a pending Supreme Court decision concerning the constitutionality of state-specific tax preferences for municipal bonds could adversely affect the value of some or all of the bonds in a Fund’s portfolio (see ‘‘Taxes’’ in the SAI for additional details).

At times, a portion of a Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Fund’s adviser or its affiliates, holds all or a major portion thereof. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Fund’s adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the Fund in respect of its investment might not be tax-exempt.

–	Taxable Municipal Securities Risk. The Fund may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax.

–	Volatility of the Municipal Bond Market Risk. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

–	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

–	Insurer Risk. The Fund invests a portion of its assets in bonds that are insured by private insurers. The credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer’s ability or perceived ability to meet its obligations.

–	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

–	Valuation Risk. Due to the nature of some of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that such prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

–	Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund’s investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

–	State and Issuer Risk. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make the Fund more vulnerable to that state’s economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund’s shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund’s investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

–	U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

–	When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Advisor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 3.06% for the quarter ended September 30, 2004, and the lowest was −1.86% for the quarter ended June 30, 2004.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of the Fund (Since December 31, 2003)
Return Before Taxes	1.81%	3.10%
Return After Taxes on Distributions (1)	1.81%	3.03%
Return After Taxes on Distributions and Sale of Fund Shares (1)	2.52%	3.09%
Lehman 5-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes) (2)	5.13%	3.03%

(1) After-tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Investment Objective.   To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

Principal Investment Strategies.   The Fund invests primarily in municipal bonds that:

–	pay interest that is exempt from federal income tax (but which may be subject to federal AMT);

–	are investment grade in quality; and

–	have effective maturities of no more than three years (a bond’s effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

‘‘Municipal bonds’’ are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

The Fund’s adviser considers a security ‘‘investment grade’’ if either a nationally recognized statistical rating organization (for example, Moody’s, Standard & Poor’s, or Fitch) has rated the securities Baa3 or BBB− (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the highest rating will be used. The Fund’s adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, and their credit quality will be determined by the adviser.

The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for the purposes of complying with this policy. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund’s adviser allocates the Fund’s assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market – that is, in a group of issuers that finance similar projects – including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund’s adviser generally relies on detailed proprietary research. The Fund’s adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

In selecting individual securities for investment, the Fund’s adviser typically:

–	assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

–	uses in-depth credit analysis to determine the issuer’s ability to fulfill its obligations;

–	compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

–	looks to exploit any inefficiencies between intrinsic value and market trading price; and

–	subordinates sector weightings to individual securities that may be undervalued.

The Fund’s adviser may sell a security for the Fund if the security reaches the adviser’s target price or if the adviser’s credit outlook for the security has deteriorated. The Fund’s adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund’s adviser devotes substantial independent research to the selection of the Funds’ investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Municipal Bonds Risk. Municipal bonds include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue and obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Payments of interest and repayments of principal will depend on the ability of the governmental entity or other issuer to meet its obligations. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable. The amount of public information available about municipal bonds in the Fund’s portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund’s adviser. In addition, a pending Supreme Court decision concerning the constitutionality of state-specific tax preferences for municipal bonds could adversely affect the value of some or all of the bonds in a Fund’s portfolio (see ‘‘Taxes’’ in the SAI for additional details).

At times, a portion of a Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Fund’s adviser or its affiliates, holds all or a major portion thereof. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Fund’s adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the Fund in respect of its investment might not be tax-exempt.

–	Taxable Municipal Securities Risk. The Fund may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

–	Volatility of the Municipal Bond Market. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

–	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

–	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

–	Insurer Risk. The Fund invests a portion of its assets in bonds that are insured by private insurers. The credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer’s ability or perceived ability to meet its obligations.

–	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

–	Valuation Risk. Due to the nature of some of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that such prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

–	Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund’s investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

–	State and Issuer Risk. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a Fund more vulnerable to that state’s economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund’s shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund’s investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

–	U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

–	When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Fund’s adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

Performance Information.

Below is a bar chart that shows the investment returns of the Fund’s Advisor Shares for each full calendar year since the Fund commenced operations. The table following the bar chart shows how the Fund’s annual return for the last year and average annual return for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

During the periods shown above, the highest quarterly return was 1.69% for the quarter ended September 30, 2006, and the lowest was −0.90% for the quarter ended June 30, 2004.

Average Annual Total Returns (For the period ended December 31, 2007)	One Year	Life of the Fund (Since December 31, 2003)
Return Before Taxes	2.43%	2.47%
Return After Taxes on Distributions (1)	2.43%	2.41%
Return After Taxes on Distributions and Sale of Fund Shares (1)	2.86%	2.47%
Lehman 1-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes) (2)	4.37%	2.52%

(1) After-tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman 1-Year Municipal Bond Index is a rules-based, market-value-weighted index of debt obligations issued by municipalities with short-term maturities.

Past performance (before and after taxes) is not necessarily an indication of future performance.   It is possible to lose money on an investment in a Fund.

Changes in investment objective and policies.   The policies described above requiring the Funds to invest at least 80% of their net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. Except for any policy described in this prospectus or in the Funds’ SAI as fundamental, the Funds’ investment objectives and policies may be changed by the Trustees without a vote of the shareholders.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Shares of the Funds.

Shareholder Fees (paid directly from your investment):

Maximum Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Redemption Fee
Schroder Emerging Market Equity Fund	2.00%(1)
Schroder International Alpha Fund	2.00%(1)
Schroder International Diversified Value Fund	2.00%(1)
Schroder North American Equity Fund	None
Schroder U.S. Opportunities Fund	2.00%(1)
Schroder U.S. Small and Mid Cap Opportunities Fund	2.00%(1)
Schroder Strategic Bond Fund	2.00%(1)
Schroder Total Return Fixed Income Fund	None
Schroder Municipal Bond Fund	None
Schroder Short-Term Municipal Bond Fund	None

(1) Shares of this Fund held for two months or less are subject to a redemption fee of 2.00% subject to certain exceptions described herein. See ‘‘How to Sell Shares – Redemption Fee.’’

Annual Fund Operating Expenses   (expenses that are deducted from Fund assets):

	Schroder Emerging Market Equity Fund(1)	Schroder International Alpha Fund(1)	Schroder International Diversified Value Fund(1)	Schroder North American Equity Fund(1)	Schroder U.S. Opportunities Fund	Schroder U.S. Small and Mid Cap Opportunities Fund(1)	Schroder Strategic Bond Fund(1)	Schroder Total Return Fixed Income Fund(1)	Schroder Municipal Bond Fund	Schroder Short-Term Municipal Bond Fund
Management Fees(2)	1.00%	0.975%	1.00%	0.25%	1.00%	1.00%	0.75%(2)	0.25%	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	0.250%	0.25%	0.35%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	1.70%	0.545%	2.87%	0.08%	0.25%	2.12%	1.15%	0.98%	0.23%	0.27%
Acquired Fund Fees and Expenses(3)	None	None	None	None	0.05%	None	None	None	0.01%	0.01%
Total Annual Fund Operating Expenses	2.95%	1.770%	4.12%	0.68%	1.55%	3.37%	2.15%	1.48%	0.89%	0.93%
Less: Fee Waiver and Expense Limitation(3)(4)	(0.95)%	(0.27)%	(2.62)%	None	None	(1.72)%	(1.16)%	(0.83)%	(0.08)%	(0.12)%
Net Expenses(4)(5)	2.00%	1.50%	1.50%	0.68%	1.55%	1.65%	0.99%	0.65%	0.81%	0.81%

(1) In addition to direct expenses incurred by the Fund, ‘‘Other Expenses’’ may include certain indirect expenses that are not included under ‘‘Acquired Fund Fees and Expenses’’ and incurred as a result of the Fund’s investment in one or more funds, including ETFs. These indirect expenses of the Fund are not subject to waiver and are not subject to the expense limitation of the Fund.

(2) Management Fees for each Fund include all fees payable to the Fund’s adviser and its affiliates for investment advisory and fund administration services. The Fund also pays administrative or sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under ‘‘Other Expenses.’’ The Funds’ adviser has contractually agreed to waive 0.20% of its management fee on the Strategic Bond Fund through March 7, 2009; the waiver is reflected in the table above under ‘‘Less: Fee Waiver and Expense Limitation.’’

(3) ‘‘Acquired Fund Fees and Expenses’’ are indirectly borne by the Fund and these fees and expenses are not subject to the expense limitation of the Fund.

(4) The ‘‘Net Expenses’’ shown for certain Funds reflect the effect of contractually imposed fee waivers and/or expense limitations on the Total Annual Fund Operating Expenses of each such Fund.

In order to limit the expenses of the Advisor Shares of certain Funds, the Funds’ adviser has contractually agreed through February 28, 2009 (and through March 7, 2009 with respect to the Schroder Strategic Bond Fund) to reduce the annual rate of its compensation and, if necessary, to pay or reimburse the applicable Fund for other Fund expenses to the extent that the Total Annual Fund Operating Expenses of a Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to the Fund’s Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Advisor Shares): Schroder Emerging Market Equity Fund: 2.00%; Schroder International Alpha Fund: 1.50%; Schroder International Diversified Value Fund: 1.50%; Schroder U.S. Opportunities Fund: 1.95%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.65%; Schroder Strategic Bond Fund: 0.99%; Schroder Total Return Fixed Income Fund: 0.65%; Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%. The Fee Waiver and Expense Limitation shown in the table for the Schroder Strategic Bond Fund include the management fee waiver described in Note (2) above. The fee waiver and/or expense limitations for the Funds may only be terminated during their term by the Board of Trustees.

Net Expenses of the Funds’ Advisor Shares may be higher than the Net Expenses shown in the table above to the extent the Fund has interest, taxes, or extraordinary expenses. In the last fiscal year, those Funds with fee waivers and/or expense limitations in effect had no such expenses, and these Funds do not expect to incur such expenses in the next fiscal year.

(5) The ‘‘Net Expenses’’ shown in the table includes any expenses incurred indirectly by the Fund as a result of its investments in one or more funds, including ETFs, as applicable. The Net Expenses shown may be higher than the Ratio of Expenses to Average Net Assets included in the ‘‘Financial Highlights’’ section, which reflects the operating expenses of the Fund and does not include indirect Other Expenses or Acquired Fund Fees and Expenses. If only the operating expenses of the Fund were included in Net Expenses, and not the indirect expenses incurred by the Fund, the Net Expenses would be: Schroder U.S. Opportunities Fund: 1.50%; Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Shares of a Fund for the time periods indicated and then redeem all of your Advisor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that a Fund’s operating expenses for each year are the same as the Fund’s Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund’s Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Schroder Emerging Market Equity Fund	$203	$823	$1,469	$3,203
Schroder International Alpha Fund	$153	$531	$934	$2,062
Schroder International Diversified Value Fund	$153	$1,013	$1,889	$4,146
Schroder North American Equity Fund	$69	$218	$379	$847
Schroder U.S. Opportunities Fund	$158	$490	$845	$1,845
Schroder U.S. Small and Mid Cap Opportunities Fund	$168	$876	$1,607	$3,542
Schroder Strategic Bond Fund	$101	$561	$1,048	$2,391
Schroder Total Return Fixed Income Fund	$66	$386	$729	$1,697
Schroder Municipal Bond Fund	$83	$276	$485	$1,089
Schroder Short-Term Municipal Bond Fund	$83	$284	$503	$1,132

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective. The following provides more detail about certain of the Funds’ principal risks and the circumstances which could adversely affect the value of a Fund’s shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund’s investment restrictions as set forth in this Prospectus or under ‘‘Investment Restrictions’’ in the Funds’ SAI, or by applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

–	Interest Rate Risk. (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

–	Credit Risk. (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities.

If a security has been rated by more than one nationally recognized statistical rating organization the Funds’ adviser will consider the highest rating for the purposes of determining whether the security is of ‘‘investment grade.’’ A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund’s adviser will consider whether the security continues to be an appropriate investment for the Fund. A Fund considers whether a security is of ‘‘investment grade’’ only at the time of purchase. Some of the Funds will invest in securities which will not be rated by a nationally recognized statistical rating organization (such as Moody’s, Standard & Poor’s, or Fitch), but the credit quality will be determined by the adviser.

Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security’s market value could decline significantly.

–	Extension Risk. (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund). During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

–	High-Yield/Junk Bonds Risk. (Schroder Strategic Bond Fund and Schroder Total Return Fixed Income Fund). The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund adviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

–	Inflation/Deflation Risk. (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund). Inflation risk is the risk that a Fund’s assets or income from a Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

–	Mortgage and Asset-Backed Securities Risk. (Schroder Strategic Bond Fund and Schroder Total Return Fixed Income Fund). Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described above under ‘‘Interest Rate Risk’’), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk (as described above under ‘‘Credit Risk’’ and below under ‘‘Valuation Risk’’ and ‘‘Liquidity Risk’’). Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The types of mortgages underlying securities held by the Funds may differ and may be affected differently by market factors. For example, a Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (‘‘IOs’’) or the principal portion (‘‘POs’’) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell.

A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

–	Liquidity Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund, Schroder Municipal Bond Fund and Schroder Short Term Municipal Bond Fund). Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

–	Derivatives Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds’ adviser or sub-adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into ‘‘over the counter’’ (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. Special tax considerations apply to a Fund’s investment in derivatives. See the SAI for more information.

–	Small and Mid Cap Companies Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Equity Securities Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The principal risks of investing in the Funds include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Funds’ adviser or sub-adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions.

–	Convertible Securities Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Schroder Strategic Bond Fund and Schroder Total Return Fixed Income Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common or preferred stock, and so subject to the risks of investments in both debt securities and equity securities. Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

–	Warrants Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund). The Funds may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. Schroder Strategic Bond Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

–	Initial Public Offerings (IPOs) Risk. (Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may also purchase securities of companies in initial public offerings, which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Funds may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Funds. The investment performance of the Funds during periods when they are unable to invest significantly or at all in initial public offerings may be lower than during periods when the Funds are able to do so.

–	Foreign Investment Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund may invest in foreign securities. Schroder North American Equity Fund may invest in securities of Canadian companies and in companies located in other countries in North America. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

Schroder Emerging Market Equity Fund may invest in Chinese companies. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the United States. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the United States government, or governments that otherwise have policies in conflict with the U.S. government. Investments in such companies may subject the Schroder Emerging Market Equity Fund to the risk that these companies’ reputation and price in the market will be adversely affected.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to a Fund’s investments in foreign securities. In determining whether to invest a Fund’s assets in debt securities of foreign issuers, the Fund’s adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

–	Foreign Currencies Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

–	Emerging Markets Securities Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

–	Geographic Focus Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund). To the extent that a Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly. Because the Schroder North American Equity Fund invests principally in equity securities of North American companies, and the Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund invest principally in equity securities of U.S. companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Issuer Focus Risk. (Schroder International Alpha Fund and Schroder U.S. Opportunities Fund). The Funds, and in particular the Schroder International Alpha Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

–	Depositary Receipts Risk. (Schroder Emerging Market Equity Fund). A Fund may invest in ADRs, as well as GDRs, EDRs or other similar securities representing ownership of foreign securities. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. A Fund may invest in both sponsored and unsponsored Depositary Receipts. Unsponsored Depositary Receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored Depositary Receipts and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

–	Investments in Pooled Vehicles Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder U.S. Opportunities Fund). A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and ETFs, that are advised by the Fund’s sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly that Fund’s shareholders would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to a Fund, although there is no guarantee that it will do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations such as redemption fees. See ‘‘How to Sell Fund Shares – Redemption Fees’’ for more information.

–	Real Estate Investment Trust Risk. (Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

–	Over-the-Counter Risk. (Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund). Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price.

–	Equity Markets Risk. (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

–	Management Risk. (All Funds). Because the Funds are actively managed, each Fund’s investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund’s adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that each Fund’s adviser or sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

–	Frequent Trading / Portfolio Turnover Risk (Schroder U.S. Opportunities Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s adviser or sub-adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as ‘‘portfolio turnover.’’ Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. For the fiscal year ended October 31, 2007, the Funds had the following portfolio turnover rates: Schroder Emerging Market Equity Fund: 107%; Schroder International Alpha Fund: 112%; Schroder International Diversified Value Fund: 58%; Schroder North American Equity Fund: 38%; Schroder U.S. Opportunities Fund: 77%; Schroder U.S. Small and Mid Cap Opportunities Fund: 93%; Schroder Strategic Bond Fund: 725%; Schroder Total Return Fixed Income Fund: 464%; Schroder Municipal Bond Fund: 6%; and Schroder Short-Term Municipal Bond Fund: 21%. For Schroder Total Return Fixed Income Fund and Schroder Strategic Bond Fund, the variation in their rate of turnover over the last two fiscal years is due to the nature of the Funds’ investments and market conditions. Consult your tax advisor regarding the effect of a fund’s portfolio turnover rate on your investments.

–	Municipal Bonds Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Payments of interest and repayments of principal will depend on the ability of the governmental entity or other issuer to meet its obligations. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

General obligations.    These are backed by the issuer’s authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

Special revenue obligations.    These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities. Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

The amount of public information available about the municipal bonds in a Fund’s portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund’s adviser.

Interest income from private activity bonds may be subject to federal AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

At times, a portion of a Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds’ adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Funds’ adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the Fund in respect of its investment might not be tax-exempt.

In addition, a pending Supreme Court decision concerning the constitutionality of state-specific tax preferences for municipal bonds could adversely affect the value of some or all of the bonds in a Fund’s portfolio (see ‘‘Taxes’’ in the SAI for additional details).

–	Taxable Municipal Securities Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax. These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis. The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

–	Volatility of the Municipal Bond Market Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds. Because many municipal bonds are issued to finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

–	State and Issuer Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state. Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state’s economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or legal limitations on an issuer’s ability to meet payment obligations. A Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund’s shares to change more than the values of shares of funds that invest in a greater variety of investments.

Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund’s investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

–	Insurer Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). Each Fund invests a portion of its assets in bonds that are insured by private insurers. The credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and the issuer’s ability or perceived ability to meet its obligations.

–	U.S. Government Securities Risk. (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), prepayment risk (as described above under ‘‘Mortgage and Asset-Backed Securities Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

–	When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk. (Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). The Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

–	Non-Diversification Risk. (Schroder Strategic Bond Fund). Schroder Strategic Bond Fund is a non-diversified investment company. It therefore may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer’s securities declines.

–	Valuation Risk (Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). Due to the nature of some Fund investments and the market environment, a portion of a Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. If a Fund has overvalued securities it holds, you may end up paying too much for the Fund’s shares when you buy into the Fund. If the Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds’ adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds’ adviser and sub-adviser.

–	Short Sales. A Fund may sell a security short when the Fund’s adviser or sub-adviser anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund ‘‘closes’’ the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

–	Securities Loans and Repurchase Agreements. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

–	Temporary Defensive Strategies. At times, the Funds’ adviser or sub-adviser may judge that conditions in the securities markets make pursuing a Fund’s investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund’s adviser or sub-adviser may, but is not required to, take temporary ‘‘defensive’’ positions that are inconsistent with a Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund’s adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

–	Pricing. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for the Fund’s shares when you buy into a Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

–	Other Investments. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

–	Securities in Default. Schroder Strategic Bond Fund may invest in securities that are in default. Securities that are in default are subject generally to the risks described above under ‘‘Principal Risks of Investing in the Fund – High-Yield/Junk Bonds Risk,’’ and which offer little or no prospect for the payment of the full amount of unpaid principal and interest.

–	Percentage Investment Limitations. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment, including the requirements that: Schroder Emerging Market Equity Fund normally invest at least 80% of its net assets in equity securities of companies the Fund’s sub-adviser considers to be ‘‘emerging market’’ issuers; Schroder International Alpha Fund normally invest at least 65% of its total assets in equity securities of companies the Fund’s adviser considers to be located outside of the United States; Schroder International Diversified Value Fund normally invest at least 65% of its net assets in equity securities of companies located in countries outside of the United States; Schroder North American Equity Fund normally invest at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America; Schroder U.S. Opportunities Fund normally invest at least 80% of its net assets in securities of companies the Fund’s adviser considers to be located in the United States; Schroder U.S. Small and Mid Cap Opportunities Fund normally invest at least 80% of its net assets in companies considered by the Fund’s adviser at the time to be small or mid cap companies located in the United States; Schroder Strategic Bond Fund normally invest at least 80% of its net assets in debt securities; Schroder Total Return Fixed Income Fund normally invest at least 80% of its net assets in fixed income obligations; Schroder Municipal Bond Fund normally invest at least 80% of its net assets in municipal bonds and at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT; and Schroder Short-Term Municipal Bond Fund normally invest at least 80% of its net assets in municipal bonds and at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. An investment by a Fund would not be considered to violate a percentage limitation unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Funds’ investment policies above to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by a Fund for investment purposes.

–	Private Placements and Restricted Securities. A Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund’s adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. A Fund’s sale of such investments may also be restricted under securities laws. In the event that the Trustees, or persons designated by the Trustees, determine that a security is ‘‘readily marketable’’ pursuant to these procedures, and a Fund is not able to sell such security at the price that such persons anticipate, the Fund’s net asset value will decrease.

MANAGEMENT OF THE FUNDS

Each Trust is governed by a Board of Trustees. The Board of Trustees of each Trust has retained Schroder Investment Management North America Inc. to serve as each Fund’s adviser and to manage the investments of each Fund. Subject to the control of the applicable Board of Trustees, Schroders also manages each Fund’s other affairs and business.

Schroder Investment Management North America Limited (‘‘SIMNA Ltd.’’), an affiliate of Schroders, serves as sub-adviser responsible for portfolio management of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder Strategic Bond Fund.

Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders’ ultimate parent, is a global asset management company with approximately $280.5 billion under management as of September 30, 2007. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world’s investment markets.

–	Management Fees. For the fiscal year ended October 31, 2007, each of the following Funds paid aggregate management fees, net of applicable expense limitations and/or fee waivers, for investment management and administration services to Schroders at the following annual rates (based on each Fund’s average daily net assets): Schroder Emerging Market Equity Fund: 0.05%; Schroder International Alpha Fund: 0.705%; Schroder North American Equity Fund: 0.25%; Schroder U.S. Opportunities Fund: 1.00%; Schroder Municipal Bond Fund: 0.32%; and Schroder Short-Term Municipal Bond Fund: 0.28%. Each of Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund and Schroder Total Return Fixed Income Fund did not pay fees during the fiscal year ended October 31, 2007 due to expense limitations and/or fee waivers in effect during that period. As compensation for SIMNA Ltd.’s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees Schroders receives from each of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder Strategic Bond Fund. A discussion regarding the basis for the Trustees’ approval of the investment management agreements for the Funds is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2007.

–	Expense Limitations and Waivers. In order to limit the expenses of the Advisor Shares of certain Funds, the Funds’ adviser has contractually agreed through February 28, 2009 (and through March 7, 2009 with respect to the Schroder Strategic Bond Fund) to reduce the annual rate of its compensation and, if necessary, to pay or reimburse the applicable Fund for other Fund expenses to the extent that the Total Annual Fund Operating Expenses of a Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund’s Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Advisor Shares): Schroder Emerging Market Equity Fund: 2.00%; Schroder International Alpha Fund: 1.50%; Schroder International Diversified Value Fund: 1.50%; Schroder U.S. Opportunities Fund: 1.95%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.65%; Schroder Strategic Bond Fund: 0.99%; Schroder Total Return Fixed Income Fund: 0.65%; Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%. The Funds’ adviser has also contractually agreed to waive 0.20% of its management fee on the Schroder Strategic Bond Fund through March 7, 2009.

–	Portfolio Management. The following portfolio managers at Schroders and SIMNA Ltd. have primary responsibility for making investment decisions for the respective Funds. For each of Schroder International Diversified Value Fund and Schroder North American Equity Fund, all investment decisions are made by a team of investment professionals at SIMNA Ltd. with the portfolio managers listed in the table below for that Fund having primary responsibility for making investment decisions for the Fund. Each portfolio manager’s recent professional experience is also shown. The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the respective Fund.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Emerging Market Equity Fund	James Gotto	Portfolio Manager	Inception (March 31, 2006)	Mr. Gotto is a Portfolio Manager of SIMNA Ltd. He has been an employee of SIMNA Ltd. since 1991.
Schroder Emerging Market Equity Fund	Waj Hashmi, CFA	Portfolio Manager	Inception (March 31, 2006)	Mr. Hashmi is a Portfolio Manager of SIMNA Ltd. He has been an employee of SIMNA Ltd. since 2000.
Schroder Emerging Market Equity Fund	Robert Davy	Portfolio Manager	Inception (March 31, 2006)	Mr. Davy is a Portfolio Manager of SIMNA Ltd. He has been an employee of SIMNA Ltd. since 1986.
Schroder Emerging Market Equity Fund	Allan Conway	Head of Emerging Markets Equities	Inception (March 31, 2006)	Mr. Conway is Head of Emerging Markets Equities at SIMNA Ltd. He has been an employee of SIMNA Ltd. since 2004. Formerly, Head of Global Emerging Markets, West LB Asset Management and Chief Executive Officer of WestAM (UK) Ltd.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder International Alpha Fund	Virginie Maisonneuve, CFA	Lead Portfolio Manager	March 2005	Ms. Maisonneuve is the Head of Schroders’ Europe, Australasia, Far East (EAFE) Team. She has been an employee of SIMNA Ltd. since 2004. Formerly, Co-Chief Investment Officer and Director, Clay Finlay.
Schroder International Alpha Fund	Matthew Dobbs	Portfolio Manager	2004	Mr. Dobbs is the Head of Global Small Cap Equities at Schroders and is a member of the Global/EAFE team. He has been an employee of Schroders since 1981.
Schroder International Diversified Value Fund and Schroder North American Equity Fund	Justin Abercrombie	Lead Portfolio Manager and Head of Quantitative Equity Products (‘‘QEP’’)	Inception (August 30, 2006) (Schroder International Diversified Value Fund) Inception (September 2003) (Schroder North American Equity Fund)	Mr. Abercrombie is the Lead Portfolio Manager and Head of QEP, SIMNA Ltd. He has been an employee of Schroders since 1996. Formerly, founding member of QEP, SIMNA Ltd.
Schroder North American Equity Fund	John Marsland, CFA	Senior Portfolio Manager and Quantitative Analyst	May 2006	Mr. Marsland is a Senior Portfolio Manager and Quantitative Analyst, SIMNA Ltd. He has been an employee of SIMNA Ltd. since May 2006. Formerly, Quantitative Fund Manager, WMG Advisors LLP from January 2005 to April 2006, Head of Risk Advisory, Commerzbank Securities from 2000 to November 2004.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund	Jenny B. Jones	Lead Portfolio Manager	2003 (Schroder U.S. Opportunities Fund) Inception (March 31, 2006) (Schroder U.S. Small and Mid Cap Opportunities Fund)	Ms. Jones is Head of US Small and Mid Cap Equities of Schroders. She has been an employee of Schroders since 2003. Formerly, portfolio manager and Executive Director, Morgan Stanley Investment Advisors Inc.
Schroder Total Return Fixed Income Fund	Steven S. Lear, CFA	Lead Portfolio Manager	Inception (December 2004)	Mr. Lear is Head of US Fixed Income of Schroders. He has been an employee of Schroders since June 1998.
Schroder Total Return Fixed Income Fund	David Harris	Portfolio Manager	Inception (December 2004)	Mr. Harris is Product Manager – US Fixed Income of Schroders. He has been an employee of Schroders since November 1992.
Schroder Total Return Fixed Income Fund	Wesley A. Sparks, CFA	Portfolio Manager	Inception (December 2004)	Mr. Sparks is Head of US Credit Strategies of Schroders. He has been an employee of Schroders since December 2000. Formerly, portfolio manager at Aeltus Investment Management.
Schroder Total Return Fixed Income Fund	Gregg T. Moore, CFA	Portfolio Manager	Inception (December 2004)	Mr. Moore is Fund Manager, Fixed Income of Schroders and has been an employee of Schroders since June 2001. Formerly, quantitative analyst at Aeltus Investment Management.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Total Return Fixed Income Fund	Ed Fitzpatrick	Portfolio Manager	2006	Mr. Fitzpatrick is Fund Manager, Fixed Income of Schroders. He has been an employee of Schroders since 2006. Formerly, a Vice President of Pershing LLC from 1999 to 2006.
Schroder Total Return Fixed Income Fund	Tony Hui	Portfolio Manager	2007	Mr. Hui is Fund Manager, Fixed Income of Schroders. Formerly, a Trader at UBS from 2002 to 2007. He has been an employee of Schroders since 2007.
Schroder Strategic Bond Fund	Robert Michele, CFA	Global Head of Fixed Income	Inception (June 30, 2006)	Mr. Michele is Global Head of Fixed Income of Schroders. He has been an employee of Schroders since 1998.
Schroder Strategic Bond Fund	Lisa Coleman, CFA	Global Head of Credit Strategies	July, 2006	Ms. Coleman is Global Head of Credit Strategies and is an Executive Director of Schroders. She has been an employee of Schroders since 2000.
Schroder Strategic Bond Fund	Nicholas Gartside, CFA	Portfolio Manager	June, 2007	Mr. Gartside is a Global Government Bond Portfolio Manager. Formerly, Euro government bond portfolio manager from 2002 to 2006.
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund	David Baldt, CFA	Portfolio Manager	Inception (December 2003) for each Fund	Mr. Baldt is the Head of Municipal Bonds of Schroders. He has been an employee of Schroders since fall 2003. Formerly, Managing Director of Deutsche Asset Management (formerly Morgan Grenfell).

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund	Susan Beck	Portfolio Manager	Inception (December 2003) for each Fund	Ms. Beck is Fund Manager, Fixed Income of Schroders. She has been an employee of Schroders since fall 2003. Formerly, a Vice President and Portfolio Manager of Deutsche Asset Management (formerly Morgan Grenfell).
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund	Ted Manges	Portfolio Manager	Inception (December 2003) for each Fund	Mr. Manges is Fund Manager, Fixed Income of Schroders. He has been an employee of Schroders since fall 2003. Formerly, Vice President of Deutsche Asset Management from 1999 to 2003, and Manager of Trading and Sales, Commerce Capital Markets from 1995 to1999.
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund	Whitney Sweeney	Portfolio Manager	2006	Ms. Sweeney is a Product Manager of US Tax Exempt Fixed Income of Schroders. She has been an employee of Schroders since June 2006. Formerly, an Assistant Vice President with Bank of America (1997 to 2001, 2005 to June 2006).
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund	Ryan Haynes	Portfolio Management Assistant	2008	Mr. Haynes is a Fund Manager, Fixed Income of Schroders. He has been an employee of Schroders since 2003. Formerly, an investment assistant at Wilmington Trust from 2001 to 2003.

HOW THE FUNDS’ SHARES ARE PRICED

Each Fund calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of Advisor Shares outstanding. Each Fund values its Advisor Shares as of the close of trading on the New York Stock Exchange (the ‘‘Exchange’’)

(normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trusts expect that days, other than weekend days, when the Exchange will not be open are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Schroders, most nearly represent the market values of such securities. Securities for which market values are not readily available, or for which the Funds’ adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly traded securities, initial public offerings, or when there is a particular event that may affect the value of a security), are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees. Certain securities, such as various types of options (as described further below), are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment. Reliable market quotations are not considered to be readily available for many bonds (excluding U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments (‘‘high yield debt’’) and emerging market debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders believes another valuation is more appropriate.

Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are generally valued at the most recently reported mid-market price. Credit default and interest rate swaps are valued at the estimate of the mid-market price, together with other supporting information. Options on indices or ETF shares are valued at the closing mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, interest rates, and currency exchange rates.

Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the price of the Fund’s shares is not calculated. The price of the Fund’s shares will reflect any such changes when the price of the Fund’s shares is next calculated, which is the next day the Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund’s investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Schroders’ Fair Value Committee pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees. The net asset value of a Fund’s Investor Shares may differ from that of its Advisor Shares due to differences in the expenses of Investor Shares and Advisor Shares.

HOW TO BUY SHARES

You may purchase Advisor Shares of each Fund directly from the applicable Trust (through Schroder Fund Advisors Inc. (‘‘SFA’’), the distributor of the Trusts’ shares) or through the Fund’s transfer agent, Boston Financial Data Services, Inc. (‘‘BFDS’’), or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a ‘‘Service Organization’’) having an arrangement with SFA. If you do not have a Service Organization, SFA can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the applicable Trust, and may charge you separately for its services.

The purchase, redemption and exchange policies and fees charged by such Service Organizations may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees in addition to any fees charged by the Fund, and may set different minimums or limitations on buying, exchanging, or redeeming Advisor Shares. Please consult a representative of your Service Organization for further information.

If the Advisor Shares you purchase will be held in your own name (rather than the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application and payment by check or wire as described below. Account Applications for Advisor Shares may be obtained from BFDS, at the address provided below under ‘‘Purchases by Check,’’ from your Service Organization, or by calling the Schroder Mutual Funds at (800) 464-3108 (from outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative). Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Each Fund sells its Advisor Shares at their net asset value next determined after the applicable Fund, its transfer agent, BFDS, or another authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the Funds’ transfer agent or the Fund). In order for you to receive a Fund’s next determined net asset value, the Fund, BFDS, the Service Organization, or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally 4:00 p.m., Eastern Time). Each Trust reserves the right to reject any order to purchase Advisor Shares of any of its Funds. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

Certain brokers or other financial institutions may accept purchase orders for Advisor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution’s authorized designee, receives the order. Agreements between such brokers or financial institutions and SFA, the Trusts’ distributor, provide that these orders will be priced at the Fund’s net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value.

The minimum investments for initial and additional purchases of Advisor Shares of a Fund are as follows:

Initial Investment	Additional Investments
$2,500	$1,000

Each Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a Fund, or such employee’s spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

Advisor Shares of the Funds are intended for purchase by investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA account and purchasing through an investment intermediary. Investor Shares of the Funds, which have lower expenses, are offered through another prospectus and are intended for investors making a minimum initial investment of $250,000 and purchasing directly from the Fund. If you are making an investment of at least $250,000, you may want to discuss with your investment intermediary whether Investor Shares, rather than Advisor Shares, are appropriate for you.

The Funds do not issue share certificates.

Each Trust may suspend the offering of Advisor Shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

Purchases by check.    You may purchase Advisor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase Advisor Shares of two or more Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL Schroder Mutual Funds P.O. Box 8507 Boston, MA 02266	OVERNIGHT OR EXPRESS MAIL Boston Financial Data Services, Inc. Attn: Schroder Mutual Funds 30 Dan Road Canton, MA 02021

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire.   If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Once you have an account number, you may purchase Advisor Shares through your Service Organization or directly from the Fund by calling BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

State Street Bank and Trust Company

225 Franklin Street
Boston, Massachusetts 02110
ABA No.: 011000028
Attn: Schroder Mutual Funds
DDA No.: 9904-650-0
FBO: Account Registration
A/C: Mutual Fund Account Number
         Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic Purchases.   If you purchase Advisor Shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Advisor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108. If you purchase Advisor Shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your Service Organization for details.

Purchases in kind.   Investors may purchase Advisor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Advisor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund’s gain for tax purposes would be calculated with regard to the investor’s tax basis), and in such cases the Fund’s holding period in those securities would include the investor’s holding period. Any gain on the sale of securities received in exchange for Advisor Shares of the Fund would be subject to distribution as capital gain to all of the Fund’s shareholders. (In some circumstances, receipt of securities from an investor in exchange for Advisor Shares of the Fund may be a taxable transaction to the investor, in which case the Fund’s tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds’ portfolio securities as of the time of the next determination of a Fund’s net asset value. Although the Funds seek to determine the fair value of securities contributed to a Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone BFDS at (800) 464-3108, their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates.   SFA, Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. See ‘‘Payments to Financial Intermediaries.’’ If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

HOW TO SELL SHARES

When you may redeem.   You may sell your Advisor Shares back to a Fund on any day the Exchange is open either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the shares through that Service Organization. The Service Organization may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. Redemption requests received in good order by Schroder Mutual Funds, BFDS, your Service Organization or another authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor’s account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. Each Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

If you redeem shares through your Service Organization, your Service Organization is responsible for ensuring that BFDS receives your redemption request in proper form. If your Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service Organization’s or your own complete wiring instructions. Your Service Organization may charge you separately for this service.

Certain brokers or other financial institutions may accept redemption orders for Advisor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution’s authorized designee, receives the order. Agreements between such brokers or financial institutions and SFA, the Trusts’ distributor, provide that these orders will be priced at the Fund’s net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value.

Each Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Each Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, each Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Advisor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees a Fund charges.

Involuntary redemptions.   If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the Trustees (presently $2,000), a Trust may choose to redeem your Advisor Shares in the Funds and pay you for them. You will receive at least 30 days’ written notice before the Trust redeems your Advisor Shares, and you may purchase additional Advisor Shares at any time to avoid a redemption. Each Trust may also redeem Advisor Shares if you own shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension.   Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the Exchange is restricted, as determined by the Securities and Exchange Commission (‘‘SEC’’), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of a Fund’s net asset value not reasonably practicable.

Redemptions in kind.   The Trusts do not expect to redeem Advisor Shares in kind under normal circumstances. If a Trust redeems your Advisor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds (Delaware) has agreed to redeem Advisor Shares of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets attributable to Advisor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Schroder Capital Funds (Delaware) may pay any redemption proceeds exceeding this amount for any of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. Schroder Global Series Trust and Schroder Series Trust may pay redemption proceeds in any amount with respect to Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, or Schroder Short-Term Municipal Bond Fund in whole or in part by a distribution in kind of liquid securities held by the applicable Fund in lieu of cash.

General.   If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your Schroders client representative or your financial intermediary. Each Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

Redemption fee.   Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund each imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by a Fund in connection with short-term trading by investors in its shares.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The Funds permit exceptions to the redemption fee policy for the following transactions:

–	to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (‘‘wrap programs’’) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly, or, if more frequent, was the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

–	to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

–	to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans:

–	where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, and loan repayments);

–	redemptions made in connection with taking out a loan from the plan;

–	redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders;

–	redemptions made as part of a systematic withdrawal plan;

–	redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan;

–	redemptions made in connection with a participant’s termination of employment; and

–	redemptions made as part of a periodic rebalancing under an asset allocation model.

–	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in a Fund;

–	redemptions of shares acquired through the reinvestment of dividends or distributions paid by a Fund;

–	redemptions and exchanges effected by other mutual funds (e.g., funds of funds) that are sponsored by Schroders or its affiliates;

–	to the extent a Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974 for certain 401(k) plans; and

–	otherwise as the officers of Schroders or the applicable Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Funds.

The application of the redemption fee and exceptions may vary among intermediaries, and certain intermediaries may not apply the exceptions listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

EXCHANGES

You can exchange your Advisor Shares of a Fund for Advisor Shares of other funds in the Schroder family of funds offered in this Prospectus at any time at their respective net asset values. An exchange of shares of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund may be subject to a redemption fee of 2.00% as described above under ‘‘Redemption Fee’’ (such that the exchange would be made at net asset value minus any redemption fee). The Trusts would treat the exchange as a sale of your Advisor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange Advisor Shares, please call (800) 464-3108. (From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

ADDITIONAL INFORMATION ABOUT ADVISOR SHARES; DISTRIBUTION PLANS

Each Trust sells Advisor Shares of the Fund at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund. You also receive the full value of your Advisor Shares when you sell them back to the Fund, without any deferred sales charge.

Distribution plans.   Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Distribution Plan, a Fund may make payments at an annual rate of up to 0.25% (0.35% for Schroder North American Equity Fund) of the average daily net assets attributable to its Advisor Shares to compensate the distributor for distribution services and certain shareholder services with respect to the Fund’s Advisor Shares.

Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of a Fund and may cost you more than paying other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund each declare dividends from net investment income daily and distribute these dividends monthly. Schroder Strategic Bond Fund declares dividends from net investment income and distributes these dividends quarterly. Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and

Schroder U.S. Small and Mid Cap Opportunities Fund each declare dividends from net investment income and distribute these dividends annually. All Funds distribute any net realized capital gain at least annually. All Funds make distributions from net capital gain after applying any available capital loss carryovers.

Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

You can choose from four distribution options:

–	Reinvest all distributions in additional Advisor Shares of your Fund;

–	Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Advisor Shares of your Fund;

–	For each Fund except Schroder North American Equity Fund, receive distributions from net investment income in additional Advisor Shares of your Fund while receiving capital gain distributions in cash; or

–	Receive all distributions in cash.

You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Advisor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

If correspondence to a shareholder’s address of record is returned, then, unless BFDS determines the shareholder’s new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder’s account at then-current net asset value.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemptions of the Fund’s shares to the extent Schroders believes that such trading is harmful to a Fund’s shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in question is engaged in ‘‘market timing activities’’ or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Boards of Trustees of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund have established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See ‘‘How to Sell Shares – Redemption Fee’’ for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. Each Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trusts’ ‘‘market timing’’ policies. Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

PAYMENTS TO FINANCIAL INTERMEDIARIES

SFA, the Funds’ distributor, Schroders, or any of their affiliates, may, from time to time, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders. For Advisor Shares, these payments may be in addition to payments made with 12b-1 fees or sales loads. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients’ shares of the Funds in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by SFA, Schroders, or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by SFA, Schroders, or their affiliates to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate ranging up to 0.40% (0.00% to 0.40%) of the value of the financial intermediary’s clients’ investments in the Funds.

SFA or its affiliates, at their own expense and out of their own assets, also may provide other compensation to financial intermediaries in connection with conferences, sales, or training programs for employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (‘‘FINRA’’).

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. A financial intermediary could also have an incentive to recommend a particular Fund or share class. Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary and his or her firm by SFA and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

TAXES

Taxes on dividends and distributions.   For federal income tax purposes, distributions of investment income are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less and gains on the sale of bonds characterized as a market discount sale will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from ‘‘qualified dividend income’’ will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

For Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund, distributions designated as ‘‘exempt-interest dividends’’ will generally not be subject to federal income tax. Gains realized by a Fund on the sale or exchange of investments the income from which is tax-exempt will be taxable to shareholders. Shareholders of the Funds who receive social security or railroad retirement benefits should consult their tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. In addition, an investment in the Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

A Fund’s investment in certain debt obligations and derivative contracts may cause the Fund to recognize taxable income in excess of the cash generated by such obligations or contracts. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a ‘‘U.S. person’’ within the meaning of the Code (a ‘‘foreign person’’), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. Legislation to extend this provision one year was proposed in 2007 and is still pending; whether it will be enacted is unclear.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

Taxes when you sell, redeem or exchange your shares.   Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

Foreign taxes.   A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s return on those securities would be decreased. Shareholders of Schroders Funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.

Derivatives.   A Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Consult your tax advisor about other possible tax consequences.   This is a summary of certain U.S. federal income tax consequences of investing in the Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the Funds’ SAI for a description of the Funds’ policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund’s portfolio securities positions, and under which circumstances.

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you understand the financial performance of each of the Funds for the past five years or, if more recent, since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Advisor Shares of a Fund, assuming reinvestment of all dividends and distributions.

For all periods through the fiscal year ended October 31, 2007, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accountant to the Funds. The audited financial statements for the Funds and the related independent registered public accountant’s report are contained in the Funds’ combined Annual Report and are incorporated by reference into the Funds’ SAI. Copies of the Annual Report may be obtained without charge by writing the Funds at P.O. Box 8507, Boston, Massachusetts 02266, or by calling (800) 464-3108. The Funds’ Annual Report is also available on the following website: www.schroderfunds.com.

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding
Through the Period Ended October 31

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain	Distributions from Return of Capital
Emerging Market Equity Fund
2007	$10.53	$0.02		$7.34	$7.36	$(0.03)	$—	$—
2006(b)	10.00	0.04		0.49	0.53	—	—	—
International Alpha Fund
2007	$10.64	$0.07	(1)	$2.77 †	$2.84	$(0.08)	$—	$—
2006(c)	10.23	—	(h)	0.41 †	0.41	—	—	—
International Diversified Value Fund
2007	$10.53	$0.43		$2.83 †	$3.26	$(0.11)	$(0.06)	$—
2006(d)	10.00	0.04		0.49	0.53	—	—	—
North American Equity Fund
2007	$12.61	$0.19		$1.56	$1.75	$(0.25)	$(0.63)	$—
2006(b)	11.84	0.22		0.55	0.77	—	—	—
U.S. Opportunities Fund
2007	$23.04	$(0.04	)(1)	$4.30 ††	$4.26	$—	$(1.98)	$—
2006(c)	22.21	—	(h)	0.83	0.83	—	—	—
U.S. Small and Mid Cap Opportunities Fund
2007	$10.23	$(0.05	)(2)	$2.35 †	$2.30	$—	$—	$—
2006(b)	10.00	—	(h)	0.23	0.23	—	—	$—
Strategic Bond Fund
2007	$10.04	$0.39	(1)	$— (h)	$0.39	$(0.38)	$—	$—
2006(f)	10.00	0.10		0.01	0.11	(0.07)	—	—
Total Return Fixed Income Fund
2007	$9.82	$0.47		$(0.04)	$0.43	$(0.46)	$—	$—
2006	9.85	0.44		—	0.44	(0.45)	(0.02)	—
2005(e)	10.00	0.28		(0.15)	0.13	(0.28)	—	—
Municipal Bond Fund
2007	$10.10	$0.38		$(0.16)	$0.22	$(0.38)	$—	$—
2006	9.97	0.37		0.13	0.50	(0.37)	—	—
2005	10.11	0.34		(0.14)	0.20	(0.34)	—	—
2004(g)	10.00	0.21		0.11	0.32	(0.21)	—	—
Short-Term Municipal Bond Fund
2007	$9.96	$0.36		$(0.09)	$0.27	$(0.36)	$—	$—
2006	9.92	0.32		0.04	0.36	(0.32)	—	—
2005	9.97	0.27		(0.05)	0.22	(0.27)	—	—
2004(g)	10.00	0.13		(0.03)	0.10	(0.13)	—	—

Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers, Reimburse- ments and excluding Offsets)		Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$(0.03)	$17.86	70.09%	$2,594	2.00%		2.95%	0.08%	107%
—	10.53	5.30	1,053	2.12	*	5.10	0.71	49

$(0.08)	$13.40	26.92%	$28,308	1.50%		1.77%	0.60%	112%
—	10.64	4.01	21,481	1.50		2.43	(0.03)	76

$(0.17)	$13.62	31.31%	$1,660	1.50%		4.12%	2.76%	58%
—	10.53	5.30	1,053	1.50		8.86	2.05	7

$(0.88)	$13.48	14.66%	$133	0.68%		0.68%	1.41%	38%
—	12.61	6.50	107	0.68		0.68	1.17	51

$(1.98)	$25.32	19.76%	$5,910	1.50%		1.50%	(0.17)%	77%
—	23.04	3.74	667	1.68		1.68	(0.31)	101

$ —	$12.53	22.48%	$1,420	1.65%		3.37%	(0.45)%	93%
—	10.23	2.30	512	1.79	**	6.89	(0.33)	46

$(0.38)	$10.05	3.98%	$2,299	1.40%		2.15%	3.89%	725%
(0.07)	10.04	1.12	1,012	1.48	***	4.92	3.31	321

$(0.46)	$9.79	4.53%	$852	0.65%		1.48%	4.73%	464%
(0.47)	9.82	4.56	1,060	0.65		2.37	4.59	295
(0.28)	9.85	1.30	1,013	0.65		3.30	3.35	571

$(0.38)	$9.94	2.19%	$18,162	0.80%		0.88%	3.83%	6%
(0.37)	10.10	5.10	14,797	0.80		1.01	3.79	15
(0.34)	9.97	1.99	8,375	0.80		1.18	3.52	27
(0.21)	10.11	3.21	1,888	0.81	****	1.64	2.49	46

$(0.36)	$9.87	2.70%	$10,924	0.80%		0.92%	3.69%	21%
(0.32)	9.96	3.71	3,735	0.80		1.01	3.29	24
(0.27)	9.92	2.21	3,112	0.80		1.10	2.80	36
(0.13)	9.97	1.05	1,320	0.81	****	1.44	1.68	17

* Had custody offsets been included the ratio would have been 2.00%.

** Had custody offsets been included the ratio would have been 1.64%.

*** Had custody offsets been included the ratio would have been 1.40%

**** Had custody offsets been included the ratio would have been 0.80%

† Includes redemption fees. Amount less than $0.01 per share.

†† Includes redemption fees of $0.01 per share.

(1) Per share net investment income (loss) calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c) Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(d) Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(e) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(f) Commenced operations on June 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(g) Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(h) Amount was less than $0.01 per share.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

INVESTMENT MANAGER
Schroder Investment Management North America Inc.
875 Third Avenue
New York, New York 10022

INVESTMENT SUB-ADVISER
SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND,
AND SCHRODER STRATEGIC BOND FUND
Schroder Investment Management North America Limited
31 Gresham Street
London EC2V 7QA

ADMINISTRATOR
SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER INTERNATIONAL
DIVERSIFIED VALUE FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, SCHRODER STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

ADMINISTRATOR
SCHRODER NORTH AMERICAN EQUITY FUND
Schroder Fund Advisors, Inc.
875 Third Avenue
New York, New York 10022

SUB-ADMINISTRATOR
SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH AMERICAN EQUITY FUND, AND SCHRODER U.S. OPPORTUNITIES FUND
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

CUSTODIAN
J.P. Morgan Chase Bank
270 Park Avenue
New York, New York 10017

DISTRIBUTOR
Schroder Fund Advisors Inc.
875 Third Avenue
New York, New York 10022

TRANSFER AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

COUNSEL
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Alpha Fund
Schroder U.S. Opportunities Fund

SCHRODER SERIES TRUST
Schroder Emerging Market Equity Fund
Schroder International Diversified Value Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder Strategic Bond Fund
Schroder Total Return Fixed Income Fund
Schroder Municipal Bond Fund
Schroder Short-Term Municipal Bond Fund

SCHRODER GLOBAL SERIES TRUST
Schroder North American Equity Fund

The Funds have a Statement of Additional Information (‘‘SAI’’) and annual report to shareholders which contain additional information about the Funds. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The SAI and the financial statements included in the Funds’ most recent annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds. The Funds’ SAI and annual report are also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission’s Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trusts’ file number under the Investment Company Act, which are: Schroder Capital Funds (Delaware): 811-1911; Schroder Series Trust: 811-7840; and Schroder Global Series Trust: 811-21364.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-1911 – Schroder Capital Funds (Delaware)
File No. 811-7840 – Schroder Series Trust
File No. 811-21364 – Schroder Global Series Trust

PRO-ADVISOR
49776

SCHRODER CAPITAL FUNDS (DELAWARE)

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

Schroder Emerging Market Equity Fund

Schroder International Alpha Fund

Schroder International Diversified Value Fund

Schroder North American Equity Fund

Schroder U.S. Opportunities Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Strategic Bond Fund

Schroder Total Return Fixed Income Fund

Schroder Municipal Bond Fund

Schroder Short-Term Municipal Bond Fund

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2008 (as revised March 7, 2008)

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when accompanied or preceded by a prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds’ Investor Shares and Advisor Shares. Investor Shares and Advisor Shares are offered through separate Prospectuses, each dated March 1, 2008, as amended or supplemented from time to time (each, a “Prospectus,” and together, the “Prospectuses”). This SAI contains information which may be useful to investors but which is not included in the Prospectuses. Investors may obtain free copies of the Prospectuses by calling the Funds at (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.

Certain disclosure has been incorporated by reference into this SAI from the Trusts’ most recent annual report. For a free copy of the annual report, please call (800) 464-3108.

Table of Contents

TRUST HISTORIES	1
FUND CLASSIFICATION	1
CAPITALIZATION AND SHARE CLASSES	2
ADDITIONAL INFORMATION CONCERNING THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES	2
NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS	27
INVESTMENT RESTRICTIONS	30
DISCLOSURE OF PORTFOLIO HOLDINGS	34
MANAGEMENT OF THE TRUSTS	36
SCHRODERS AND ITS AFFILIATES	43
PORTFOLIO MANAGERS	43
MANAGEMENT CONTRACTS/INVESTMENT ADVISORY AGREEMENTS	50
ADMINISTRATIVE SERVICES	54
DISTRIBUTOR	56
BROKERAGE ALLOCATION AND OTHER PRACTICES	57
DETERMINATION OF NET ASSET VALUE	59
REDEMPTION OF SHARES	61
ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	62
TAXES	62
PRINCIPAL HOLDERS OF SECURITIES	68
CUSTODIAN	68
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	68
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
CODE OF ETHICS	68
PROXY VOTING POLICIES AND PROCEDURES	69
LEGAL COUNSEL	69
SHAREHOLDER LIABILITY	69
FINANCIAL STATEMENTS	69
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORIES

This Statement of Additional Information (“SAI”) describes eleven mutual funds (each, a “Fund” and collectively, the “Funds”) offered by Schroder Capital Funds (Delaware), Schroder Series Trust or Schroder Global Series Trust (each, a “Trust” and collectively, the “Trusts”).

Schroder Capital Funds (Delaware) was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. Schroder Capital Funds (Delaware) is governed by a Trust Instrument (the “Trust Instrument”) and under Delaware law. Schroder Capital Funds (Delaware) currently comprises two publicly offered series, Schroder International Alpha Fund and Schroder U.S. Opportunities Fund.

Schroder Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust’s Agreement and Declaration of Trust (as amended, the “Schroder Series Trust Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder Series Trust currently comprises nine publicly offered series, of which eight series, Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund, are described in this SAI.

Schroder Global Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 27, 2003. The Trust’s Amended and Restated Agreement and Declaration of Trust (as amended, the “Schroder Global Series Trust Declaration of Trust” and, collectively with the Schroder Series Trust Declaration of Trust, the “Declarations of Trust”), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder North American Equity Fund is the only series of shares currently comprising the Trust.

Schroder Investment Management North America Inc. (“Schroders”) serves as investment manager to the Funds. Schroder Investment Management North America Limited (“SIMNA Ltd.”) serves as investment sub-adviser to Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder Strategic Bond Fund.

FUND CLASSIFICATION

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”). Each Fund other than Schroder Strategic Bond Fund is a “diversified” investment company under the Investment Company Act. For a diversified investment company, this means that with respect to 75% of the Fund’s total assets (i) that Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of that Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies) or (ii) that Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). No diversified fund is subject to this limitation with respect to the remaining 25% of its total assets. Schroder Strategic Bond Fund is a “non-diversified” investment company under the Investment Company Act, and therefore, may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer’s securities declines.

These policies may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund.

CAPITALIZATION AND SHARE CLASSES

Each Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of each of the Funds described in this SAI are currently divided into two classes, Investor Shares and Advisor Shares. Each class of shares is offered through a separate Prospectus. Unlike Investor Shares, Advisor Shares are currently subject to distribution fees, so that the performance of a Fund’s Investor Shares will normally be more favorable than that of a Fund’s Advisor Shares over the same time period. Generally, expenses and liabilities particular to a class of a Fund, such as distribution fees applicable only to Advisor Shares, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class. A Fund may suspend the sale of shares at any time.

Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund of each of the Trusts or class of shares on matters affecting a particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trusts are not required to hold annual meetings of their shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in each Trust’s Declaration of Trust or Trust Instrument, as applicable. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by each Trust as approved by the Trustees of that Trust, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares. Because Investor and Advisor Shares are subject to different expenses, a Fund’s dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Funds’ principal investment strategies and the principal risks of the Funds described in the Prospectuses. Because the following is a combined description of investment strategies and risks for the Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by a Fund’s investment restrictions as set forth in the Prospectuses or under “Investment Restrictions” in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

Equity Securities. A Fund may primarily invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in a Fund may at times decrease instead of increase.

A Fund’s investments may include securities traded “over-the-counter” as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. A Fund may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. Therefore, to the extent a Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be “cumulative” or “non-cumulative.” “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer’s common stock. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend that exceeds the stated dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

A company’s preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights of holders of the company’s bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

Certain Derivative Instruments. Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under “Investment Restrictions” below and in the Prospectuses, a Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, forward transactions and swap transactions. A Fund may engage in derivative transactions involving foreign currencies. See “Foreign Currency Transactions.” Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The counterparties to the Funds’ derivatives transactions may not be considered the issuers of securities for certain purposes of the 1940 Act and the Code. The Funds’ adviser will monitor the Funds’ credit risk exposure to derivative counterparties to prevent excess concentration to any one counterparty.

A Fund may use these “derivatives” strategies for hedging purposes or, to the extent permitted by applicable law, to increase its current return. A Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, a Fund may seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in the Prospectuses and in this SAI.

Options. A Fund may purchase and sell put and call options on its portfolio securities to protect against changes in market prices and for other purposes.

Call options. A Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited.

In return for the premium received when it writes a call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, are able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if in Schroders’ opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with a Fund’s investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds’ ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a “regulated investment company” (a “RIC”) under the United States Internal Revenue Code of 1986, as amended (the “Code”), may also restrict a Trust’s use of options.

Futures Contracts. To the extent permitted under “Investment Restrictions” below and in the Prospectuses and by applicable law, a Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when that Fund enters into or terminates a futures contract, that Fund may realize a gain or loss.

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities — assuming a “long” position — the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities — assuming a “short” position — it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Funds’ Valuation Committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the Valuation Committee.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders’ judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainty with respect to the effective rate of return on portfolio securities. A Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures on securities. This would be done, for example, when a Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

A Fund may also use futures to adjust the duration of its fixed income portfolio and otherwise to manage (increase or decrease) its exposure to interest rate risk.

Successful use by a Fund of futures contracts on securities is subject to Schroders’ ability to predict correctly movements in the direction of the security’s price and factors affecting markets for securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. See “Margin Payments” below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, a Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Fund’s investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders’ judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, a Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices. See “Warrants to Purchase Securities” below.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund’s securities which are the subject of a hedge. Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroders’ ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund’s ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A Fund’s ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivative transactions entered into by the Fund. As open-end investment companies, registered with the U.S. Securities and Exchange Commission (“SEC”), the Trusts are subject to federal securities laws, including the Investment Company Act, related rules and various SEC and SEC Staff positions. In accordance with these positions, with respect to certain kinds of derivatives, each Trust must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Trust must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Trust is permitted to set aside liquid assets in an amount equal to a Trust’s daily marked-to-market (net) obligation (i.e., a Trust’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures a Trust will have the ability to employ leverage to a greater extent than if a Trust were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. Each Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its Staff.
Foreign Securities. A Fund may invest in securities principally traded in foreign markets. A Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

Emerging Markets Securities. A Fund may invest in securities of companies determined by Schroders to be “emerging market” issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Currency Transactions. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both “transaction hedging” and “position hedging.”

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroders’ opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Convertible Securities. A Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to that Fund.

Warrants to Purchase Securities. A Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may also invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Real Estate Investment Trusts. A Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from registration under the 1940 Act.

Investments in Pooled Vehicles. A Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds (“ETFs”)), and trusts. A Fund also may invest in other private investment funds, vehicles, or structures. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle, and, in general, subjects it to a pro rata portion of the other pooled vehicle’s fees and expenses. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Depositary Receipts. A Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”) if issues of these Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. A Fund may enter into forward currency contracts and purchase currencies on a spot basis to reduce currency risk; however, currency hedging involves costs and may not be effective in all cases.

Swap Agreements. A Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

A Fund may also enter into “credit default” swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolios or otherwise in connection with transactions intended to reduce one or more risks in the Fund’s portfolio, or otherwise to increase the Fund’s investment return. In addition, a Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Fund’s investment return.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which they enter into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Hybrid Instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a Depositary instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Private Placements and Restricted Securities. A Fund may invest in securities that are purchased in private placements. While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also, market quotations are less readily available. The judgment of Schroders may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The Staff of SEC currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Schroders. If no qualified institutional buyers are interested in purchasing the securities, then a Fund may not be able to sell such securities. In the event that the Trustees, or persons designated by the Trustees, determine that a security is “readily marketable” pursuant to these procedures, and a Fund is not able to sell such security at the price that such persons anticipate, then the Fund’s net asset value will decrease.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels—rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be highly volatile and some inverse floaters may be “leveraged,” resulting in increased risk and potential volatility. A Fund may use inverse floaters for hedging or investment purposes. Use of inverse floaters other than for hedging purposes may be considered speculative.

Over-the-Counter Securities. The Fund’s investments may include securities traded “over-the-counter” as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions. As described below under “Determination of Net Asset Value,” unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Market quotations may not be readily available for all over-the-counter securities. If the Fund is not able to sell such securities at a price at which the Fund has valued the securities for purposes of calculating its net asset value, the Fund’s net asset value will decrease. The Fund may invest in over-the-counter securities as a non-principal investment strategy when the Fund’s sub-adviser believes that such securities offer potential for long-term capital growth.

When-Issued Securities. A Fund may from time to time purchase securities on a “when-issued” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to that Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, the Fund may intend actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund’s net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Securities. Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trusts and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Fixed Income Securities. In periods of declining interest rates, the yield (income from portfolio investments) of a Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in a Fund’s portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. A Fund may purchase fixed income securities issued by companies of any market capitalization, including small and micro cap companies. Such investments may involve greater risk than is usually associated with larger, more established companies.

Lower-rated Securities. A Fund may invest up in lower-rated fixed-income securities (commonly known as “junk bonds”). A Fund may invest in securities that are in default, and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally a Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Service (“Standard & Poor’s), or Fitch Investors Service, Inc. (“Fitch”)) has rated the securities CC- (or the equivalent) or better, or the Fund’s adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s assets. Conversely, during periods of rising interest rates, the value of a Fund’s assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Schroders will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a portion of a Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by Schroders or its affiliates, holds all or a major portion. Although Schroders generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. In the case of tax-exempt funds, any income derived from a Fund’s ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund’s intention to qualify as a RIC under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A Fund may invest in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount for their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on Schroders’ investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Mortgage Related and Asset-backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return its adviser expected.

The types of mortgages underlying securities held by the Funds may differ and may be affected differently by market factors. For example, a Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

If the Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

CMOs and CMO residuals may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs and CMO residuals may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs and CMO residuals represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

In the case of CMO residuals, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See below with respect to stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed illiquid.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for mortgage-backed securities, particularly stripped mortgage-backed securities, or those comprised of subprime mortgages (mortgages rated below A, or its equivalent, by Standard & Poor’s, Moody’s or Fitch) may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Loan Participations and Other Floating Rate Loans. A Fund may invest in “loan participations.” By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which a Fund will invest, however, Schroders will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders’ analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the a Fund may invest are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on Schroders’, and the original lending institution’s, credit analysis of the borrower. Investments in loan participations may be of any quality, including “distressed” loans, and will be subject to a Fund’s credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, a Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. A Fund assumes the position of a co-lender with other syndicate members. As an alternative, a Fund may purchase an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. A Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. A Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

A Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the Fund such payments and to enforce the Fund’s rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by a Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the Fund may also involve loans made in foreign currencies. A Fund’s investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the a Fund’s portfolio. Possession of such information may in some instances occur despite Schroders’ efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders’ ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Schroders’ ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in a Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, Schroders may owe conflicting fiduciary duties to the Fund and other client accounts. Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders’ client accounts collectively held only a single category of the issuer’s securities.

Forward Commitments. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Floating Rate and Variable Rate Demand Notes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Percent of LIBOR Notes. A Percent of LIBOR Note (“PLN”) is a debt security with a variable coupon based on the London Interbank Offered Rate (“LIBOR”), which is a money market reference rate. PLNs consist of a certain percentage (e.g. 67%) of the current LIBOR plus a credit spread, with the portion based on LIBOR resetting each calendar quarter as this reference rate changes. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a PLN is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a PLN may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or the market’s perception thereof. Because the market for PLNs is relatively new and still developing, the Fund’s ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular note or at any particular time, and so the Fund may not be able to close a position in PLNs when it is advantageous to do so.

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of “private activity” bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal bonds in which it holds such participation interests is exempt from federal income tax.

Stand-by commitments. When a Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration. It is not expected that a Fund will assign any value to stand-by commitments.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but Schroders will consider such an event in its determination of whether a Fund should continue to hold an investment in its portfolio.

“Moral obligation” bonds. The Funds do not currently intend to invest in so-called “moral obligation” bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by a Fund.

Municipal leases. A Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future. If it appeared that the availability of municipal bonds for investment by a Fund and the value of the Fund’s portfolio could be materially affected by such changes in law, the Trustees would reevaluate its investment objective and policies and consider changes in the structure of the Fund or its dissolution.

In addition, a pending Supreme Court decision concerning the constitutionality of state-specific tax preferences for municipal bonds could adversely affect the value of some or all of the bonds in a Fund’s portfolio.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

Short Sales. To the extent permitted under “Investment Restrictions” below and in the Prospectuses, a Fund may seek to hedge investments or realize additional gains through short sales.

Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

At any time that a Fund has sold a security short, it will maintain liquid securities, in a segregated account with its custodian, in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the value at the time of securities sold short.

Loans of Fund Portfolio Securities. A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund’s portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. While a Fund may loan portfolio securities with an aggregate market value of up to one third of the Fund’s total assets at any time, entering into securities loans is not a principal strategy of any Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Funds. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroders considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

Repurchase Agreements. A Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is each of the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other investment grade short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

Temporary Defensive Strategies. As described in the Prospectuses, Schroders may at times judge that conditions in the securities markets make pursuing a Fund’s basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund’s assets. In implementing these “defensive” strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and a Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that a Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

Schroder Emerging Market Equity Fund

Schroder International Diversified Value Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Strategic Bond Fund

Schroder Total Return Fixed Income Fund

Schroder Municipal Bond Fund

Schroder Short – Term Municipal Bond Fund

As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of that Fund, each of these Funds may not:

1. Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

2. Borrow money, except to the extent permitted by applicable law from time to time, and for purposes of each of the Funds except Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund, purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets.

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff.

3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

4. With respect to each of these Funds other than Schroder Strategic Bond Fund, as to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

Note: Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

5. With respect to Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund, purchase any security (other than securities of the U.S. Government, its agencies or instrumentalities or municipal bonds backed by any of the assets and revenues of non-governmental issuers) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry.

6. With respect to Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund and Schroder Total Return Fixed Income Fund, purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry.

7. Make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities.

8(a). With respect to Schroder Total Return Fixed Income Fund, purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities.

8(b). With respect to each of the other Funds, purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI from time to time.

9. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

Schroder International Alpha Fund

Schroder North American Equity Fund

As fundamental investment policies, which may only be changed with approval of the holders of a majority of the outstanding voting securities of the Fund, each of these Funds may not:

1. As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2. As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3. Invest 25% or more of the value of its total assets in any one industry.

4. Borrow money, except to the extent permitted by applicable law.

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

5. Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

6. Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan).

7. Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

9. Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see restriction 4, above). A class of securities may be senior to the Fund’s shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

Schroder U.S. Opportunities Fund

As fundamental investment policies, which may only be changed with approval of the holders of a majority of the outstanding voting securities of the Fund, this Fund may not:

1. Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Fund’s total assets (computed immediately after the borrowing).

2. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3. Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund’s investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

7. Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see restriction 1, above). A class of securities may be senior to the Fund’s shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

8. Purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry.

Schroder Emerging Market Equity Fund

Schroder International Diversified Value Fund

Schroder North American Equity Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Strategic Bond Fund

Schroder Total Return Fixed Income Fund

Schroder Municipal Bond Fund

Schroder Short-Term Municipal Bond Fund

Non-Fundamental Policy:

1. It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

2. With respect to each of the Funds except Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund, as a matter of non-fundamental policy, each of these Funds may not purchase securities when outstanding borrowings exceed 5% of the Fund’s total assets.

3. Each of Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund, and Schroder Total Return Fixed Income Fund may, as a matter of non-fundamental policy, engage in short sales of securities as described in this SAI from time to time, although each Fund does not normally invest substantially in short sales.

4. Each Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

5. As a non-fundamental policy, the Funds will not invest in other companies for the purpose of exercising control of those companies.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth above) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if a Fund ceases to maintain the 300% asset coverage ratio described above in the respective sections regarding fundamental investment restrictions of the Funds (see the Note following restriction 4 for Schroder North American Equity Fund and the Note following restriction 2 for all other Funds, except the U.S. Opportunities Fund), it will take steps to restore that asset coverage ratio within three days thereafter (excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Schroder International Alpha Fund

Schroder U.S. Opportunities Fund

Non-Fundamental Policy:

1. It is contrary to the current policy of Schroder International Alpha Fund to invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), that are determined to be liquid by Schroders pursuant to guidelines adopted by the Board of Trustees of the Trust. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

2. It is contrary to the current policy of Schroder International Alpha Fund to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale determined by the Fund’s investment adviser to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with rule 144A under the 1933 Act. Such securities may be determined by the Fund’s investment adviser to be liquid for purposes of compliance with the limitation on the Fund’s investment in illiquid securities.

3. It is contrary to the current policy of Schroder U.S. Opportunities Fund to invest more than 15% of its assets in securities determined by Schroders to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the 1933 Act. Such securities may be determined by Schroders to be liquid for purposes of compliance with the limitation on the Fund’s investment in illiquid securities.

4. It is contrary to the current policy of each Fund to purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets.

5. It is contrary to the current policy of each Fund to invest in other companies for the purpose of exercising control of those companies.

6. Each Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, each Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. Each Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. Each Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Funds’ semi-annual and annual reports. The Funds do not deliver their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at www.sec.gov and on the Schroders website at www.schroderfunds.com.

Policies and Procedures. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds’ portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund’s portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor SIMNA Ltd., as applicable, nor the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Funds with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders, or SIMNA Ltd., as applicable, to keep such information confidential. In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential including a duty not to trade on the non-public information, and in other cases they are subject to a duty of confidentiality under the federal securities laws to keep information disclosed to them by the relevant Fund confidential. Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting them from trading on material nonpublic information. The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except pursuant to the procedures described below. The following list describes the circumstances in which the Funds disclose their portfolio holdings to select third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility. Under Schroders’ code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties, other than in accordance with the Funds’ portfolio holdings policies and procedures. Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Funds, certain Schroders personnel and personnel of its affiliates, SIMNA Ltd., Schroder Investment Management Limited and Schroder Fund Advisors Inc. that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Employees of SIMNA Ltd., Schroder Investment Management Limited and Schroder Fund Advisors Inc. with access to portfolio holdings information are provided with training on each of the Trust’s policies and procedures regarding disclosure of portfolio holdings information. Training is provided by the Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc’s global compliance department located in London. Each Trust’s Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to each of the Fund’s administrator or sub-administrator, as applicable. The administrator or sub-administrator, as applicable, of each of the Funds except Schroder North American Equity Fund, is SEI Investments Global Funds Services (“SEI”). The administrator of Schroder North American Equity Fund is Schroder Fund Advisors Inc. PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Funds’ audit. Schroders utilizes the services of Institutional Shareholder Services (“ISS”) to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the funds for which it provides services.

Ranking/Rating Agencies. Ranking and rating agencies, such as Morningstar, Lipper, Thomson and Bloomberg, receive the Funds’ full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

Other Third Parties. Any additions to the list of persons eligible to receive portfolio holdings information requires approval by the President and Chief Compliance Officer of the relevant Fund. Such disclosure may only be made where the President and Chief Compliance Officer of the relevant Fund have determined that: (i) the Fund has a legitimate business purpose for the disclosure; (ii) the disclosure is in the best interests of the Fund and its shareholders; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Funds’ President and Chief Compliance Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. In making such determinations, the President and Chief Compliance Officer of the Fund shall review, among other considerations: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; and (viii) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund. Such disclosures shall be reported to the Board of Trustees.

In general, the Schroder Funds’ policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than the Funds’ accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Funds, however, may provide holdings information that is substantially identical to holdings of the Funds that have not yet been publicly released. To the extent that there is disclosure by Schroders or SIMNA Ltd. of non-Fund portfolios, the President and Chief Compliance Officer may approve the disclosure provided they make certain determinations set forth in the Schroder Funds’ policies and procedures.

Nothing in the Schroder Funds’ policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

The Board of Trustees of each Trust reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUSTS

The Trustees of each of the Trusts are responsible for the general oversight of each of the Trust’s business. Subject to such policies as the Trustees may determine, Schroders furnishes a continuing investment program for the Funds and makes investment decisions on their behalf, except that SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser responsible for portfolio management for Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder Strategic Bond Fund. Subject to the control of the Trustees, Schroders also manages the Funds’ other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the Trusts, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

Disinterested Trustees

The following table sets forth certain information concerning Trustees of the Trusts who are not “interested persons” (as defined in the Investment Company Act) of the Trusts (each, a “Disinterested Trustee”).

Name, Age and Address of Disinterested Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Outside of Schroders Fund Complex
Peter S. Knight, 57 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 1993 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2003 (Schroder Global Series Trust)	Trustee of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust; Director, Schroder Credit Renaissance Fund, LP; Director, Schroder UK Long/Short Fund Ltd.; President, Generation Investment Management U.S. Formerly, Director, Schroder Japanese Long/Short Fund; Director, Schroder Alternative Strategies Fund; Managing Director, MetWest Financial (financial services); President, Sage Venture Partners (investing); and Partner, Wunder, Knight, Forcsey & DeVierno (law firm).	12	Medicis; PAR Pharmaceuticals; Entremed and Generation Investment Management Global Equity Fund LLP.

William L. Means, 71 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 1997 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2006 (Schroder Global Series Trust)	Trustee of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust. Retired.	12	None

James D. Vaughn, 62 875 Third Avenue, 22nd Fl. New York, New York 10022	Trustee	Indefinite since 2003 (Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust)	Trustee and Chairman of the Audit Committee of the Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust. Retired. Formerly, Managing Partner, Deloitte & Touche USA, LLP-Denver.	12	AMG National Trust Bank

Interested Trustee

The following table sets forth certain information concerning a Trustee who is an “interested person” (as defined in the Investment Company Act) of the Trusts (an “Interested Trustee”).

Name, Age and Address of Interested Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Outside of Schroders Fund Complex
Catherine A. Mazza, 48* 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite since 2006 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2003 (Schroder Global Series Trust)	Trustee and Chairman of Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust; Senior Vice President, Schroders; President and Director, Schroder Fund Advisors Inc. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust.	12	None

*	Ms. Mazza is an “interested person” (as defined in the 1940 Act) of each Trust. She is an “interested person” due to her status as an officer and employee of Schroders and its affiliates.

Officers

The following table sets forth certain information concerning the Trusts’ officers. The officers of the Trusts are employees of the Trusts’ adviser and certain of its affiliates.

Name, Age and Address of Officer	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Catherine A. Mazza, 48 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite since 2006 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2003 (Schroder Global Series Trust)

Trustee and Chairman of Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust; Head of Product Development - Americas, Schroders; Director and President, SFA. Formerly, President and Chief Executive Officer, Schroder Series Trust and Schroder Capital Funds (Delaware).

Mark A. Hemenetz, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite since May 2004

Chief Operating Officer - Americas, Schroders; Director and Chairman, SFA; President and Principal Executive Officer, Schroder Series Trust, Schroder Capital Funds (Delaware), Schroder Global Series Trust. Formerly, Executive Vice President and Director of Investment Management, Bank of New York.

Alan M. Mandel, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Chief Financial Officer	Indefinite since 1998

Head of Fund Administration, Schroders; Director, SFA; Treasurer & Principal Financial and Accounting Officer, Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.

Carin F. Muhlbaum, 45 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998

General Counsel and Chief Administrative Officer, Schroders; Director and Secretary, SFA; Vice President, Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. Formerly, Secretary/Clerk, Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.

Stephen M. DeTore, 57 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite since 2005

Chief Compliance Officer, Schroders; Director and Chief Compliance Officer, SFA; Chief Compliance Officer, Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. Formerly, Deputy General Counsel, Gabelli Asset Management Inc.; Associate General Counsel, Gabelli Asset Management, Inc.; Assistant Director, Office of Examination Support, U.S. Securities and Exchange Commission.

Abby L. Ingber, 45 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007

Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk, Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. Formerly, Senior Counsel, TIAA-CREF.

Angel Lanier, 46 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite since 2005	Legal Assistant, Schroders; Assistant Secretary, SFA; Assistant Secretary of Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust. Formerly, Associate, Schroders.

Certain Affiliations

The following table lists the positions held by the Trusts’ officers and any Interested Trustees with affiliated persons or principal underwriters of the Trusts:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Trusts
Catherine A. Mazza	Trustee and Chairman of Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust; Head of Product Development - Americas, Schroders; Director and President, SFA.
Mark A. Hemenetz

President and Principal Executive Officer of Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust; Chief Operating Officer - Americas, Schroders; Director and Chairman, SFA.

Alan M. Mandel

Head of Fund Administration, Schroders; Director, SFA; Treasurer & Principal Financial and Accounting Officer, Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.

Carin F. Muhlbaum	General Counsel and Chief Administrative Officer, Schroders; Director and Secretary, SFA; Vice President, Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.
Stephen M. DeTore	Chief Compliance Officer, Schroders; Director and Chief Compliance Officer, SFA; Chief Compliance Officer, Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.
Abby L. Ingber	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk, Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.
Angel Lanier	Legal Assistant, Schroders; Assistant Secretary, SFA; Assistant Secretary, Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust.

Committees of the Board of Trustees

Audit Committee. Each Board of Trustees has a separately-designated standing Audit Committee composed of all of the Disinterested Trustees of the Trust (currently, Messrs. Knight, Means and Vaughn). Each Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firms for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. Each Audit Committee met three times during the fiscal year ended October 31, 2007.

Nominating Committee. All of the Disinterested Trustees (currently, Messrs. Knight, Means and Vaughn) of each Trust serve as a Nominating Committee responsible for reviewing and recommending qualified candidates to each Board in the event that a position is vacated or created. Each Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee’s criteria. Nominee recommendations may be submitted to the Secretary of the relevant Trust at that Trust’s principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2007.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each Fund, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2007.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
		Ranges: None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000	Ranges: None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000
Disinterested Trustees
Peter S. Knight			None
	Schroder Emerging Market Equity Fund	None
	Schroder International Alpha Fund	None
	Schroder International Diversified Value Fund	None
	Schroder North American Equity Fund	None
	Schroder U.S. Opportunities Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Strategic Bond Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Municipal Bond Fund	None
	Schroder Short-Term Municipal Bond Fund	None

William L. Means			$10,001-$50,000
	Schroder Emerging Market Equity Fund	None
	Schroder International Alpha Fund	None
	Schroder International Diversified Value Fund	None
	Schroder North American Equity Fund	None
	Schroder U.S. Opportunities Fund	$10,001-$50,000
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Strategic Bond Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Municipal Bond Fund	None
	Schroder Short-Term Municipal Bond Fund	None
James D. Vaughn			Over $100,000
	Schroder Emerging Market Equity Fund	None
	Schroder International Alpha Fund	None
	Schroder International Diversified Value Fund	None
	Schroder North American Equity Fund	None
	Schroder U.S. Opportunities Fund	Over $100,000
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Strategic Bond Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Municipal Bond Fund	None
	Schroder Short-Term Municipal Bond Fund	None
Interested Trustees
Catherine A. Mazza			$50,001-$100,000
	Schroder Emerging Market Equity Fund	None
	Schroder International Alpha Fund	None
	Schroder International Diversified Value Fund	None
	Schroder North American Equity Fund	None
	Schroder U.S. Opportunities Fund	$50,001-$100,000
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Strategic Bond Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Municipal Bond Fund	None
	Schroder Short-Term Municipal Bond Fund	None
*	For these purposes, the Trusts are considered part of the same “Family of Investment Companies.”

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trusts, as of December 31, 2007:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Peter S. Knight	N/A	N/A	N/A	N/A	N/A
William L. Means	N/A	N/A	N/A	N/A	N/A
James D. Vaughn	N/A	N/A	N/A	N/A	N/A

Trustees’ Compensation

Effective January 1, 2007, Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $25,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. The Chairman of the Audit Committee receives an additional annual retainer from the Trusts of $5,000, and each member of an Audit Committee receives a fee of $1,000 from the Trusts for each Audit Committee meeting attended in person or by telephone. Payment of the Trustee fees is allocated 50% to each Trust and the remaining 50% to the Trusts based on their respective amount of assets. If a meeting relates only to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

Prior to January 1, 2007, Trustees who were not employees of Schroders or its affiliates received an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies received an additional $1,000 per year. Payment of the Trustee fees was allocated 50% to each Trust and the remaining 50% to the Trusts based on their respective amount of assets. If a meeting related only to a single Fund or group of Funds, payments of meeting fees were allocated only among those Funds to which the meeting related.

Messrs. Dinkins, Howell, Michalis, and Schwab from Schroder Series Trust and Schroder Capital Funds (Delaware) and Messrs. Howell and Michalis from Schroder Global Series Trust are Trustees Emeritus of the respective Trust. Trustees Emeritus each receive an annual stipend through October 31, 2008 of $15,000.

The following table sets forth information regarding compensation received by Trustees from the “Fund Complex” for the fiscal year ended October 31, 2007. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trusts receive no compensation from the Trusts and are compensated in their capacities as employees of Schroders and its affiliates).

Name of Trustee	Aggregate Compensation from Schroder Capital Funds (Delaware)	Aggregate Compensation from Schroder Series Trust	Aggregate Compensation from Schroder Global Series Trust	Total Compensation from Trust and Fund Complex Paid to Trustees*
David N. Dinkins**	$3,320	$7,722	$5,288	$16,330
Peter E. Guernsey***	$4,637	$10,593	$9,330	$24,560
John I. Howell**	$2,451	$5,666	$8,213	$16,330
Peter S. Knight	$5,344	$12,302	$16,604	$34,250
William L. Means	$6,213	$14,358	$13,679	$34,250
Clarence F. Michalis**	$2,451	$5,666	$8,213	$16,330
Hermann C. Schwab**	$3,320	$7,722	$5,288	$16,330
James D. Vaughn	$5,951	$13,691	$18,358	$38,000

*

The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trusts. The Trusts are considered part of the same “Fund Complex” for these purposes.

**	Trustee Emeritus. Retired as Trustee effective November 1, 2006.
***	Mr. Guernsey passed away in August, 2007.

The Declarations of Trust or Trust Instrument, as applicable, provides that the relevant Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust or Trust Instrument, applicable, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. Each Trust’s bylaws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an “audit committee financial expert.” Each Trust’s bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Trust’s Declaration of Trust or Trust Instrument, as applicable. The Trusts, at their expense, provide liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Funds. Schroders is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly-owned subsidiary of Schroder International Holdings, which is a wholly-owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc, through certain affiliates currently engages in the asset management business, and as of September 30, 2007, had under management assets of approximately $280.5 billion. Schroders’ address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

SIMNA Ltd., an affiliate of Schroders, has served as sub-adviser to Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund and Schroder Strategic Bond Fund since its inception.

Schroder Fund Advisors Inc., each Trust’s principal underwriter and administrator of Schroder North American Equity Fund, is a wholly-owned subsidiary of Schroders.

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions are: for Schroder Emerging Market Equity Fund, James Gotto, Waj Hashmi, Robert Davy and Allan Conway; for Schroder International Alpha Fund, Virginie Maisonneuve and Matthew Dobbs; for the Schroder International Diversified Value Fund Justin Abercrombie; for the Schroder North American Equity Fund, Justin Abercrombie and John Marsland; for each of Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, Jenny Jones; Schroder Total Return Fixed Income Fund, Steven S. Lear, David Harris, Wesley A. Sparks, Gregg T. Moore, Ed Fitzpatrick and Tony Hui; for Schroder Strategic Bond Fund, Robert Michele, Lisa Coleman and Nicholas Gartside; for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund, David Baldt, Susan Beck, Ryan Haynes, Ted Manges and Whitney Sweeney.

Other Accounts Managed. The following tables show information regarding other accounts managed by the portfolio managers of each Fund, as of October 31, 2007:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Schroder Emerging Market Equity Fund
James Gotto
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	10	$3.982 million	None	None
Other Accounts	6	$1.109 million	None	None
Waj Hashmi, CFA
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	11	$14.401 million	None	None
Other Accounts	7	$1.926 million	None	None
Robert Davy
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	9	$3.839 million	None	None
Other Accounts	6	$1.109 million	None	None
Allan Conway
Registered Investment Companies	None	None	None	$82 million
Other Pooled Investment Vehicles	18	$20.165 million	1	$1.565 million
Other Accounts	13	$5.806 million	1	None
Schroder International Alpha Fund
Virginie Maisonneuve, CFA
Registered Investment Companies	3	$13.274 billion	2	$12.773 billion
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	4	$3.008 billion	None	None
Matthew Dobbs
Registered Investment Companies	5	$16.604 billion	3	$16.009 billion
Other Pooled Investment Vehicles	7	$2.265 billion	1	$545.46 million
Other Accounts	5	$3.381 billion	None	None

Schroder International Diversified Value Fund
Justin Abercrombie
Registered Investment Companies	1	$808.302 million	None	None
Other Pooled Investment Vehicles	4	$1.999 billion	None	None
Other Accounts	1	$315.247 million	1	$315.247 million
Schroder North American Equity Fund
Justin Abercrombie
Registered Investment Companies	1	$808.302 million	None	None
Other Pooled Investment Vehicles	4	$1.999 billion	None	None
Other Accounts	1	$315.247 million	1	$315.247 million
John Marsland, CFA
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	1	$650 million	None	None
Other Accounts	1	$450.765 million	None	None
Schroder U.S. Opportunities Fund
Jenny Jones
Registered Investment Companies	2	$912.7 million	None	None
Other Pooled Investment Vehicles	9	$2.810 million	None	None
Other Accounts	1	$37 million	None	None
Schroder U.S. Small and Mid Cap Opportunities Fund
Jenny Jones
Registered Investment Companies	2	$1.209 million	None	None
Other Pooled Investment Vehicles	9	$2.810 million	None	None
Other Accounts	1	$37 million	None	None
Schroder Strategic Bond Fund
Robert Michele, CFA
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	14	$2.366 billion	None	None
Other Accounts	8	$741.4 million	None	None

Lisa Coleman, CFA
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	14	$2.366 billion	None	None
Other Accounts	8	$741.4 million	None	None
Nicholas Gartside, CFA
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	14	$2.366 billion	None	None
Other Accounts	8	$741.4 million	None	None
Schroder Total Return Fixed Income Fund
Steven S. Lear, CFA
Registered Investment Companies	1	$113.6 million	None	None
Other Pooled Investment Vehicles	18	$3.168 million	None	None
Other Accounts	26	$4.217 million	None	None
David Harris
Registered Investment Companies	1	$113.6 million	None	None
Other Pooled Investment Vehicles	18	$3.168 million	None	None
Other Accounts	26	$4.217 million	None	None
Wesley A. Sparks, CFA
Registered Investment Companies	1	$113.6 million	None	None
Other Pooled Investment Vehicles	18	$3.168 million	None	None
Other Accounts	26	$4.217 million	None	None
Gregg T. Moore, CFA
Registered Investment Companies	1	$113.6 million	None	None
Other Pooled Investment Vehicles	18	$3.168 million	None	None
Other Accounts	26	$4.217 million	None	None

Ed Fitzpatrick
Registered Investment Companies	1	$113.6 million	None	None
Other Pooled Investment Vehicles	18	$3.168 million	None	None
Other Accounts	26	$4.217 million	None	None
Tony Hui
Registered Investment Companies	1	$113.6 million	None	None
Other Pooled Investment Vehicles	18	$3.168 million	None	None
Other Accounts	26	$4.217 million	None	None
Schroder Municipal Bond Fund
David Baldt, CFA
Registered Investment Companies	3	$1.5 billion	None	None
Other Pooled Investment Vehicles	1	$75.16 million	None	None
Other Accounts	302	$3.42 billion	None	None
Susan Beck
Registered Investment Companies	3	$1.5 billion	None	None
Other Pooled Investment Vehicles	1	$75.16 million	None	None
Other Accounts	302	$3.42 billion	None	None
Ryan Haynes
Registered Investment Companies	3	$1.5 billion	None	None
Other Pooled Investment Vehicles	1	$75.16 million	None	None
Other Accounts	302	$3.42 billion	None	None
Ted Manges
Registered Investment Companies	3	$1.5 billion	None	None
Other Pooled Investment Vehicles	1	$75.16 million	None	None
Other Accounts	302	$3.42 billion	None	None
Whitney Sweeney
Registered Investment Companies	3	$1.5 billion	None	None
Other Pooled Investment Vehicles	1	$75.16 million	None	None
Other Accounts	302	$3.42 billion	None	None

Schroder Short-Term Municipal Bond Fund
David Baldt, CFA
Registered Investment Companies	3	$1.5 billion	None	None
Other Pooled Investment Vehicles	1	$75.16 million	None	None
Other Accounts	302	$3.42 billion	None	None
Susan Beck
Registered Investment Companies	3	$1.5 billion	None	None
Other Pooled Investment Vehicles	1	$75.16 million	None	None
Other Accounts	302	$3.42 billion	None	None
Ryan Haynes
Registered Investment Companies	3	$1.5 billion	None	None
Other Pooled Investment Vehicles	1	$75.16 million	None	None
Other Accounts	302	$3.42 billion	None	None
Ted Manges
Registered Investment Companies	3	$1.5 billion	None	None
Other Pooled Investment Vehicles	1	$75.16 million	None	None
Other Accounts	302	$3.42 billion	None	None
Whitney Sweeney
Registered Investment Companies	3	$1.5 billion	None	None
Other Pooled Investment Vehicles	1	$75.16 million	None	None
Other Accounts	302	$3.42 billion	None	None
______________

Material Conflicts of Interest. Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. See “Brokerage Allocation and Other Practices” for more information about this process.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include: MSCI Emerging Markets Index (Net Div) for Messrs. Gotto, Hashmi, Davy and Conway as portfolio managers of Schroder Emerging Market Equity Fund; a blend of international benchmarks for Ms. Maisonneuve and Mr. Dobbs as portfolio managers of Schroder International Alpha Fund; Morgan Stanley International EAFE Index for Mr. Abercrombie as portfolio manager of Schroder International Diversified Value Fund; FTSE North American Index and S&P 500 Index for Messrs. Abercrombie and Marsland as portfolio managers of Schroder North American Equity Fund; Russell 2000 Index and Russell 2500 Index for Ms. Jones as portfolio manager of Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, respectively; Lehman U.S. Aggregate Bond Index for Messrs. Lear, Harris, Sparks, Moore, Fitzpatrick and Hui as portfolio managers of Schroder Total Return Fixed Income Fund; a blend of fixed income benchmarks for Messrs. Michele and Gartside and Ms. Coleman as portfolio managers of Schroder Strategic Bond Fund; Lehman 5-Year Municipal Bond Index and Lehman 1-Year Municipal Bond Index for Messrs. Baldt, Manges and Haynes and Mses. Beck and Sweeney as portfolio managers of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund, respectively.

Ownership of Securities.

As of October 31, 2007, none of the portfolio managers beneficially owned securities of the Fund or Funds that they manage, except as follows: Schroder U.S. Opportunities Fund – Ms. Jones beneficially owned between $10,001-$50,000 of securities; Schroder Municipal Bond Fund – Ms. Beck beneficially owned between $10,001-$50,000 of securities; Schroder Short-Term Municipal Bond Fund – each of Mr. Sweeney and Ms. Beck beneficially owned between $10,001-$50,000 of securities and Mr. Baldt beneficially owned between $50,001-$100,000 of securities,; Schroder Total Return Fixed Income Fund – Mr. Lear beneficially owned over $100,000 of securities.

Regarding the Schroder North American Equity Fund, the portfolio managers are not residents of the United States. It is not necessarily advantageous in light of tax and other considerations for non-U.S. residents to invest in U.S.-registered mutual funds.

MANAGEMENT CONTRACTS/INVESTMENT ADVISORY AGREEMENTS

Management Contract/Investment Advisory Agreement. Under a Management Contract or Investment Advisory Agreement, as applicable, between each Trust, on behalf of its Funds, and Schroders, Schroders, at its expense, provides each Fund with investment advisory services and advises and assists the officers of each Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund, and in addition, in regards to Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic Bond Fund, Schroders, at its expense, provides each such Fund with management and administrative services necessary for the operation of the Fund, including preparation of shareholder reports and communications, regulatory compliance, such as reports to and filings with the SEC and state securities commissions, and general supervision of the operation of the Fund, including coordination of the services performed by the Fund’s administrator or sub-administrator, transfer agent, custodian, independent auditors, legal counsel and others.

Under the Management Contract or Investment Advisory Agreement, as applicable, Schroders is required to continuously furnish each Fund with an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust or Trust Instrument, as applicable, and by-laws, and of the Investment Company Act, and to the Fund’s investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

As compensation for services provided to the Fund pursuant to the Management Contract or Investment Advisory Agreement, as applicable, Schroders is entitled to receive from each Trust a fee, computed and paid quarterly, at the following annual rate (based on each Fund’s average daily net assets): Schroder Emerging Market Equity Fund – 1.00%; Schroder International Alpha Fund – 0.975%; Schroder International Diversified Value Fund – 1.00%; Schroder North American Equity Fund – 0.25%; Schroder U.S. Opportunities Fund –1.00%; Schroder U.S. Small and Mid Cap Opportunities Fund – 1.00%; Schroder Strategic Bond Fund – 0.75%; Schroder Total Return Fixed Income Fund – 0.25%; Schroder Municipal Bond Fund – 0.40%; and Schroder Short-Term Municipal Bond Fund – 0.40%.

In order to limit the expenses of the Investor Shares and Advisor Shares of certain Funds, the Funds’ adviser has contractually agreed through February 28, 2009 (and through March 7, 2009 with respect to the Schroder Strategic Bond Fund) to reduce its compensation (and if necessary to pay or reimburse the applicable Fund for other Fund expenses) to the extent that the Total Annual Fund Operating Expenses of a Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund’s Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Investor Shares): Schroder Emerging Market Equity Fund: 1.75%; Schroder International Alpha Fund: 1.25%; Schroder International Diversified Value Fund: 1.25%; Schroder U.S. Opportunities Fund: 1.30%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.40%; Schroder Strategic Bond Fund: 0.74%; Schroder Total Return Fixed Income Fund: 0.40%; Schroder Municipal Bond Fund: 0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%; and to the extent that the Total Annual Fund Operating Expenses of a Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund’s Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Advisor Shares): Schroder Emerging Market Equity Fund: 2.00%; Schroder International Alpha Fund: 1.50%; Schroder International Diversified Value Fund: 1.50%; Schroder U.S. Opportunities Fund: 1.55%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.65%; Schroder Strategic Bond Fund: 0.99%; Schroder Total Return Fixed Income Fund: 0.65%; Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%.

Schroders makes available to each Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trusts. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroders pays the Trusts’ office rent.

Under the Management Contract or Investment Advisory Agreement, as applicable, each Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of each Fund’s assets. Each Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Management Contract or Investment Advisory Agreement, as applicable, provides that Schroders shall not be subject to any liability to a Trust or to any shareholder for any act or omission in connection with rendering services to that Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Management Contract may be terminated as to a Fund without penalty by vote of the Trustees, by the shareholders of that Fund, or by Schroders, on 60 days’ written notice. The Management Contract or Investment Advisory Agreement, as applicable, also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract or Investment Advisory Agreement, as applicable, may be amended only by a vote of the shareholders of the relevant Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not “interested persons” of Schroders. The Management Contract or Investment Advisory Agreement, as applicable, provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the

Trustees or the shareholders of the relevant Fund, and, in either case, by a majority of the Trustees who are not “interested persons” of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” (as defined above in “Investment Restrictions”).

Recent Management/Investment Advisory Fees. The following table sets forth the management/investment advisory fees paid by each Fund during the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005 (or life of fund). The fees listed in this table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

Fund	Investment Advisory Fees Paid for Fiscal Year Ended 10/31/07	Investment Advisory Fees Paid for Fiscal Year Ended 10/31/06	Investment Advisory Fees Paid for Fiscal Year Ended 10/31/05
Schroder Emerging Market Equity Fund	$12,861	$0	N/A
Schroder International Alpha Fund*	$388,807	$0	$0
Schroder International Diversified Value Fund	$0	$0	N/A
Schroder North American Equity Fund	$2,464,110	$3,440,143	$1,385,283	†
Schroder U.S. Opportunities Fund**	$2,853,566	$1,369,472	$573,563
Schroder U.S. Small and Mid Cap Opportunities Fund	$0	$0	N/A
Schroder Strategic Bond Fund	$37,564	$0	N/A
Schroder Total Return Fixed Income Fund	$0	$0	$0
Schroder Municipal Bond Fund	$1,412,402	$319,978	$16,254
Schroder Short-Term Municipal Bond Fund	$597,921	$297,062	$102,113
†	For Schroder North American Equity Fund, the fiscal year ended October 31, 2005 was a six month period.
*	Effective April 1, 2006, Schroder International Alpha Fund pays a combined advisory and administrative fee to Schroders.
**	Effective May 1, 2006, Schroder U.S. Opportunities Fund pays a combined advisory and administrative fee to Schroders.

Waived Fees. For the periods shown above, a portion of the advisory fees payable to Schroders were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroders for the Funds during such periods.

Fund	Fees Waived During Fiscal Year Ended 10/31/07	Fees Waived During Fiscal Year Ended 10/31/06	Fees Waived During Fiscal Year Ended 10/31/05
Schroder Emerging Market Equity Fund	$179,672	$192,964	N/A
Schroder International Alpha Fund	$157,424	$221,425	$154,107
Schroder International Diversified Value Fund	$326,015	$126,610	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	$178,032	$183,545	N/A
Schroder Strategic Bond Fund	$210,550	$232,856	N/A
Schroder Total Return Fixed Income Fund	$225,662	$329,924	$223,794
Schroder Municipal Bond Fund	$337,498	$372,690	$290,954
Schroder Short-Term Municipal Bond Fund	$249,735	$345,831	$313,748

Subadvisory Agreements.

The Board of Trustees of Schroder Capital Funds (Delaware) has approved an arrangement whereby Schroders would retain SIMNA Ltd. to serve as sub-adviser to Schroder International Alpha Fund. In connection therewith, the Board of Trustees of Schroder Capital Funds (Delaware) approved an Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of Schroder International Alpha Fund (a “Subadvisory Agreement”). This Agreement went into effect on April 1, 1994.

The Board of Trustees of Schroder Series Trust has approved separate arrangements whereby Schroders would retain SIMNA Ltd. to serve as sub-adviser to Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, and Schroder Strategic Bond Fund. In connection therewith, the Board of Trustees of

Schroder Series Trust approved an Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of Schroder Emerging Market Equity Fund and Schroder Strategic Bond Fund, and an Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of Schroder International Diversified Value Fund (each, a “Subadvisory Agreement”). The agreement with Schroder Emerging Market Equity Fund and Schroder Strategic Bond Fund went into effect on March 31, 2006, and the agreement with Schroder International Diversified Value Fund went into effect on August 29, 2006.

The Board of Trustees of Schroder Global Series Trust has approved an arrangement whereby Schroders would retain SIMNA Ltd. to serve as sub-adviser to Schroder North American Equity Fund. In connection therewith, the Board of Trustees of Schroder Global Series Trust re-approved an Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of Schroder North American Equity Fund (a “Subadvisory Agreement”) on June 13, 2006.

Under the Subadvisory Agreements, subject to the oversight of the Trustees and the direction and control of Schroders, SIMNA Ltd. is required to provide on behalf of the relevant Fund the portfolio management services required of Schroders under the relevant Fund’s Management Contract or Investment Advisory Agreement, as applicable. Accordingly, SIMNA Ltd. will be required to regularly provide each such Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust or Trust Instrument, as applicable, and By-laws, and of the Investment Company Act, and to the Fund’s investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

For the services to be rendered by SIMNA Ltd., Schroders (and not the Trusts or the Funds) will pay to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%) of all fees actually paid by the relevant Fund to Schroders for such month under the Management Contract, or Investment Advisory Agreement, as applicable, provided that SIMNA Ltd.’s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period. Prior to March 1, 2006, Schroders paid to SIMNA Ltd. a monthly fee in an amount equal to twenty-five percent (25%) of all fees actually paid by Schroder International Alpha Fund and Schroder North American Equity Fund to Schroders for such month under each Fund’s Investment Advisory Agreement, provided that SIMNA Ltd.’s fee for any period was reduced such that SIMNA Ltd. bore twenty-five percent (25%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the relevant Fund for such period.

Each Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability to the relevant Trust or Schroders for any mistake of judgment or in any event whatsoever in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Subadvisory Agreement relating to the relevant Fund may be terminated with respect to the Fund without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined above) of the Fund on 60 days’ written notice to SIMNA Ltd., (ii) by Schroders on 60 days’ written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days’ written notice to Schroders and the Trust. Each Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. Each Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

Recent Subadvisory Fees. For the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005 (which was a six month period), pursuant to the Subadvisory Agreement on behalf of Schroder North American Equity Fund, Schroders paid a fee of $1,232,051, $1,434,071, and $346,321 respectively to SIMNA Ltd. For the fiscal year October 31, 2007, pursuant to a Subadvisory Agreement with SIMNA Ltd., Schroders paid $47,326 on behalf of Schroder Emerging Market Equity Fund. For the fiscal year ended October 31, 2007 Schroders did not pay a s sub-advisory fee for Schroder International Diversified Value Fund, Schroder International Alpha Fund and

Schroder Strategic Bond Fund under the applicable Subadvisory Agreement. For the fiscal years ended October 31, 2006 and October 31, 2005, Schroders did not pay a subadvisory fee for the following Funds under the respective Subadvisory Agreement: Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund and Schroder Strategic Bond Fund.

ADMINISTRATIVE SERVICES

Schroder Capital Funds (Delaware)

Prior to April 1, 2006 the Trust, on behalf of Schroder International Alpha Fund, and prior to May 1, 2006 the Trust, on behalf of Schroder U.S. Opportunities Fund, was a party to an administration agreement with Schroder Fund Advisors Inc., which is described below.

Under the previous administration agreement, Schroder Fund Advisors Inc. provided management and administrative services necessary for the operation of the Funds, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Funds, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent auditors, legal counsel and others. Schroder Fund Advisors Inc. is a wholly-owned subsidiary of Schroders and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For providing administrative services, Schroder Fund Advisors Inc. was entitled to receive a monthly fee at the following annual rates (based upon each Fund’s average daily net assets): 0.225% with respect to Schroder International Alpha Fund; and 0.25% with respect to Schroder U.S. Opportunities Fund. The administration agreement was terminable with respect to the Funds without penalty, at any time, by the Trustees upon 60 days’ written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days’ written notice to the Trust.

On March 23, 2006 and April 20, 2006, respectively, shareholders of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund approved amendments to the Funds’ investment advisory agreement with Schroders, which amendments increased the advisory fees paid by the Funds and combined into a single agreement the Funds’ investment advisory and administrative agreements. Effective April 1, 2006, Schroder International Alpha Fund pays a combined advisory and administrative fee to Schroders at the annual rate (based on the average daily net assets of the Fund) of 0.975%, and Schroders, not Schroder Fund Advisors Inc., acts as administrator to the Fund. Effective May 1, 2006, Schroder U.S. Opportunities Fund pays a combined advisory and administrative fee to Schroders at the annual rate (based on the average daily net assets of the Fund) of 1.00%, and Schroders, not Schroder Fund Advisors Inc., acts as administrator to the Fund.

Effective November 5, 2001, the Trust entered into a sub-administration and accounting agreement with SEI. Effective November 1, 2004, under that agreement, as amended, the Trust and Schroder Series Trust, pay fees to SEI based on the combined average daily net assets of all the funds that are series of the Trust and Schroder Series Trust, according to the following annual rates: 0.115% on the first $600 million of such assets, and 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

Recent Administrative Fees. During the three most recent fiscal years, the Funds paid the following fees to Schroder Fund Advisors Inc. and SEI pursuant to the administration agreements in place during such periods. The fees listed in the following table reflect reductions pursuant to fee waivers and/or expense limitations in effect during such periods.

Fund	Administration Fees Paid for Fiscal Year Ended 10/31/07	Administration Fees Paid for Fiscal Year Ended 10/31/06	Administration Fees Paid for Fiscal Year Ended 10/31/05
Schroder International Alpha Fund	Schroder Fund Advisors Inc. $0 SEI $61,288	Schroder Fund Advisors Inc. $6,629* SEI $22,091	Schroder Fund Advisors Inc. $13,193 SEI $7,740
Schroder U.S. Opportunities Fund	Schroder Fund Advisors Inc. $0 SEI $311,562	Schroder Fund Advisors Inc. $202,139** SEI $206,361	Schroder Fund Advisors Inc. $297,148 SEI $153,850
*	Reflects only fees paid prior to April 1, 2006 (effective April 1, 2006, the Fund pays a combined advisory and administrative fee to Schroders).
**	Reflects only fees paid prior to May 1, 2006 (effective May 1, 2006, the Fund pays a combined advisory and administrative fee to Schroders).

Schroder Series Trust

The Trust, on behalf of the Funds, has entered into an administration and accounting agreement with SEI, under which SEI provides administrative services necessary for the operation of each Fund, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the SEC and state securities commissions), preparation and filing of tax returns, preparation of the Trust’s periodic financial reports, and certain other fund accounting services. Under that agreement, the Trust, together with Schroder Capital Funds (Delaware), pays fees to SEI based on the combined average daily net assets of all the funds of Schroder Capital Funds (Delaware) and the Trust, according to the following annual rates: 0.115% of the first $600 million of such assets; 0.11% on the next $400 million of such assets; 0.09% on the next $1 billion of such assets; and 0.07% on the average daily net assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. The administration and accounting agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon six (6) months written notice to the other party. The administration and accounting agreement is terminable by either party in the case of a material breach.

Recent Administrative Fees. For the last three fiscal years (or since a Fund’s inception) the Funds paid the following administration and accounting fees to SEI. The fees listed in the following table reflect reductions pursuant to fee waivers and/or expense limitations in effect during such periods.

Fund	Administration Fees Paid for Fiscal Year Ended 10/31/07	Administration Fees Paid for Fiscal Year Ended 10/31/06	Administration Fees Paid for Fiscal Year Ended 10/31/05
Schroder Emerging Market Equity Fund	$20,915	$7,305	N/A
Schroder International Diversified Value Fund	$13,666	$1,952	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	$11,206	$4,521	N/A
Schroder Strategic Bond Fund	$36,079	$7,677	N/A
Schroder Total Return Fixed Income Fund	$42,821	$22,835	$10,487
Schroder Municipal Bond Fund	$473,058	$197,796	$97,748
Schroder Short-Term Municipal Bond Fund	$231,305	$183,743	$133,840

Schroder Global Series Trust

On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly-owned subsidiary of Schroders and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days written notice to the Trust. For its services, Schroder Fund Advisors Inc. receives no compensation. Effective January 28, 2005, SEI serves as sub-administrator to the Fund. The Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Fund’s average daily net assets up to $1 billion and 0.005% of the Fund’s average daily net assets over $1 billion.

Recent Administration Fees. For the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005 (which was a six month period) the Fund paid sub-administration and accounting fees of $124,242, $148,816, and $67,115 respectively.

DISTRIBUTOR

Pursuant to a Distribution Agreement with each Trust, Schroder Fund Advisors Inc. (the “Distributor”), 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the distributor for each Trust’s continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see “Schroders and its Affiliates” for ownership information regarding the Distributor.

Distribution plan for Advisor Shares. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of that Fund’s Advisor shares. Under the Plan, a Fund may make payments at an annual rate up to 0.25% (0.35% for Schroder North American Equity Fund) of the average daily net assets attributable to its Advisor Shares. Because the fees are paid out of a Fund’s assets attributable to its Advisor Shares on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of the Fund and may cost an investor more than paying other types of sales charges.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

The Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the affected Fund. Any other material amendment to the Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees (“Qualified Trustees”) who are not “interested persons” (as defined in the Investment Company Act) of the relevant Trust, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of each of the Fund’s outstanding Advisor Shares.

During the fiscal periods ended October 31, 2007, October 31, 2006 and October 31, 2005 (or life of Fund), the Funds (in respect of their Advisor Shares) paid fees under the Distribution Plans in the following amounts:

	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2005
Schroder Emerging Market Equity Fund	$3,457	$1,457	N/A
Schroder International Alpha Fund	$51,344	$9,782	N/A
Schroder International Diversified Value Fund	$3,363	$430	N/A
Schroder North American Equity Fund	$416	$206	N/A
Schroder U.S. Opportunities Fund	$11,275	$302	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	$2,988	$715	N/A
Schroder Strategic Bond Fund	$7,662	$844	N/A
Schroder Total Return Fixed Income Fund	$2,046	$2,575	$2,109
Schroder Municipal Bond Fund	$41,423	$31,232	$10,172
Schroder Short-Term Municipal Bond Fund	$17,900	$9,146	$5,655

BROKERAGE ALLOCATION AND OTHER PRACTICES

Selection of Brokers. Schroders, in selecting brokers to effect transactions on behalf of the Funds, seeks to obtain the best execution available.

Allocation. Schroders may deem the purchase or sale of a security to be in the best interests of a Fund as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

Brokerage and Research Services. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trusts), although not all of these services are necessarily useful and of value in managing each of the Funds. The investment advisory fee paid by each of the Funds is not reduced because Schroders and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and by the Management Contract or Investment Advisory Agreement, as applicable, Schroders may cause the Funds to pay a broker that provides brokerage and research services to Schroders an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders’ authority of each Trust to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

SIMNA Ltd., in its capacity as subadviser to Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund and Schroder Strategic Bond Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

The following tables show the aggregate brokerage commissions paid for the three most recent fiscal years with respect to each Fund that incurred brokerage costs.

Fund	Brokerage Commissions Paid During Fiscal Year Ended 10/31/07*	Brokerage Commissions Paid During Fiscal Year Ended 10/31/06*	Brokerage Commissions Paid During Fiscal Year Ended 10/31/05*
Schroder Emerging Market Equity Fund	$81,742	$31,283	N/A
Schroder International Alpha Fund	$128,841	$55,722	$15,124
Schroder International Diversified Value Fund	$8,345	$4,352	N/A
Schroder North American Equity Fund	$306,359	$450,153	$324,742	**
Schroder U.S. Opportunities Fund	$558,034	$414,434	$428,325
Schroder U.S. Small and Mid Cap Opportunities Fund	$18,285	$7,437	N/A
Schroder Strategic Bond Fund	$14,263	$3,005	N/A
*

Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that Fund for either of the two previous fiscal years is due to a significant decrease (or increase) in the size of the Fund and/or the volatility of the relevant market for the Fund.

**	For Schroder North American Equity Fund, the fiscal year ended October 31, 2005 was a six month period.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in the fiscal year ended October 31, 2007. The provision of research services to Schroders and its affiliates was not necessarily a factor in the placement of fund transactions with these firms.

Fund	Commissions Paid with Respect to Such Transactions
Schroder Emerging Market Equity Fund	$39,331.10
Schroder International Alpha Fund	$59,077
Schroder International Diversified Value Fund	$1,391.09
Schroder North American Equity Fund	$26,990
Schroder U.S. Opportunities Fund	$332,664
Schroder U.S. Small and Mid Cap Opportunities Fund	$10,015

Other Practices. Schroders and its affiliates also manage private investment companies (“hedge funds”) that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds’ trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund. At times, the hedge funds may be selling short securities held long in the Funds.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each of the Funds is determined daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

Securities for which market quotations are readily available are valued at those quotations. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Board of Trustees of each Trust, which are summarized below. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment.

Equity securities listed or traded on a domestic or foreign stock exchange for which last sales information is readily available are valued at the last reported sale price on the exchange on that day or, in the absence of sales that day, at the mean between the closing bid and ask prices (the “mid-market price”) or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued based on trading on the exchange where the security is principally traded.) Securities purchased in an initial public offering and that have not commenced trading in a secondary market are valued at cost. In the case of securities traded primarily on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

Reliable market quotations are not considered to be readily available for many bonds (excluding U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments (“high yield debt”) and emerging markets debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders believes another valuation is more appropriate.

Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market price. Credit default and interest rate swaps are valued at the estimate of the mid-market price, together with other supporting information. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, interest rates, and currency exchange rates.

All other securities and other property are valued at fair value based on procedures established by the Board of Trustees of each Trust.

All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars as of the close of trading of the Exchange (normally 4:00 p.m., Eastern time) based on the mean between the last quoted bid and ask price of such currencies against the U.S. dollar.

If any securities held by a Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain officers at Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts’ reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust may consider whether it is appropriate to value these securities at their fair value.

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, and Schroder Strategic Bond Fund use a third party fair valuation vendor which provides a fair value for foreign securities held by the applicable Fund based on certain factors and methodologies applied by the vendor in the event that there is movement in specified U.S. market prices that exceeds a specific threshold established by the Fair Value Committee, in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Fair Value Committee also determines a “confidence interval” which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Fair Value Committee is exceeded on a specific day, the Funds will typically value non-U.S. securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of each Fund and with a share of the general liabilities of the Trust. Each Fund’s assets will be further allocated among its constituent classes of shares on the Trust’s books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or class. The net asset value of the Fund’s Advisor Shares will generally differ from that of its Investor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

REDEMPTION OF SHARES

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Strategic Bond Fund each impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the applicable Fund.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The Funds permit exceptions to the redemption fee policy for the following transactions:

•

to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly, or, if more frequent, was the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

•

to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•

to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans:

•	where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, and loan repayments);
•	redemptions made in connection with taking out a loan from the plan;
•	redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders;
•	redemptions made as part of a systematic withdrawal plan;
•	redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan;
•	redemptions made in connection with a participant’s termination of employment; and
•	redemptions made as part of a periodic rebalancing under an asset allocation model.
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in a Fund;
•	redemptions of shares acquired through the reinvestment of dividends or distributions paid by a Fund;
•	redemptions and exchanges effected by other mutual funds (e.g., funds of funds) that are sponsored by Schroders or its affiliates;
•	to the extent a Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974 for certain 401(k) plans; and
•	otherwise as the officers of Schroders or the applicable Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Funds.

The application of the redemption fee and exceptions may vary among intermediaries, and certain intermediaries may not apply the exceptions listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Fund shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (“the Code”), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Funds. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Funds.

Taxation of the Funds. Each Fund intends to qualify each year and elect to be taxed as a “regulated investment company” (a “RIC”) under Subchapter M of the Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC a Fund must, among other things, (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each Fund intends to make such distributions.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company that is derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund does not qualify for taxation as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Taxable distributions. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

Return of capital distributions. If a Fund makes a distribution to you in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Exempt-interest dividends. A Fund will qualify to pay exempt-interest dividends to shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that a Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. Because Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund intend to qualify to pay exempt-interest dividends, these Funds may be limited in their ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Exempt-interest dividends may be taxable for purposes of the federal AMT. Under the Code, exempt-interest dividends that are derived from interest on certain “private activity bonds” generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT.

The receipt of exempt-interest dividends may affect the portion, if any, of a shareholder’s Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

In November, 2007, the Supreme Court heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends and also to decrease the value of a Fund’s tax-exempt bonds. The Supreme Court will likely reach a final decision in this case by June of 2008. Shareholders should consult their tax advisors to discuss the tax consequences of investing in Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund.

Transactions in Fund shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from a Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Foreign investments. A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund’s investments in foreign securities may increase or accelerate the Fund’s recognition of ordinary income or loss and may affect the timing or amount of the Fund’s distributions, including in situations where such distributions may economically represent a return of a particular shareholder’s investment. Investments, if any, in “passive foreign investment companies” could subject a Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a “qualified electing fund.”

If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. (Shareholders of Funds that do not hold sufficient foreign securities to meet the above threshold will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund). A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Derivative transactions. If a Fund engages in derivative transactions, including transactions in options, futures contracts, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Certain of the Funds’ derivative activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income (or, for tax-exempt Funds, the sum of its net tax-exempt and taxable income), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate Fund-level income tax.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Securities issued or purchased at a discount. A Fund’s investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

Investments in REITs. If a Fund invests in equity securities of REITs, such investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund’s investment in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

The Funds may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006 , a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup withholding. A Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Tax shelter reporting regulations. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an “interest-related dividend”), and

(ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund (a “short-term capital gain dividend”). Legislation to extend this provision one year was proposed in 2007 and is still pending; whether it will be enacted is unclear. A Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the each Trust, as of February 8, 2008, no person owned beneficially or of record more than 5% of the outstanding voting securities of any Fund, except as indicated on Appendix A hereto.

To the knowledge of the each Trust, as of February 8, 2008, the Trustees of that Trust and the officers of that Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

CUSTODIAN

JP Morgan Chase Bank, 270 Park Avenue, New York, New York, is the custodian of the assets of the Funds. The custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, Massachusetts 02171, is each Trust’s registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, each Trust’s independent registered public accounting firm, provides audit services, and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

Schroders, Schroder Fund Advisors Inc., the Trusts’ distributor, and SIMNA Ltd. have each adopted a Code of Ethics, and the Trusts have adopted a combined Code of Ethics as amended from time to time, pursuant to the requirements of Rule 17j-1 of the Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics have been filed as exhibits to each of the Trust’s Registration Statements.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts have delegated authority and responsibility to vote any proxies relating to voting securities held by the Funds to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders’ proxy voting policies and procedures is attached as Appendix B to this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, through the Schroders Funds’ website at www.schroderfunds.com or by calling (800) 464-3108 and on the SEC website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trusts.

SHAREHOLDER LIABILITY

Under Delaware and Massachusetts law, each shareholders could, under certain circumstances, be held personally liable for the obligations of the relevant Trust. However, each Trust’s Declaration of Trust or Trust Instrument, as applicable, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. Each Trust’s Declaration of Trust or Trust Instrument, as applicable, provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm, Financial Highlights, and Financial Statements in respect of the Funds are included in the Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2007 under Rule 30d-1 of the Investment Company Act, filed electronically with the SEC on January 7, 2008 in the Funds’ Report on Form N-CSR for the period ending October 31, 2007 (for Schroder Capital Funds (Delaware), File No. 811-1911, Accession No. 0000935069-08-000044; for Schroder Series Trust, File No. 811-07840; Accession No. 0000935069-08-000045; and for Schroder Global Series Trust, File No. 811-21364, Accession No. 0000935069-08-000043). The Report, Financial Highlights and Financial Statements referred to above relating to the Funds are incorporated by reference into this SAI.

APPENDIX A

HOLDERS OF OUTSTANDING SHARES

To the knowledge of each Trust, as of February 8, 2008, no person owned beneficially or of record 5% or more of the outstanding shares of any Fund, except as set forth below.

Investor Shares

Record or Beneficial Owner	Fund	Number Of Outstanding Shares Owned	Percentage of Outstanding Shares Owned
National Financial Svcs. Corp For Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Fl 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder Emerging Market Equity Fund	600,970.7590	34.16%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder Emerging Market Equity Fund	113,471.6870	6.45%
Schroder U.S. Holdings Inc. 22 Church St. Hamilton, Bermuda HM11	Schroder Emerging Market Equity Fund	951,425.8470	54.08%
Schroder U.S. Holdings Inc. 22 Church St. Hamilton, Bermuda HM11	Schroder International Alpha Fund	1,878,467.5030	86.13%
JPMorgan Chase Bank, NA FBO 4 New York Plaza 15th Floor New York, NY 10004-2413	Schroder International Diversified Value Fund	89,579.1580	7.94%
Schroder U.S. Holdings Inc. 22 Church St. Hamilton, Bermuda HM11	Schroder International Diversified Value Fund	1,038,506.1500	92.06%
Chase Nominees Ltd. A/C 45616 PO Box 18171 125 London Wall London EC2Y 5AJ United Kingdom	Schroder North American Equity Fund	4,848,324.5080	7.18%

Chase Nominees Ltd. A/C 45620 PO Box 18171 125 London Wall London EC2Y 5AJ United Kingdom	Schroder North American Equity Fund	3,968,858.4590	5.88%
Chase Nominees Ltd. A/C 45786 PO Box 18171 125 London Wall London EC2Y 5AJ United Kingdom	Schroder North American Equity Fund	4,524,759.5280	6.70%
Nortrust Nominees Ltd. A/C ERY02 50 Bank Street Canary Wharf London, UK E14 5NT	Schroder North American Equity Fund	20,235,468.3170	29.97%
HSBC Global Custody Nominee Ltd. A/C 999665 C/O HSBC Securities Services Mariner House, Pepys Street London EC3N 4DA United Kingdom	Schroder North American Equity Fund	6,407,655.9800	9.49%
State Street Nominees Ltd FBO A/C 2CM5 525 Ferry Road Edinburgh EH5 2AW	Schroder North American Equity Fund	10,575,804.9000	15.66%
National Financial Svcs Corp for Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder U.S. Opportunities Fund	2,163,654.1010	17.74%
Fidelity Investments Institutional Operations Co Inc (FIIC) as Agent for Certain Employee Benefit Plans 100 Magellan Way Covington, KY 41015-1999	Schroder U.S. Opportunities Fund	983,239.4280	8.06%
Charles Schwab & Co. Inc. Special Custody AC for Benefit of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Schroder U.S. Opportunities Fund	5,938,507.2000	48.69%
Payne & Dolan Inc. Restated Profit Sharing DTD 10/27/1994 Mark Filmanowicz TTEE PO 781 Waukesha, WI 53187-0781	Schroder U.S. Small and Mid Cap Opportunities Fund	199,634.2590	17.63%

JPMorgan Chase Bank, NA FBO 4 New York Plaza 15th Floor New York, NY 10004-2413	Schroder U.S. Small and Mid Cap Opportunities Fund	310,225.2520	27.39%
JPMorgan Chase Bank, NA FBO Attn: Will Norris 500 Stanton Christiana Road Newark, DE 19713-2105	Schroder U.S. Small and Mid Cap Opportunities Fund	593,655.9390	52.41%
JPMorgan Chase Bank NA FBO 4 New York Plaza, 15th Floor New York, NY 10004-2413	Schroder Strategic Bond Fund	195,503.4210	5.79%
Jefferson State Bank 1777 NE Loop 410 Ste 100 San Antonio, TX 78217-5223	Schroder Strategic Bond Fund	1,168,544.6640	34.60%
Schroder U.S. Holdings Inc 22 Church St. Hamilton, Bermuda HM11	Schroder Strategic Bond Fund	2,013,677.7860	59.62%
Andrew L Stern TTEE Service Employees Int’l Union Pension Plan Master Trust 11 Dupont Circle, NW Suite 900 Washington, DC 20036-1202	Schroder Total Return Fixed Income Fund	5,990,770.6920	81.65%
Local 6 Club Employees Pension Fund 709 Eighth Avenue 3rd Floor New York, NY 10036	Schroder Total Return Fixed Income Fund	1,020,744.7240	13.91%
National Financial Svcs Corp for Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder Municipal Bond Fund	3,383,489.6720	5.20%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Schroder Municipal Bond Fund	19,227,083.2570	29.56%
PFPC Inc. as Agent for PFPC Trust FBO Morningstar Wrap Program Customers 760 Moore Rd. King of Prussia, PA 19406-1212	Schroder Municipal Bond Fund	4,571,486.2570	7.03%

Prudential Investment Mgmt Service FBO Mutual Fund Clients ATTN Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin, NJ 08830-2710	Schroder Municipal Bond Fund	33,933,659.4060	52.18%
National Financial Svcs Corp for Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder Short-Term Municipal Bond Fund	3,269,874.1230	14.20%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Schroder Short-Term Municipal Bond Fund	14,254,989.4190	61.92%
Saxon & Co. FBO 40-40-090-9999464 PO Box 7780-1888 Philadelphia, PA 19182-0001	Schroder Short-Term Municipal Bond Fund	3,309,652.6660	14.38%

Advisor Shares

Record or Beneficial Owner	Fund	Number Of Outstanding Shares Owned	Percentage of Outstanding Shares Owned
Charles Schwab & Co. Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Schroder Emerging Market Equity Fund	18,824.1580	12.67%
Schroder U.S. Holdings Inc 22 Church St. Hamilton, Bermuda HM11	Schroder Emerging Market Equity Fund	114,991.8010	77.43%
National Financial Svcs. Corp For Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Fl 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder International Alpha Fund	968,701.1630	44.88%
Schroder U.S. Holdings Inc 22 Church St. Hamilton, Bermuda HM11	Schroder International Alpha Fund	1,080,307.8180	50.06%

National Financial Svcs. Corp For Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Fl 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder International Diversified Value Fund	9,338.5110	6.54%
Schroder U.S. Holdings Inc 22 Church St. Hamilton, Bermuda HM11	Schroder International Diversified Value Fund	121,740.4890	85.29%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder North American Equity Fund	1,401.6960	11.78%
Schroder Investment Management North America Inc ATTN Alan Mandel 875 3rd Ave Fl 22 New York, NY 10022-7253	Schroder North American Equity Fund	10,499.9720	88.22%
National Financial Svcs. Corp For Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Fl 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder U.S. Opportunities Fund	87,794.1840	37.70%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder U.S. Opportunities Fund	78,662.1080	33.78%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder U.S. Small and Mid Cap Opportunities Fund	9,246.3380	12.04%
Schroder U.S. Holdings Inc 22 Church St. Hamilton, Bermuda HM11	Schroder U.S. Small and Mid Cap Opportunities Fund	8,611.6120	11.22%
Pershing LLC PO Box 2052 Jersey City, NY 07303-2052	Schroder U.S. Small and Mid Cap Opportunities Fund	37,204.9780	48.45%
City National Bank PO Box 60520 Los Angeles, CA 90060-0520	Schroder Strategic Bond Fund	8,648.9790	7.08%

Schroder U.S. Holdings Inc 22 Church St. Hamilton, Bermuda HM11	Schroder Strategic Bond Fund	105,603.0480	86.45%
Brown Brothers Harriman & Co Custodian for 6659718 Reinvest ATTN Invest FDS Global DIS CTR 525 Washington Blvd. Jersey City, NJ 07310-1606	Schroder Total Return Fixed Income Fund	71,350.9420	81.09%
Schroder U.S. Holdings Inc. 22 Church St. Hamilton, Bermuda HM11	Schroder Total Return Fixed Income Fund	16,476.6040	18.73%
National Financial Svcs Corp for Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder Municipal Bond Fund	180,899.7760	10.39%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Schroder Municipal Bond Fund	1,254,164.4830	72.00%
National Financial Svcs Corp for Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder Short-Term Municipal Bond Fund	88,524.9760	9.98%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Schroder Short-Term Municipal Bond Fund	263,080.8990	29.66%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Schroder Short-Term Municipal Bond Fund	256,367.1040	28.90%
Brown Brothers Harriman & Co Custodian for 6659718 Reinvest ATTN Invest FDS Global DIS CTR 525 Washington Blvd. Jersey City, NJ 07310-1606	Schroder Total Return Fixed Income Fund	71,350.9420	81.09%
Schroder U.S. Holdings Inc. 22 Church St. Hamilton, Bermuda HM11	Schroder Total Return Fixed Income Fund	16,476.6040	18.73%

National Financial Svcs Corp for Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder Municipal Bond Fund	180,899.7760	10.39%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Schroder Municipal Bond Fund	1,254,164.4830	72.00%
National Financial Svcs Corp for Exclusive Benefit of Customers ATTN: Mutual Funds Dept. 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder Short-Term Municipal Bond Fund	88,524.9760	9.98%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Schroder Short-Term Municipal Bond Fund	263,080.8990	29.66%

APPENDIX B

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS

OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“Schroders”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

•	Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and
•	Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the “Funds”):

•	Disclose their proxy voting policies and procedures in their registration statements and
•	Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a)	Proxy Voting General Principles

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Proxy Committee

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders’ Global Corporate Governance Team (the “Team”) is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global Corporate Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been developed by Schroders’ Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders’ positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’ clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;
•	A proponent of a proxy proposal has a client relationship with Schroders;
•	A proponent of a proxy proposal has a business relationship with Schroders;
•	Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Team will determine whether a proposal is material as follows:

•

Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•

Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’ own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer. The rationale of such vote will be memorialized in writing.

Record of Proxy Voting

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•	Name of the issuer of the security;
•	Exchange ticker symbol;
•	CUSIP number, if available;
•	Shareholder meeting date;
•	Brief summary of the matter voted upon;
•	Source of the proposal, i.e., issuer or shareholder;
•	Whether the fund voted on the matter;
•	How the fund voted; and
•	Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

APPENDIX C

FIXED INCOME AND COMMERCIAL PAPER RATINGS

Moody’s Investors Service Inc. (“Moody’s”)

Fixed Income Security Ratings

“Aaa” Fixed income securities which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” Fixed income securities which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade fixed income securities. They are rated lower than the best fixed income securities because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” Fixed income securities which are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” Fixed income securities which are rated “Baa” are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities rated “Aaa”, “Aa”, “A” and “Baa” are considered investment grade.

“Ba” Fixed income securities which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

“B” Fixed income securities which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” Fixed income securities which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” Fixed income securities which are rated “Ca” present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” Fixed income securities which are rated “C” are the lowest rated class of fixed income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, “1”, “2”, and “3” in each generic rating classification from “Aa” through “B.” The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid range ranking; and a modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: “Prime 1”, “Prime 2”, “Prime 3.”

Issuers rated “Prime 1” have a superior capacity for repayment of short-term promissory obligations. Issuers rated “Prime 2” have a strong capacity for repayment of short-term promissory obligations; and Issuers rated “Prime 3” have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated “Not Prime” do not fall within any of the Prime rating categories.

Standard & Poor’s Rating Services (“Standard & Poor’s”)

Fixed Income Security Ratings

A Standard & Poor’s fixed income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

“AAA” Fixed income securities rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

“AA” Fixed income securities rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

“A” Fixed income securities rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed income securities in higher rated categories.

“BBB” Fixed income securities rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed income securities in this category than for fixed income securities in higher rated categories.

Fixed income securities rated “AAA”, “AA”, “A” and “BBB” are considered investment grade.

“BB” Fixed income securities rated “BB” have less near term vulnerability to default than other speculative grade fixed income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

“B” Fixed income securities rated “B” have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

“CCC” Fixed income securities rated “CCC” have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

“CC” The rating “CC” is typically applied to fixed income securities subordinated to senior debt which is assigned an actual or implied “CCC” rating.

“C” The rating “C” is typically applied to fixed income securities subordinated to senior debt which is assigned an actual or implied “CCC “ rating.

“CI” The rating “CI” is reserved for fixed income securities on which no interest is being paid.

“NR” Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Fixed income securities rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such fixed income securities will likely have some quality and protective characteristics, these are out weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus ( ): The rating from “AA” TO “CCC” may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

Commercial Paper Ratings

Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax exempt commercial paper.

Issues assigned “A” ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation “1”, “2”, and “3” to indicate the relative degree of safety.

“A 1” Indicates that the degree of safety regarding timely payment is very strong.

“A 2” Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated “A 1.”

“A 3” Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. (“Fitch”)

Fixed Income Security Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps

Fixed Income Securities

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Certificates Of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.